As filed with the Securities and Exchange Commission on October 28, 2024
Securities Act Registration No. 333‑249784
Investment Company Act Registration No. 811‑23615

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
(CHECK APPROPRIATE BOX OR BOXES)
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.	☐
Post-Effective Amendment No. 26	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 28	☒

Perpetual Americas Funds Trust
(Exact Name of Registrant as Specified in Charter)

1 Congress Street, Suite 3101
Boston, Massachusetts 02114
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (617) 933‑0712
Andrew Jolin
1 Congress Street, Suite 3101
Boston, Massachusetts 02114
(Name and Address of Agent for Service)

COPY TO:

George Raine, Esq.
Ropes & Gray LLP
Prudential Tower 800 Boylston Street
Boston, MA 02199-3600

Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.
It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b)
☒	On November 1, 2024 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	On (date) pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
This Post-Effective Amendment is being filed in connection with the Trust’s annual update of its Registration Statement relating to the Trillium ESG Global Equity Fund and Trillium ESG Small/Mid Cap Fund, each a series of the Registrant. No information contained herein is intended to amend or supersede any prior filing relating to any other series of the Registrant.

Trillium ESG Global Equity Fund
Institutional Shares (PORIX)
Investor Shares (PORTX)
Advisor Shares (Not currently offered)
Class Z Shares (Not currently offered)
Trillium ESG Small/Mid Cap Fund
Institutional Shares (TSMDX)
Investor Shares (Not currently offered)
Advisor Shares (Not currently offered)
Class Z Shares (Not currently offered)
PROSPECTUS DATED NOVEMBER 1, 2024
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SUMMARY
Trillium ESG Global Equity Fund
Investment Objective
The Trillium ESG Global Equity Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%	0.85%	0.85%	0.85%
Distribution (Rule 12b‑1) Fees	None	0.10%	0.25%	None
Other Expenses[1]	0.14%	0.12%	0.12%	0.12%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses[2]	0.99%	1.07%	1.22%	0.97%

[1]	Restated to reflect current expenses.
[2]
The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.99%, 1.09%, 1.24% and 0.99% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, until November 1, 2025. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees (the “Board”) of the Fund at any time and will terminate automatically upon termination of the Fund’s Investment Advisory Agreement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The contractual expense limitation

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for the Fund is reflected only in the 1 year example and for the first year of the 3, 5 and 10 year examples. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$101	$315	$547	$1,213
Advisor Shares	$109	$340	$590	$1,306
Investor Shares	$124	$387	$670	$1,477
Class Z Shares	$99	$309	$536	$1,190
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended June 30, 2024, the Fund’s portfolio turnover rate was 27.31% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in companies the portfolio managers believe are leaders in managing risks and opportunities related to environmental, social and governance (“ESG”) criteria, have above average growth potential, and are reasonably valued. The Fund invests in both U.S. and non‑U.S. companies of any size or market capitalization. The Fund invests primarily in common stocks, either directly or indirectly. The Fund utilizes a core investment style that incorporates elements of both growth and value investing. The Fund obtains indirect exposure to stocks and other equity securities through instruments such as depositary receipts, as described below. Under normal market conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in equity securities that meet the Fund’s subadviser, Trillium Asset Management, LLC (“Trillium”), ESG criteria. For purposes of its 80% investment policy, the equity securities that meet Trillium’s ESG criteria are those that satisfy Trillium’s proprietary fundamental and ESG criteria analysis and screening described below under “Portfolio Analysis and Construction” and “ESG Considerations and Active Ownership.” The Fund may also participate in initial public offerings (“IPOs”).
Non‑U.S. Investments. The Fund typically invests at least 40% of its net assets in non‑U.S. companies. The Fund intends to invest in a broad array of countries, which may include companies located in frontier or emerging markets. In addition to acquiring direct ownership of equity securities of non‑U.S. companies, the Fund may obtain investment exposure indirectly, including through depositary receipts. Depositary receipts and other investments intended to achieve investment exposure to equity securities indirectly will be counted towards the Fund’s 80% investment policy.
Portfolio Analysis and Construction. Trillium believes that the best long-term investments for the Fund are found in companies that have above-average financial characteristics and growth potential, while also contributing towards the goals of a sustainable global economy. Trillium believes that a company’s sound understanding of sustainability principles can demonstrate the qualities of innovation and leadership that tend to support the creation of a distinct competitive advantage and the building of long-term value. Trillium constructs the Fund’s portfolio by looking at the companies included in the Fund’s benchmark, supplemented by an analysis of companies outside of the Fund’s benchmark. Within this investment universe the portfolio managers then identify individual companies that satisfy Trillium’s proprietary fundamental and ESG criteria analysis and screening process described under “Portfolio Analysis and Construction” and “ESG Considerations and Active Ownership.”
In conducting fundamental research, the portfolio managers combine fundamental investment considerations with proprietary ESG criteria analysis and screening. Trillium believes that this integrated approach provides insight into how a company behaves commercially and how it deals with existing and emerging ESG risks and opportunities. The Fund may invest in companies of any size. Under normal circumstances, the portfolio managers attempt to mitigate risk through consideration of country and economic sector allocations. The portfolio is managed with reference to its performance benchmark as to country and sector allocation but may depart from the benchmark’s allocations at any time, sometimes materially. The intended outcome of the portfolio managers’ investment process is a portfolio that typically consists of between 75‑120 companies.

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In Trillium’s opinion, each company is unique in terms of its business and risk profile. In conducting fundamental and ESG analysis, the portfolio managers seek to identify certain traditional business qualities in each of the companies it considers for the Fund. Identifying companies that meet Trillium’s financial and ESG criteria is an important part of the process, while recognizing that it is also critical to make investments at reasonable valuations.
When selecting securities for the Fund, the portfolio managers’ financial analysis also includes a holistic review of ESG criteria and how they may impact a stock’s valuation or performance. These ESG criteria include key sustainability risks and opportunities spanning a range of topics including board diversity, climate change policies, supply chains and human rights policies. Trillium also excludes or restricts from investment individual companies on the basis of certain qualitative and quantitative screens. See “ESG Considerations and Active Ownership” below for more detail.
The portfolio managers evaluate Environmental, Social, and Governance factors for each company. The portfolio managers do not prioritize one set of factors over the others, although “E”, “S” or “G” factors may be given more or less consideration depending on a company’s particular industry. For example, Trillium may weigh Social factors more heavily for a firm in the professional services industry and Environmental factors more heavily for a manufacturing company. Similarly, Trillium’s ESG criteria may be somewhat different across sectors, geographic regions or market capitalizations, and Trillium evaluates ESG criteria and risks for each company it considers for investment. Some of the ESG criteria Trillium assesses, which can vary based on industry as noted above, include, but are not limited to:
Environmental – Use of harmful pollutants and chemicals; Raw material management; Greenhouse gas emissions and use of renewable energy sources.
Social – Payment of fair wages; Human capital management strategy; Encouragement of diversity and inclusion; Support of LGBTQ rights.
Governance – Board diversity; Independent roles of CEO and Board chair; Reasonableness of executives’ wages; Dedication to corporate transparency.
Portfolio managers also analyze a company’s ESG related policies and practices, including reviews of third-party evidence when available. For example, the portfolio managers may consider whether a company maintains an environmental management system certified to certain international standards, and also consider data from a variety of public sources including eligible company filings, other publicly available materials, shareholder/investor events, and in certain cases, information resulting from direct communication with company management teams. The portfolio managers also have access to and consider information obtained from multiple third-party providers for both financial and ESG data, in addition to internally generated analysis, throughout its proprietary investment process. Trillium also reviews publicly available information provided from government agencies, news agencies and not‑for‑profit organizations. See “ESG Considerations and Active Ownership” below for more detail.
The portfolio managers look to achieve capital appreciation by investing in superior companies while also considering the Fund’s allocations and exposures across:

•	Economic sectors;

•	Countries or regions; and

•	Company size.
The Fund is managed with reference to its performance benchmark as to country and sector allocation but the portfolio managers may depart from the benchmark’s allocations at any time, sometimes materially.

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Although the Fund did not invest significantly in derivatives instruments as of the most recent fiscal year end, it may engage in certain currency hedging transactions.
ESG Considerations and Active Ownership. Trillium believes in active ownership and that engaging companies on ESG topics using shareholder advocacy can lead to improvements in ESG practices, policies and impact – as well as support the long-term investment performance of the Fund’s overall portfolio. Trillium typically seeks to align Trillium’s values and financial objectives by combining impactful investment solutions with active ownership, aspiring to provide long-term value while advancing humankind towards a sustainable global economy, a just society, and a better world. For Trillium this means being active shareholders with the intention to advocate in support of protections and respect for human rights, the natural environment, economic, environmental, social, and climate justice, labor rights, and civil society institutions. Trillium’s proxy voting guidelines incorporate these ESG matters and perspectives and votes are executed consistent with Trillium’s fiduciary duties. In pursuing the Fund’s investment objective and considering individual investments, Trillium considers both impact to these aspirational goals as well as financial performance.
As part of its ESG analysis, there are certain industries and business activities that Trillium currently identifies as too environmentally risky or as presenting social outcomes that are too unattractive to warrant investment consideration. Trillium employs qualitative and quantitative screens to exclude or restrict these types of investments. The Fund does not invest in companies that are primarily engaged in fossil fuel production based on a company’s total gross revenue unless the company demonstrates a plan to transition to a low carbon business model that Trillium finds credible. The Fund will also exclude from consideration companies that derive a material proportion of their total gross revenue from business activities that are incompatible with Trillium’s sustainability goals. These include business activities related to agricultural biotechnology, coal and certain types of mining, pornography, private prisons, tar sands (i.e., oil sands), arctic drilling, tobacco, casinos and gaming, and weapons/firearms. The Fund also restricts investment in companies that Trillium identifies as having major recent or ongoing controversies involving animal welfare, environmental, governance, human rights, and product safety.
Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the principal risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear.
Sustainable Investing Risk. Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Because Trillium evaluates ESG criteria when selecting certain securities, the Fund’s portfolio may perform differently than funds that do not use ESG criteria. ESG criteria may prioritize long term, rather than short term, returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the securities identified by Trillium to fit within its sustainability criteria do not operate as anticipated. Although Trillium seeks to identify issuers that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. Trillium’s exclusion of certain potential investments from the Fund’s investment universe may adversely affect the Fund’s relative performance at times when such potential investments are performing well. By engaging in shareholder advocacy, Trillium intends to improve portfolio companies’ ESG practices, policies and impact in a manner consistent with supporting the long-term investment performance of the Fund’s overall portfolio. There is, however, a risk that Trillium’s shareholder advocacy may be unsuccessful and may result in unanticipated or unintended outcomes. There can be no assurance that Trillium’s shareholder advocacy will result either in superior investment returns, or in a positive outcome for the environment or society.

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Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods.
Non-U.S. Securities Risk. Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investments in non-U.S. securities may also be subject to greater environmental, credit and information risks. The Fund’s investments in non-U.S. securities also are subject to non-U.S. currency fluctuations and other non-U.S. currency-related risks. Non-U.S. securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Income, proceeds and gains received by the Fund from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities.
Emerging Markets Risk. In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. Emerging market investments are also subject to enhanced custody risk, a risk that is inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets. In addition, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. The Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.
Currency Risk. Investments in non-U.S. countries are also subject to currency risk. As the Fund’s investments in non-U.S. securities are generally denominated in non-U.S. currencies, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints, including the potential adoption of economic policies and/or currency exchange controls that may affect their currency valuations in a manner that is disadvantageous to U.S. investors and companies.
Depositary Receipts Risk. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non‑cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders.
Growth Investing Risk. The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over a short or long period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

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IPO Risk. The Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.
Active Management Risk. Trillium’s dependence on a quantitative strategy or judgments about the attractiveness, value, and potential appreciation of, or social and environmental factors related to, a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, as well as any changes to climate related laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
Small-Cap and Mid-Cap Company Risk. The small- and mid-capitalization companies in which the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-capitalization companies may have limited product lines, markets, and financial resources, and may depend upon relatively small management groups. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.
Market Risk. The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Performance Information
The Trillium ESG Global Equity Fund, a series of Professionally Managed Portfolios (the “Global Equity Predecessor Fund”) was reorganized into the Fund on October 30, 2023 following shareholder approval. The Fund commenced operations as of this date and assumed the financial and performance history of the Global Equity Predecessor Fund. The bar chart and performance table below provide an indication of the risks of an investment in the Fund (and the Global Equity Predecessor Fund for periods prior to the reorganization) by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. For periods prior to the reorganization of the Fund, the performance information is based on the performance of the Global Equity Predecessor Fund. The Retail Class shares of the Global Equity Predecessor Fund were reorganized into the Investor Shares of the Fund on October 30, 2023. Historical performance for Institutional Shares prior to its inception is based on the performance of Investor Shares. The performance of Institutional Shares has been adjusted to reflect differences in expenses. After‑tax returns are shown for the Fund’s Investor Shares only and will vary from the after‑tax returns for other share classes. After‑tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866‑260‑9549 (toll free) or 312‑557‑5913.

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Annual Total Returns – Investor Shares for year ended December 31*

Best quarter:	04/01/2020 – 6/30/2020 – 18.50%
Worst quarter:	01/01/2020 – 3/31/2020 – (18.76)%

*
The Fund’s fiscal year end is September 30. The Fund’s total return since the end of the last calendar year (December 31, 2023) through the end of the most recent quarter (September 30, 2024) was 12.33%.

Average Annual Total Returns – for the Periods Ended December 31, 2023

	1 Year	5 Years	10 Years	Since Inception[1]
Investor Shares – Before Taxes (No Load)	18.91%	12.33%	8.37%	6.68%
Investor Shares – After Taxes on Distributions (No Load)	17.31%	11.44%	7.28%	6.24%
Investor Shares – After Taxes on Distributions and Sale of Fund Shares (No Load)	12.28%	9.82%	6.57%	5.69%
MSCI ACWI Net Total Return Index (USD) (reflects no deductions for fees or expenses)	22.20%	11.72%	7.93%	5.77%
Institutional Shares – Before Taxes (No Load)	19.21%	12.65%	8.67%	6.99%

[1]	Inception for Institutional Shares is March 30, 2007. Inception for Investor Shares is September 30, 1999. See above for a discussion of the Global Equity Predecessor Fund and its share classes.
Portfolio Management
Investment Advisers
Trillium is the Fund’s subadviser, subject to supervision by the Board and the Adviser1.
Portfolio Managers

Matthew Patsky, CFA	Laura McGonagle, CFA
CEO of Trillium, Lead Portfolio Manager	Portfolio Manager

Length of Service: Since 2018*	Length of Service: Since 2021*

*	Length of Service includes portfolio management services provided to the Global Equity Predecessor Fund, which reorganized into the Fund on October 30, 2023.

[1]
The Fund’s investment adviser is Perpetual Americas Funds Services (“PAFS”), which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.

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Buying and Selling Fund Shares
Minimum Initial Investment

Institutional	Advisor	Investor	Class Z
$ 100,000	No minimum	No minimum	$10,000,000
There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.
To Buy or Sell Shares:
Trillium ESG Global Equity Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866‑260‑9549 (toll free) or 312‑557‑5913
You can buy or sell shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The Adviser and Perpetual Americas Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.
Dividends, Capital Gains and Taxes
The Fund intends to make distributions that are generally taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax‑advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax‑advantaged plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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FUND SUMMARY
Trillium ESG Small/Mid Cap Fund
Investment Objective
The Trillium ESG Small/Mid Cap Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%	0.75%	0.75%
Distribution (Rule 12b‑1) Fees	None	0.10%	0.25%	None
Other Expenses[1]	0.39%	0.39%	0.39%	0.39%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.14%	1.24%	1.39%	1.14%
Fee Waivers and Reimbursements[2]	-0.16%	-0.16%	-0.16%	-0.16%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.98%	1.08%	1.23%	0.98%

[1]	Restated to reflect current expenses.
[2]
The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.97%, 1.07%, 1.22%, and 0.97% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares respectively until November 1, 2025. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees (the “Board”) of the Fund at any time and will terminate automatically upon termination of the Fund’s Investment Advisory Agreement. Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements may exceed 0.97%, 1.07%, 1.22%, and 0.97% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, due to certain excluded expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The contractual expense limitation

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for the Fund is reflected only in the 1 year example and for the first year of the 3, 5 and 10 year examples. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$100	$346	$612	$1,372
Advisor Shares	$110	$378	$666	$1,486
Investor Shares	$125	$424	$745	$1,655
Class Z Shares	$100	$346	$612	$1,372
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended June 30, 2024, the Fund’s portfolio turnover rate was 31.34% of the average value of its portfolio.
Principal Investment Strategies
Under normal conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small and mid‑sized companies that meet Trillium’s Environmental, Social, and Governance (“ESG”) criteria. The Fund’s subadviser, Trillium Asset Management, LLC (“Trillium”) defines small- and mid‑cap companies as those having market capitalizations that, at the time of purchase, are consistent with the market capitalizations of companies in the Russell 2500® Index. As of August 31, 2024, the largest company in the Russell 2500® Index had a market capitalization of $30 billion. The Fund utilizes a core investment style that incorporates elements of both growth and value investing. The Fund may invest up to 20% of its total assets in the securities of non‑U.S. issuers, including indirectly through instruments such as depositary receipts. Depositary receipts and other investments intended to achieve investment exposure to equity securities indirectly will be counted towards the Fund’s 80% investment policy. The Fund’s non‑U.S. holdings may include companies located in frontier or emerging markets. For purposes of its 80% investment policy, the equity securities that meet Trillium’s ESG criteria are those that satisfy Trillium’s proprietary fundamental and ESG criteria analysis and screening described below under “Portfolio Analysis and Construction” and “ESG Considerations and Active Ownership.” The Fund may also participate in initial public offerings (“IPOs”).
Portfolio Analysis and Construction. Trillium’s investment philosophy for the Fund is that integrating ESG criteria into the financial analysis process can help identify the best companies positioned to deliver long-term risk adjusted performance.
Trillium constructs the Fund’s portfolio by looking at the companies included in the Fund’s benchmark, supplemented by an analysis of companies outside of the Fund’s benchmark. Within this investment universe the portfolio managers then identify individual companies that satisfy Trillium’s proprietary fundamental and ESG criteria analysis and screening process described under “Portfolio Analysis and Construction” and “ESG Considerations and Active Ownership.” In conducting fundamental research, the portfolio managers combine fundamental investment considerations with proprietary ESG criteria analysis and screening. Trillium believes that this integrated approach provides insight into how a company behaves commercially and how it deals with existing and emerging ESG risks and opportunities.
Trillium’s investment process for the Fund is a bottom‑up research process focused on identifying companies with high quality characteristics. These include, but are not limited to:

•	Financial statement integrity as determined by a review of financial ratios and company disclosures;

•	History of profitability, and/or positive and growing cash flow from operations;

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•
Conservative debt management as measured by a review of leverage ratios and balance sheet analyses including debt to earnings before interest, taxes, depreciation and amortization, and debt to capitalization metrics;

•	Return on investment capital trends; and

•	Sector-relevant leadership on ESG policies and performance.
Portfolio managers also qualitatively consider macroenvironment and geopolitical conditions, including interest rates, inflation trends, employment levels, and regional disputes in relation to overall portfolio construction. In constructing the portfolio, Trillium adheres to risk control parameters such as the maximum size of an individual holding, relative sector weights, and a target average market capitalization for the portfolio.
When selecting securities for the Fund, the portfolio managers’ financial analysis also includes a holistic review of ESG criteria and how they may impact a stock’s valuation or performance. These ESG criteria include key sustainability risks and opportunities spanning a range of topics including board diversity, climate change policies, supply chains and human rights policies. Trillium also excludes or restricts from investment individual companies on the basis of certain qualitative and quantitative screens. See “ESG Considerations and Active Ownership” below for more detail. The portfolio managers evaluate Environmental, Social, and Governance factors for each company. The portfolio managers do not prioritize one set of factors over the others, although “E”, “S” or “G” factors may be given more or less consideration depending on a company’s particular industry. For example, Trillium may weigh Social factors more heavily for a firm in the professional services industry and Environmental factors more heavily for a manufacturing company. Similarly, Trillium’s ESG criteria may be somewhat different across sectors, geographic regions or market capitalizations, and Trillium evaluates ESG criteria and risks for each company it considers for investment. Some of the ESG criteria Trillium assesses, which can vary based on industry as noted above, include, but are not limited to:
Environmental – Use of harmful pollutants and chemicals; Raw material management; Greenhouse gas emissions and use of renewable energy sources.
Social – Payment of fair wages; Human capital management strategy; Encouragement of diversity and inclusion; Support of LGBTQ rights.
Governance – Board diversity; Independent roles of CEO and Board chair; Reasonableness of executives’ wages; Dedication to corporate transparency.
Portfolio managers also analyze a company’s ESG related policies and practices, including reviews of third-party evidence, when available certain international standards and also. For example, the portfolio managers may consider whether a company maintains an environmental management system certified to certain international standards, and also consider data from a variety of public sources including eligible company filings, other publicly available materials, shareholder/investor events, and in certain cases, information resulting from direct communication with company management teams. The portfolio managers also have access to and consider information obtained from multiple third-party providers for both financial and ESG data, in addition to internally generated analysis, throughout its proprietary investment process. Trillium also reviews publicly available information provided from government agencies, news agencies and not‑for‑profit organizations. See “ESG Considerations and Active Ownership” below for more detail.
ESG Considerations and Active Ownership. Trillium seeks to identify companies that it believes are strategic leaders, based on business models that it believes are superior and with the ability to create consistent earnings growth. In addition, Trillium looks to identify companies with strong board and management qualities, as evidenced by transparent and conservative financial reporting, and effective management of ESG risks such as risks from new environmental regulations, product safety risk, and reputational risks from major controversies or accidents.

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Trillium believes in active ownership and that engaging companies on ESG topics using shareholder advocacy can lead to improvements in ESG practices, policies and impact – as well as support the long-term investment performance of the Fund’s overall portfolio. Trillium typically seeks to align Trillium’s values and financial objectives by combining impactful investment solutions with active ownership, aspiring to provide long-term value while advancing humankind towards a sustainable global economy, a just society, and a better world. For Trillium this means being active shareholders with the intention to advocate in support of protections and respect for human rights, the natural environment, economic, environmental, social, and climate justice, labor rights, and civil society institutions. Trillium’s proxy voting guidelines incorporate these ESG matters and perspectives and votes are executed consistent with Trillium’s fiduciary duties. In pursuing the Fund’s investment objective and considering individual investments, Trillium considers both impact to these aspirational goals as well as financial performance.
As part of its ESG analysis, there are certain industries and business activities that Trillium currently identifies as too environmentally risky or as presenting social outcomes that are too unattractive to warrant investment consideration. Trillium employs qualitative and quantitative screens to exclude or restrict these types of investments. The Fund does not invest in companies that are primarily engaged in fossil fuel production based on a company’s total gross revenue unless the company demonstrates a plan to transition to a low carbon business model that Trillium finds credible. The Fund will also exclude from consideration companies that derive a material proportion of their total gross revenue from business activities that are incompatible with Trillium’s sustainability goals. These include business activities related to agricultural biotechnology, coal and certain types of mining, pornography, private prisons, tar sands (i.e., oil sands), arctic drilling, tobacco, casinos and gaming, and weapons/firearms. The Fund also restricts investment in companies that Trillium identifies as having major recent or ongoing controversies involving animal welfare, environmental, governance, human rights, and product safety.
Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the principal risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear.
Sustainable Investing Risk. Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Because Trillium evaluates ESG criteria when selecting certain securities, the Fund’s portfolio may perform differently than funds that do not use ESG criteria. ESG criteria may prioritize long term, rather than short term, returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the securities identified by Trillium to fit within its sustainability criteria do not operate as anticipated. Although Trillium seeks to identify issuers that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. Trillium’s exclusion of certain potential investments from the Fund’s investment universe may adversely affect the Fund’s relative performance at times when such potential investments are performing well. By engaging in shareholder advocacy, Trillium intends to improve portfolio companies’ ESG practices, policies and impact in a manner consistent with supporting the long-term investment performance of the Fund’s overall portfolio. There is, however, a risk that Trillium’s shareholder advocacy may be unsuccessful and may result in unanticipated or unintended outcomes. There can be no assurance that Trillium’s shareholder advocacy will result either in superior investment returns, or in a positive outcome for the environment or society.
Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods.

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Small-Cap and Mid-Cap Company Risk. The small- and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-capitalization companies may have limited product lines, markets, financial resources, and may depend upon relatively small management groups. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies.
Non-U.S. Securities Risk. Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investments in non-U.S. securities may also be subject to greater environmental, credit and information risks. The Fund’s investments in non-U.S. securities also are subject to non-U.S. currency fluctuations and other non-U.S. currency-related risks. Non-U.S. securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Income, proceeds and gains received by the Fund from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities.
Emerging Markets Risk. In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. Emerging market investments are also subject to enhanced custody risk, a risk that is inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets. In addition, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. The Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.
Currency Risk. Investments in non-U.S. countries are also subject to currency risk. As the Fund’s investments in non-U.S. securities are generally denominated in non-U.S. currencies, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints. Certain developing countries face serious exchange constraints, including the potential adoption of economic policies and/or currency exchange controls that may affect their currency valuations in a manner that is disadvantageous to U.S. investors and companies.
Depositary Receipts Risk. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non‑cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders.
Growth Investing Risk. The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform

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stocks in other broad style categories (and the stock market as a whole) over a short or long period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
IPO Risk. The Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.
Active Management Risk. Trillium’s dependence on a quantitative strategy or judgments about the attractiveness, value, and potential appreciation of, or social and environmental factors related to, a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, as well as any changes to climate related laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.
Market Risk. The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Performance Information
The Trillium ESG Small/Mid Cap Fund, a series of Professionally Managed Portfolios (the “Small/Mid Cap Predecessor Fund”) was reorganized into the Fund on October 30, 2023 following shareholder approval. The Fund commenced operations as of this date and assumed the financial and performance history of the Small/Mid Cap Predecessor Fund. The bar chart and performance table below provide an indication of the risks of an investment in the Fund (and the Small/Mid Cap Predecessor Fund for periods prior to the reorganization) by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. For periods prior to the reorganization of the Fund, the performance information is based on the performance of the Small/Mid Cap Predecessor Fund. After‑tax returns are shown for the Fund’s Institutional Shares only and will vary from the after‑tax returns for other share classes. After‑tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866‑260‑9549 (toll free) or 312‑557‑5913.

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Annual Total Returns – Institutional Shares for year ended December 31*

Best quarter:	10/01/2020 – 12/31/2020 – 24.47%
Worst quarter:	1/01/2020 – 03/31/2020 – (28.79)%

*
The Fund’s fiscal year end is September 30. The Fund’s total return since the end of the last calendar year (December 31, 2023) through the end of the most recent quarter (September 30, 2024) was 7.65%.

Average Annual Total Returns – for the Periods Ended December 31, 2023

	1 Year	5 Years	Since Inception[1]
Institutional Shares – Before Taxes (No Load)	9.36%	9.97%	7.48%
Institutional Shares – After Taxes on Distributions (No Load)	8.71%	9.36%	6.84%
Institutional Shares – After Taxes on Distributions and Sale of Fund Shares (No Load)	5.98%	7.86%	5.88%
Russell 2500TM Index[2] (reflects no deductions for fees or expenses)	17.42%	11.67%	9.42%
Russell 3000® Index (reflects no deductions for fees or expenses)	25.96%	15.16%	12.68%
S&P 1000® Total Return Index (reflects no deductions for fees or expenses)	16.35%	12.14%	10.14%

[1]	Inception for Institutional Shares is August 31, 2015.
[2]
During the year ended June 30, 2024, the Fund made various changes to its benchmark indices including the addition of the Russell 3000® Index, a broad-based performance index that meets new regulatory requirements and includes market segments in which the Fund does not primarily invest. The Fund also replaced the S&P 1000® Total Return Index with the Russell 2500® Index, which is the benchmark the Fund uses for comparison to how the Fund is managed. The Adviser and Trillium believe that the Russell 2500® Index reflects the Fund’s investment portfolio of small- and mid-sized companies and is more widely used in the marketplace, as well as more familiar to investors, than the S&P 1000® Total Return Index.

Portfolio Management
Investment Advisers
Trillium is the Fund’s subadviser, subject to supervision by the Board and the Adviser.2
Portfolio Managers

Laura McGonagle, CFA	Mitali Prasad, CFA

Lead Portfolio Manager	Portfolio Manager

Length of Service: Since 2015*	Length of Service: Since 2019*

*	Length of Service includes portfolio management services provided to the Small/Mid Cap Equity Predecessor Fund, which reorganized into the Fund on October 30, 2023.

[2]
The Fund’s investment adviser is Perpetual Americas Funds Services (“PAFS”), which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.

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Buying and Selling Fund Shares
Minimum Initial Investment

Institutional	Advisor	Investor	Class Z
$ 100,000	No minimum	No minimum	$10,000,000
There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.
To Buy or Sell Shares:
Trillium ESG Small/Mid Cap Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866‑260‑9549 (toll free) or 312‑557‑5913
You can buy or sell shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The Adviser and Perpetual Americas Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.
Dividends, Capital Gains and Taxes
The Fund intends to make distributions that are generally taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax‑advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax‑advantaged plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF THE FUNDS
Principal Investments and Strategies of Each Fund
Trillium ESG Global Equity Fund
Investment Objective:
The Fund seeks long-term capital appreciation.
Principal Investment Strategies:
The Fund seeks to achieve its investment objective by investing primarily in companies the portfolio managers believe are leaders in managing risks and opportunities related to environmental, social and governance (“ESG”) criteria, have above average growth potential, and are reasonably valued. The Fund invests in both U.S. and non‑U.S. companies of any size or market capitalization. The Fund invests primarily in common stocks, either directly or indirectly. The Fund utilizes a core investment style that incorporates elements of both growth and value investing. The Fund obtains indirect exposure to stocks and other equity securities through instruments such as depositary receipts, as described below. Under normal market conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in equity securities that meet the Funds’ subadviser, Trillium Asset Management, LLC (“Trillium”), ESG criteria. For purposes of its 80% investment policy, the equity securities that meet Trillium’s ESG criteria are those that satisfy Trillium’s proprietary fundamental and ESG criteria analysis and screening described below under “Portfolio Analysis and Construction” and “ESG Considerations and Active Ownership.” The Fund may also participate in IPOs.
Non‑U.S. Investments. The Fund typically invests at least 40% of its net assets in non‑U.S. companies. The Fund intends to invest in a broad array of countries, which may include companies located in frontier or emerging markets. In addition to acquiring direct ownership of equity securities of non‑U.S. companies, the Fund may obtain investment exposure indirectly, including through depositary receipts. Depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a non‑U.S. issuer. Depositary receipts are alternatives to directly purchasing the underlying non‑U.S. securities in their national markets and currencies. Depositary receipts and other investments intended to achieve investment exposure to equity securities indirectly will be counted towards the Fund’s 80% investment policy.
Portfolio Analysis and Construction. Trillium believes that the best long-term investments for the Fund are found in companies that have above-average financial characteristics and growth potential, while also contributing towards the goals of a sustainable global economy. Trillium believes that a company’s sound understanding of sustainability principles can demonstrate the qualities of innovation and leadership that tend to support the creation of a distinct competitive advantage and the building of long-term value. Trillium constructs the Fund’s portfolio by looking at the companies included in the Fund’s benchmark, supplemented by an analysis of companies outside of the Fund’s benchmark. Within this investment universe the portfolio managers then identify individual companies that satisfy Trillium’s proprietary fundamental and ESG criteria analysis and screening process described under “Portfolio Analysis and Construction” and “ESG Considerations and Active Ownership.”
In conducting fundamental research, the portfolio managers combine fundamental investment considerations with proprietary ESG criteria analysis and screening. Trillium believes that this integrated approach provides insight into how a company behaves commercially and how it deals with existing and emerging ESG risks and opportunities. The Fund may invest in companies of any size. Under normal circumstances, the portfolio managers attempt to mitigate risk through consideration of country and economic sector allocations. The portfolio is managed with reference to its performance benchmark as to country and sector allocation but may depart from the benchmark’s allocations at any time, sometimes materially. The intended outcome of the portfolio managers’ investment process is a portfolio that typically consists of between 75‑120 companies.

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In Trillium’s opinion, each company is unique in terms of its business and risk profile. In conducting fundamental and ESG analysis, the portfolio managers seek to identify certain traditional business qualities in each of the companies it considers for the Fund. Identifying companies that meet Trillium’s financial and ESG criteria is an important part of the process, while recognizing that it is also critical to make investments at reasonable valuations. As a result, in conducting fundamental analysis when evaluating a company, Trillium considers factors, such as:

•	The stock price relative to earnings, cash flow, dividend yield, and book value;

•	Valuation of the stock relative to the company’s history, peer group, and to the broad market;

•	Balance sheet and debt service analysis, including various measures of financial leverage and interest coverage ratios;

•	Business practices that are adaptable and reflect industry best practices;

•	A company’s history of innovation and competitiveness;

•	A company’s offering of products and services that meet important needs; and

•	A company’s market position and the potential for sustained long-term growth.
When selecting securities for the Fund, the portfolio managers’ financial analysis also includes a holistic review of ESG criteria and how they may impact a stock’s valuation or performance. These ESG criteria include key sustainability risks and opportunities spanning a range of topics including board diversity, climate change policies, supply chains and human rights policies. Trillium also excludes or restricts from investment individual companies on the basis of certain qualitative and quantitative screens. See “ESG Considerations and Active Ownership” below for more detail. The portfolio managers evaluate Environmental, Social, and Governance factors for each company. The portfolio managers do not prioritize one set of factors over the others, although “E”, “S” or “G” factors may be given more or less consideration depending on a company’s particular industry. For example, Trillium may weigh Social factors more heavily for a firm in the professional services industry and Environmental factors more heavily for a manufacturing company. Similarly, Trillium’s ESG criteria may be somewhat different across sectors, geographic regions or market capitalizations, and Trillium evaluates ESG criteria and risks for each company it considers for investment. Some of the ESG criteria Trillium assesses, which can vary based on industry as noted above, include, but are not limited to:
Environmental – Use of harmful pollutants and chemicals; Raw material management; Greenhouse gas emissions and use of renewable energy sources.
Social – Payment of fair wages; Human capital management strategy; Encouragement of diversity and inclusion; Support of LGBTQ rights.
Governance – Board diversity; Independent roles of CEO and Board chair; Reasonableness of executives’ wages; Dedication to corporate transparency.
Portfolio managers also analyze a company’s ESG related policies and practices, including reviews of third-party evidence when available. For example, the portfolio managers may consider whether a company maintains an environmental management system certified to international standards, such as ISO 14001, or compare a company’s Total Recordable Incident Rate, a metric used to measure frequency of health and safety incidents, compared to its industry or peer group. The portfolio managers consider data from a variety of public sources including eligible company filings, other publicly available materials, shareholder/investor events, and in certain cases, information resulting from direct communication with company management teams. The portfolio managers also have access to and consider information obtained from multiple third-party providers for both financial and ESG data, in addition to internally generated analysis, throughout its proprietary investment process. Third-party

18

paid providers currently include Bloomberg L.P., MSCI Inc., FactSet Research Systems Inc., Institutional Shareholder Services, Inc., RepRisk and E&E News. Trillium also reviews publicly available information provided from government agencies, news agencies and not‑for‑profit organizations. See “ESG Considerations and Active Ownership” below for more detail.
The portfolio managers look to achieve capital appreciation by investing in superior companies while also considering the Fund’s allocations and exposures across:

•
Economic sectors, although the portfolio managers may elect on occasion to have substantial over and under weights relative to the market based on where the portfolio managers find the most attractive opportunities (i.e., those companies with attractive valuation and impending catalysts for growth that meet Trillium’s ESG criteria);

•
Countries or regions, based on where the portfolio managers find attractive opportunities (emphasizing emerging markets that have company ESG reporting requirements comparable to more developed markets); and

•
Company size, with a consistent overall profile of large, global companies but also including smaller companies that present attractive opportunities for investment (emphasizing companies with improving fundamentals, attractive valuation and impending catalysts for growth that meet Trillium’s ESG criteria).

The Fund is managed with reference to its performance benchmark as to country and sector allocation but the portfolio managers may depart from the benchmark’s allocations at any time, sometimes materially.
The Fund’s portfolio managers may choose to sell a security out of the Fund due to a breakdown in the investment thesis, negative change in sector or company fundamentals, changes that result in ineligibility according to Trillium’s ESG screening process, a material deterioration in ESG characteristics, or excessive relative valuation; or to manage active position weight or to upgrade quality characteristics. Portfolio managers will also consider any relevant macroeconomic or geopolitical conditions (e.g., interest rates, inflation trends, employment levels, and regional disputes) which they believe have the potential to affect the value of a security.
Although the Fund did not invest significantly in derivatives instruments as of the most recent fiscal year end, it may engage in certain currency hedging transactions.
ESG Considerations and Active Ownership. Trillium believes in active ownership and that engaging companies on ESG topics using shareholder advocacy can lead to improvements in ESG practices, policies and impact – as well as support the long-term investment performance of the Fund’s overall portfolio. Trillium typically seeks to align Trillium’s values and financial objectives by combining impactful investment solutions with active ownership, aspiring to provide long-term value while advancing humankind towards a sustainable global economy, a just society, and a better world. For Trillium this means being active shareholders with the intention to advocate in support of protections and respect for human rights, the natural environment, economic, environmental, social, and climate justice, labor rights, and civil society institutions. In pursuing the Fund’s investment objective and considering individual investments, Trillium considers both impact to these aspirational goals as well as financial performance.
Trillium’s shareholder advocacy is primarily conducted by a dedicated advocacy team using various approaches including direct dialogue, filing or co‑filing shareholder proposals, working with multi-stakeholder groups (i.e. organizations that contain multiple stakeholders with an interest in a company’s success, such as public and private company boards, individual and institutional investors, and governmental and academic institutions), convening company/stakeholder meetings, investor and proxy advisor education, and speaking publicly about ESG topics. Trillium, on a firm-wide basis, regularly voices its perspective on public policy matters that relate to ESG topics. The portfolio managers also engage directly with portfolio companies on ESG topics. Over time, ESG topics covered by Trillium’s shareholder engagement have included climate change, workplace diversity, supply chain responsibility, and human rights, among many others. By engaging in shareholder advocacy, and through the proxy voting process, Trillium intends to improve portfolio companies’ ESG practices, policies and impact, in a manner consistent with supporting the long-term investment performance of the Fund’s overall portfolio. Trillium votes proxies in a manner consistent with Trillium’s fiduciary duties and proxy voting guidelines.

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As part of its ESG analysis, there are certain industries and business activities that Trillium currently identifies as too environmentally risky or as presenting social outcomes that are too unattractive to warrant investment consideration. Trillium employs qualitative and quantitative screens to exclude or restrict these types of investments. The Fund does not invest in companies that are primarily engaged in fossil fuel production based on a company’s total gross revenue unless the company demonstrates a plan to transition to a low carbon business model that Trillium finds credible. At a minimum, to be considered for investment, these companies must derive a material portion of current revenue from renewable energy or enabling technology and have no commitments to invest in new fossil fuel exploration, production, storage, transport (excluding distribution), trading, or refining capacity, or new fossil fuel-based power generation without emissions capture. Trillium will assess a commitment to a low carbon business model transition based on commitments that the company makes in the company’s public filings. The Fund will also exclude from consideration companies that derive a material proportion of their total gross revenue from business activities that are incompatible with Trillium’s sustainability goals. These include business activities related to agricultural biotechnology, coal and certain types of mining, pornography, private prisons, tar sands (i.e., oil sands), arctic drilling, tobacco, casinos and gaming, and weapons/firearms. The Fund also restricts investment in companies that Trillium identifies as having major recent or ongoing controversies involving animal welfare, environmental, governance, human rights, and product safety. When assessing a controversy, Trillium will consider the potential for a controversy to adversely impact a company’s financial performance or cause harm to the company’s stakeholders.
Trillium ESG Small/Mid Cap Fund
Investment Objective:
The Fund seeks long-term capital appreciation.
Principal Investment Strategies:
Under normal conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small and mid‑sized companies that meet Trillium’s Environmental, Social, and Governance (“ESG”) criteria. Trillium defines small- and mid‑cap companies as those having market capitalizations that, at the time of purchase, are consistent with the market capitalizations of companies in the Russell 2500® Index. As of August 31, 2024, the largest company in the Russell 2500® Index had a market capitalization of $30 billion. The Fund utilizes a core investment style that incorporates elements of both growth and value investing. The Fund may invest up to 20% of its total assets in the securities of non‑U.S. issuers, including indirectly through instruments such as depositary receipts. Depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a non‑U.S. issuer. Depositary receipts are alternatives to directly purchasing the underlying non‑U.S. securities in their national markets and currencies. Depositary receipts and other investments intended to achieve investment exposure to equity securities indirectly will be counted towards the Fund’s 80% investment policy. The Fund’s non‑U.S. holdings may include companies located in frontier or emerging markets. For purposes of its 80% investment policy, the equity securities that meet Trillium’s ESG criteria are those that satisfy Trillium’s proprietary fundamental and ESG criteria analysis and screening described below under “Portfolio Analysis and Construction” and “ESG Considerations and Active Ownership.” The Fund may also participate in IPOs.
Portfolio Analysis and Construction. Trillium’s investment philosophy for the Fund is that integrating ESG criteria into the financial analysis process can help identify the best companies positioned to deliver long-term risk adjusted performance.
Trillium constructs the Fund’s portfolio by looking at the companies included in the Fund’s benchmark, supplemented by an analysis of companies outside of the Fund’s benchmark. Within this investment universe the portfolio managers then identify individual companies that satisfy Trillium’s proprietary fundamental and ESG criteria analysis and screening process described under “Portfolio Analysis and Construction” and “ESG

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Considerations and Active Ownership.” In conducting fundamental research, the portfolio managers combine fundamental investment considerations with proprietary ESG criteria analysis and screening. Trillium believes that this integrated approach provides insight into how a company behaves commercially and how it deals with existing and emerging ESG risks and opportunities.
Trillium’s investment process for the Fund is a bottom‑up research process focused on identifying companies with high quality characteristics. These include, but are not limited to:

•	Financial statement integrity as determined by a review of financial ratios and company disclosures;

•	History of profitability, and/or positive and growing cash flow from operations;

•
Conservative debt management as measured by a review of leverage ratios and balance sheet analyses including debt to earnings before interest, taxes, depreciation and amortization, and debt to capitalization metrics;

•	Return on investment capital trends; and

•	Sector-relevant leadership on ESG policies and performance.
Portfolio managers also qualitatively consider macroenvironment and geopolitical conditions, including interest rates, inflation trends, employment levels, and regional disputes in relation to overall portfolio construction. In constructing the portfolio, Trillium adheres to risk control parameters such as the maximum size of an individual holding, relative sector weights, and a target average market capitalization for the portfolio.
When selecting securities for the Fund, the portfolio managers’ financial analysis also includes a holistic review of ESG criteria and how they may impact a stock’s valuation or performance. These ESG criteria include key sustainability risks and opportunities spanning a range of topics including board diversity, climate change policies, supply chains and human rights policies. Trillium also excludes or restricts from investment individual companies on the basis of certain qualitative and quantitative screens. See “ESG Considerations and Active Ownership” below for more detail. The portfolio managers evaluate Environmental, Social, and Governance factors for each company. The portfolio managers do not prioritize one set of factors over the others, although “E”, “S” or “G” factors may be given more or less consideration depending on a company’s particular industry. For example, Trillium may weigh Social factors more heavily for a firm in the professional services industry and Environmental factors more heavily for a manufacturing company. Similarly, Trillium’s ESG criteria may be somewhat different across sectors, geographic regions or market capitalizations, and Trillium evaluates ESG criteria and risks for each company it considers for investment. Some of the ESG criteria Trillium assesses, which can vary based on industry as noted above, include, but are not limited to:
Environmental – Use of harmful pollutants and chemicals; Raw material management; Greenhouse gas emissions and use of renewable energy sources.
Social – Payment of fair wages; Human capital management strategy; Encouragement of diversity and inclusion; Support of LGBTQ rights.
Governance – Board diversity; Independent roles of CEO and Board chair; Reasonableness of executives’ wages; Dedication to corporate transparency.
Portfolio managers also analyze a company’s ESG related policies and practices, including reviews of third-party evidence, when available. For example, the portfolio managers may consider whether a company maintains an environmental management system certified to international standards, such as ISO 14001, or compare a company’s Total Recordable Incident Rate, a metric used to measure frequency of health and safety incidents, compared to its industry or peer group. The portfolio managers consider data from a variety of public sources including eligible company filings, other publicly available materials, shareholder/investor events, and in certain cases, information resulting from direct communication with company management teams. The portfolio managers

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also have access to and consider information obtained from multiple third-party providers for both financial and ESG data, in addition to internally generated analysis, throughout its proprietary investment process. Third-party paid providers currently include Bloomberg L.P., MSCI Inc., FactSet Research Systems Inc., Institutional Shareholder Services, Inc., RepRisk and E&E news. Trillium also reviews publicly available information provided from government agencies, news agencies and not‑for‑profit organizations. See “ESG Considerations and Active Ownership” below for more detail.
The Fund’s portfolio managers may choose to sell a security out of the Fund due to a breakdown in the investment thesis, negative change in sector or company fundamentals, changes that result in ineligibility according to Trillium’s ESG screening process, a material deterioration in ESG characteristics, or excessive relative valuation; or to manage active position weight or to upgrade quality characteristics. Portfolio managers will also consider any relevant macroeconomic or geopolitical conditions (e.g., interest rates, inflation trends, employment levels, and regional disputes) which they believe have the potential to affect the value of a security.
ESG Considerations and Active Ownership. Trillium seeks to identify companies that it believes are strategic leaders, based on business models that it believes are superior and with the ability to create consistent earnings growth. In addition, Trillium looks to identify companies with strong board and management qualities, as evidenced by transparent and conservative financial reporting, and effective management of ESG risks such as risks from new environmental regulations, product safety risk, and reputational risks from major controversies or accidents.
Trillium believes in active ownership and that engaging companies on ESG topics using shareholder advocacy can lead to improvements in ESG practices, policies and impact – as well as support the long-term investment performance of the Fund’s overall portfolio. Trillium typically seeks to align Trillium’s values and financial objectives by combining impactful investment solutions with active ownership, aspiring to provide long-term value while advancing humankind towards a sustainable global economy, a just society, and a better world. For Trillium this means being active shareholders with the intention to advocate in support of protections and respect for human rights, the natural environment, economic, environmental, social, and climate justice, labor rights, and civil society institutions. In pursuing the Fund’s investment objective and considering individual investments, Trillium considers both impact to these aspirational goals as well as financial performance.
Trillium’s shareholder advocacy is primarily conducted by a dedicated advocacy team using various approaches including direct dialogue, filing or co‑filing shareholder proposals, working with multi-stakeholder groups (i.e. organizations that contain multiple stakeholders with an interest in a company’s success, such as public and private company boards, individual and institutional investors, and governmental and academic institutions), convening company/stakeholder meetings, investor and proxy advisor education, and speaking publicly about ESG topics. Trillium, on a firm-wide basis, regularly voices its perspective on public policy matters that relate to ESG topics. The portfolio managers also engage directly with portfolio companies on ESG topics. Over time, ESG topics covered by Trillium’s shareholder engagement have included climate change, workplace diversity, supply chain responsibility, and human rights, among many others. By engaging in shareholder advocacy, and through the proxy voting process, Trillium intends to improve portfolio companies’ ESG practices, policies and impact, in a manner consistent with supporting the long-term investment performance of the Fund’s overall portfolio. Trillium votes proxies in a manner consistent with Trillium’s fiduciary duties and proxy voting guidelines.
As part of its ESG analysis, there are certain industries and business activities that Trillium currently identifies as too environmentally risky or as presenting social outcomes that are too unattractive to warrant investment consideration. Trillium employs qualitative and quantitative screens to exclude or restrict these types of investments. The Fund does not invest in companies that are primarily engaged in fossil fuel production based on a company’s total gross revenue unless the company demonstrates a plan to transition to a low carbon business model that Trillium finds credible. At a minimum, to be considered for investment, these companies must derive a material portion of current revenue from renewable energy or enabling technology and have no commitments to invest in new fossil fuel exploration, production, storage, transport (excluding distribution), trading, or refining capacity, or new fossil fuel-based power generation without emissions capture. Trillium will assess a commitment to a low carbon business model transition based on commitments that the company makes in the company’s public filings. The Fund will also exclude from consideration companies that derive a material proportion of their total gross

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revenue from business activities that are incompatible with Trillium’s sustainability goals. These include business activities related to agricultural biotechnology, coal and certain types of mining, pornography, private prisons, tar sands (i.e., oil sands), arctic drilling, tobacco, casinos and gaming, and weapons/firearms. The Fund also restricts investment in companies that Trillium identifies as having major recent or ongoing controversies involving animal welfare, environmental, governance, human rights, and product safety. When assessing a controversy, Trillium will consider the potential for a controversy to adversely impact a company’s financial performance or cause harm to the company’s stakeholders.
More Information about Investment Strategies Related to the Funds
In addition to the investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies, and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (“SAI”) (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Funds will achieve their investment goals.
The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or in the event of sizeable cash flows into or out of a Fund, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective or its other investment policies. If a Fund invests in this manner, it may not achieve its investment objective.
In addition to its principal investment strategies, a Fund may use the investment strategies described below. A Fund may also employ investment practices that this prospectus does not describe, such as participating in repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning these and the Funds’ other investment practices and their risks, you should read the SAI.
Temporary Defensive Strategies. The Funds seek to remain fully invested in accordance with their respective investment objectives. However, in an attempt to respond to adverse market, economic, political, or other conditions, a Fund may take a temporary defensive position that is inconsistent with its principal investment strategies. These defensive positions may include investments in cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. Taking a temporary defensive position could prevent a Fund from achieving its investment objective.
Name Policy. Each Fund has a policy to invest, under normal circumstances, at least 80% of the value of its “assets” in certain types of investments suggested by its name (the “80% Policy”). Each Fund’s 80% Policy is set forth in the SAI. Additional detail regarding the implementation of the policy is included in the “Fund Summary” section of this prospectus. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets its 80% Policy requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would need to be consistent with its 80% Policy. Each Fund’s 80% Policy is non-fundamental and can be changed by the Fund’s Board without shareholder approval. A Fund will provide shareholders with at least 60 days’ prior notice of any changes to the Fund’s 80% policy.
Location of Issuers. A number of the Funds’ policies are determined by reference to whether an issuer is “located in” a particular country or group of countries or whether the issuer is located outside the U.S. more generally. Being “located in” a particular country reflects a judgment that an issuer is economically tied to that country, and in determining where an issuer is located for these purposes the Adviser and Trillium will consider a number of factors, including but not limited to:

•	the markets in which the issuer’s securities are principally traded;

•	where the issuer’s headquarters, principal offices or operations are located;

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•	where the issuer is organized;

•	the percentage of the issuer’s revenues or profits derived from goods produced or sold, investments made, or services performed in the relevant country;

•	the Adviser’s and Trillium’s own internal analysis; and

•	information provided by third party data analytics service providers.
No single factor will necessarily be determinative nor must all factors be present for the Adviser and Trillium to determine where an issuer is located. The Adviser and Trillium may weigh these factors differently with respect to different geographic policies, different countries or different series of the Perpetual Americas Funds Trust (the “Trust”). The categorization of location of issuer for compliance testing purposes with respect to the Funds may differ from how other or different portfolio managers, investment professionals, or third parties assign the location of individual issuers.
Line of Credit and Borrowings. The Trust, on behalf of certain of the Funds, has entered into a $150 million revolving credit facility agreement (the “Credit Agreement”) with Northern Trust for liquidity or for other temporary or emergency purposes.
The Credit Agreement permits the Funds, and each fund in the Trust, to borrow up to an aggregate amount of $150 million, $50 million of which is committed (requires the lender to advance money to the borrower when requested) and $100 million of which is uncommitted (includes no obligation by the lender to loan funds when requested by the borrower) at any time outstanding, subject to asset coverage and other limitations as specified in the Credit Agreement as well as the asset coverage limitations under the Investment Company Act of 1940. Borrowing results in interest expense and other fees and expenses that may impact the Funds’ expenses, including any net expense ratios. The costs of borrowing may reduce the total returns for a Fund. The Credit Agreement also imposes an ongoing commitment fee on undrawn committed amounts under the credit facility, which is allocated to between the Funds, and, within each Fund, to each share class, on a pro rata basis, based on such Fund’s (or such share classes, as appropriate) average daily net asset value.
Cash-Sweep Program. The Funds may invest in a cash-sweep program administered by the Northern Trust Company, the Funds’ Administrator, through which a Fund’s cash holdings are placed in the Northern Institutional Funds Treasury Portfolio (the “Cash Sweep Portfolio”) a money market fund pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”). All sweep vehicles, whether or not registered under the 1940 Act, carry certain risks. For example, money market fund sweep vehicles, such as the Cash Sweep Portfolio, are subject to market risks and are not subject to FDIC protection. As a shareholder of the Cash Sweep Portfolio, a Fund would bear, along with other shareholders, its pro rata portion of the Cash Sweep Portfolio’s expenses, including any advisory and administrative fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.
Emerging Markets. A number of Funds invest in companies located in emerging markets as part of their principal investment strategies. Unless otherwise stated in a Fund’s principal investment strategy, the Funds define emerging markets countries as those countries included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index, countries with low to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and other countries with similar emerging market characteristics.
Summary of Principal Risks
Any investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested. Below are the principal risks of the Funds in alphabetical order. The significance of any specific risk to an investment in a Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. Your investment in a Fund may be subject (in varying degrees) to the following risks discussed below. Each Fund may be more susceptible to some of the risks than others and not all risks will be applicable to all Funds. You should read all of the risk information for your Fund presented below carefully, because any one or more of these risks may result in losses to the Fund. Each risk described below applies to each of the Funds unless otherwise indicated.

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Active Management Risk. Trillium’s dependence on a quantitative strategy or judgments about the attractiveness, value, and potential appreciation of, or social and environmental factors related to, a particular asset class or individual security in which a Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.
Asset Allocation Risk. The risk that if a Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.
Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed-income security held by a Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured.
The credit rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of an investment’s volatility or liquidity. Securities rated in the lowest category of investment grade are considered to have speculative characteristics. If a security held by a Fund loses its rating or its rating is downgraded, a Fund may nonetheless continue to hold the security in the discretion of Trillium. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages to make payments of interest and/or principal may affect the values of those securities.
Currency Risk. A significant portion of a Fund’s assets may be denominated in non‑U.S. currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. A Fund is not required to hedge its non‑U.S. currency risk, although it may do so through non‑U.S. currency exchange contracts and other methods. Therefore, to the extent a Fund does not hedge its non‑U.S. currency risk, or the hedges are ineffective, the value of a Fund’s assets and income could be adversely affected by currency exchange rate movements.
Cybersecurity Risk. The computer systems, networks, and devices used by a Fund and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, and security breaches. Despite the various protections utilized by a Fund and its service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.
Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV; impediments to trading; the inability of the Funds, Trillium or the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well

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as the inadvertent release of confidential information. Any problems relating to the performance and effectiveness of security procedures used by the Fund or its service providers to protect the Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on the Fund or its investors. Furthermore, as the Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware.
Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.
Depositary Receipts Risk. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non‑cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request. Some Funds may also invest in certain depositary receipts without voting rights, for example, Thai non‑voting depositary receipts (“NVDRs”). NVDRs are similar to other depositary receipts except that they do not allow the holder to participate in company decision making through voting. See Investment Strategies and Risks – Depositary Receipts in the Funds’ Statement of Additional Information (“SAI”) for additional information.
Emerging Markets Risk. Investing in emerging market securities magnifies the risks inherent in non‑U.S. investments. In addition to the risks of investing in non‑U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, tariffs and other sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Geopolitical events such as nationalization or expropriation could even cause the loss of the Fund’s entire investment in one or more countries. In addition, pandemics and outbreaks of contagious diseases may exacerbate preexisting problems in emerging market countries with less established healthcare systems. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.
Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls, and investment restrictions that are subject to political change and balance of payments position. Issuers of non‑U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the United States. Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the transportation and custody of such securities. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets. In addition, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. A Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation. A sub‑set of emerging markets, frontier markets, are less

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developed than other emerging markets and are the most speculative. They have the least number of investors and may not have a stock market on which to trade. Most frontier markets consist chiefly of stocks of financial, telecommunications, and consumer companies that count on monthly payments from customers. Investments in this sector are typically illiquid, nontransparent, and subject to very low levels of regulation and high transaction fees. Frontier market investments may be subject to substantial political and currency risk. The risk of investing in frontier markets can be increased due to government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by frontier market countries or their trading partners; and the relatively new and unsettled securities laws in many frontier market countries. These risks can result in the potential for extreme price volatility.
Equity Securities Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include both direct and indirect investments in such ownership interests, such as public and privately issued equity securities and common and preferred stocks, warrants and rights to subscribe to common stock or other equity securities, convertible securities, and derivative instruments that are expected or intended to track the price movement of equity indices. Different types of equity securities (including different types of instruments that provide direct or indirect exposure to ownership interests in issuers) provide different voting and dividend rights and priority in the event of a bankruptcy and/or insolvency of the issuer. In general, investments in equity securities and equity derivatives are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a Fund’s net asset value to fluctuate. Historically, the equity markets have moved in cycles, and the value of a Fund’s equity securities may fluctuate drastically from day‑to‑day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.
Euro- and Eurozone‑Related Risk (Trillium ESG Global Equity Fund). To the extent the Fund invests in investments located in Europe, it may be subject to risks not typically associated with investments in the United States. A majority of western European countries and a number of eastern European countries are members of the European Union, an intergovernmental union aimed at developing economic and political coordination and cooperation among its member states. European countries that are members of the Economic and Monetary Union of the European Union (“EMU”) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels. The EMU sets out different stages and commitments for member states to follow in an effort to achieve greater coordination of economic, fiscal, and monetary policies. As a condition to adopting the euro, EMU member states must also relinquish control of their monetary policies to the European Central Bank and become subject to certain monetary and fiscal controls imposed by the EMU. These controls remove EMU member states’ flexibility in implementing monetary policy measures to address regional economic conditions, which may impair their ability to respond to crises. A number of countries in the European Union have experienced, and may continue to experience, severe economic and financial difficulties. Additional European Union member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and derivatives contracts, as well as securities of issuers located in the European Union or with significant exposure to European Union issuers or countries, to the extent the Fund invests in such securities. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law.

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These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the Fund’s shares.
Continuing uncertainty as to the status of the European Economic and Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. In 2020, the UK left the EU (commonly known as “Brexit”). The full extent of the political, economic and legal consequences of Brexit are not yet fully known, and the long-term impact of Brexit on the UK, the EU and the broader global economy may be significant. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of Brexit, the UK and European economies, and the broader economy, could be significantly impacted, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, or the abandonment of the Euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.
If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Fund may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
Focused Investment Risk. Focusing investments in a particular market, sector or value chain (which includes the range of activities required to bring a product or services to market and which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in such market, sector or value chain may decline in value due to economic, market, technological, political or regulatory developments adversely affecting the market or value chain.
Geographic Focus Risk. From time to time a Fund’s investment may be focused in a particular geographic region. The value of the investments of a Fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location, and conditions that negatively impact that location will have a greater impact on the Fund as compared with a fund that does not have its holdings similarly focused. Events negatively affecting such location are therefore likely to cause the value of a Fund’s shares to decrease, perhaps significantly.
Growth Investing Risk. The prices of growth stocks may be based largely on expectations of future earnings, and can decline rapidly and significantly in reaction to negative news about various factors, such as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over a short or long period of time. Growth stocks may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds investments in growth stocks, a Fund may underperform other investment funds that favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.
Hedging Risk. Some Funds may invest in hedging assets. Hedging is a strategy in which a Fund uses a derivative or other security to offset certain risks associated with other Fund holdings or to render the portfolio more resilient to market fluctuations. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.

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Investment Company Risk. If a Fund invests in shares of another investment company, shareholders will indirectly bear fees and expenses charged by the underlying investment companies in which a Fund invests in addition to the Fund’s direct fees and expenses. A Fund also will incur brokerage costs when it purchases ETFs and closed‑end funds. Furthermore, investments in other funds could affect the timing, amount, and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in a Fund.
IPO Risk. A Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Japan Risk (Trillium ESG Global Equity Fund). The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities, and may impact a Fund’s performance to the extent it invests in such securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters and/or geopolitical developments could significantly affect the Japanese economy. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy.
Key Person Risk. Key person risk is the risk that results when a Fund’s investment program is highly dependent on the investment skill and dedication of a small number of “key” persons at Trillium, which can result in decreased investment results if these “key” persons become unable to apply their full attention to the management of a Fund’s investments for health or other reasons.
Liquidity Risk. The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may be amplified in situations where foreign countries close their securities markets for extended periods of time due to scheduled holidays. The Securities and Exchange Commission (the “SEC”) has recently proposed rule amendments that, if adopted as proposed, could result in a larger percentage of the Fund’s investments being classified as illiquid investments.
Market Risk. The market value of a Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon political, regulatory, market, economic, and social conditions, as well as developments that impact specific economic sectors, industries, or segments of the market, including conditions that directly relate to the issuers of a Fund’s investments, such as management performance, financial condition, and demand for the issuers’ goods and services. The Funds are subject to the risk that geopolitical events will adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on global economies and markets. Likewise, natural and environmental disasters and epidemics or pandemics may be highly disruptive to economies and markets.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings,

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investor sentiment, and other factors affecting the value of a Fund’s investments. A epidemic or pandemic can result in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, which may adversely affect markets, issuers, and/or non‑U.S. exchange rates. The effects of any disease outbreak may be greater in countries with less developed disease prevention and control programs and may also exacerbate other pre‑existing political, social, economic, market and financial risks. A pandemic and its effects can result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Infectious illness outbreaks can adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Any such events could have a significant adverse impact on the value of a Fund’s investments.
Non‑U.S. Securities Risk. Non‑U.S. securities risk is the risk associated with investments in issuers located in non‑U.S. countries. Investing in non‑U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. Securities markets outside the U.S., while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these non‑U.S. markets are less liquid and their prices are more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non‑U.S. markets is much slower and more subject to failure than in U.S. markets. Other risks associated with investing in non‑U.S. securities include, among other things, imposition of exchange control regulation by the U.S. or non‑U.S. governments, U.S. and non‑U.S. withholding or other taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, and economic or political instability in non‑U.S. nations. There may be less publicly available information about certain non‑U.S. companies than would be the case for comparable companies in the U.S. and certain non‑U.S. companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain non‑U.S. countries. Investors in non‑U.S. countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against non‑U.S. issuers or non‑U.S. persons is limited. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of a Fund’s non‑U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by other countries (such as the United States), political changes or diplomatic developments may also cause the value of a Fund’s non‑U.S. investments to decline. When imposed, non‑U.S. withholding or other taxes reduce a Fund’s return on non‑U.S. securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire non‑U.S. investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of non‑U.S. issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. In certain cases, depositary receipts may also be issued through programs in local markets, such as Thai NVDRs. See Summary of Principal Risks – Depositary Receipts in this Prospectus for additional information. To the extent a Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit/counterparty and information risks. In addition, non‑U.S. securities may be subject to increased credit/counterparty risk because of the potential difficulties of requiring non‑U.S. entities to honor their contractual commitments.
Portfolio Turnover Risk. A Fund may sell its portfolio securities, regardless of the length of time that they have been held, if Trillium determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within Trillium’s control. These transactions will increase a Fund’s “portfolio turnover.” A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during the annual measurement period. High turnover rates generally result in higher brokerage costs to a Fund, may result in higher amounts of taxable distributions to shareholders each year and higher effective tax rates on those distribution amounts, and may reduce the Fund’s returns.

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Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including changes to applicable tax laws and regulations, as well as any changes to climate related laws and regulations, could impair the ability of a Fund to achieve its investment objective and could increase the operating expenses of the Fund.
Small‑Cap and Mid‑Cap Company Risk. Small- and mid‑capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid‑capitalization companies may have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. These companies may experience higher growth rates and higher interest rates than larger capitalization companies. Therefore, small- and mid‑cap stocks may be more volatile than those of larger companies. Small cap securities may be traded over the counter or listed on an exchange and it may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices. Smaller capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have a floating interest rate.
Sustainable Investing Risk. Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Because Trillium evaluates ESG criteria when selecting certain securities, the Fund’s portfolio may perform differently than funds that do not use ESG criteria. ESG criteria may prioritize long term, rather than short term, returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the securities identified by Trillium to fit within its sustainability criteria do not operate as anticipated. Although Trillium seeks to identify issuers that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. Trillium’s exclusion of certain potential investments from the Fund’s investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well. By engaging in shareholder advocacy, Trillium intends to improve portfolio companies’ ESG practices, policies and impact in a manner consistent with supporting the long-term investment performance of the Fund’s overall portfolio. There is, however, a risk that Trillium’s shareholder advocacy may be unsuccessful and may result in unanticipated or unintended outcomes. There can be no assurance that Trillium’s shareholder advocacy will result either in superior investment returns, or in a positive outcome for the environment or society.
United Kingdom Investments Risk. The United Kingdom has one of the largest economies in Europe and is heavily dependent on trade with the European Union, and to a lesser extent the United States and China. As a result, the British economy may be impacted by changes to the economic condition of the United States, China and other European countries. The British economy relies heavily on the export of financial services to the United States and other European countries and, therefore, a prolonged slowdown in the financial services sector may have a negative impact on the British economy, as well as on a Fund, to the extent a Fund invests in investments located in the United Kingdom. Furthermore, the United Kingdom voted via referendum to leave the European Union (“Brexit”). After years of negotiations, a trade agreement between the United Kingdom and the European Union became effective on January 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The impact of Brexit on the economies of the United Kingdom and its trading partners is still uncertain.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

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Portfolio Holdings Disclosure
A description of the Funds’ policies and procedures with respect to the disclosure of the portfolio holdings is available in the SAI.
MANAGEMENT OF THE FUNDS
Trillium Asset Management, LLC
Trillium Asset Management, LLC is located at 1 Congress Street, Suite 3101, Boston, Massachusetts 02114, and serves, subject to supervision by the Board and the Adviser, as the subadviser for the Funds. Trillium manages and supervises the investment of the Funds’ assets on a discretionary basis, subject to oversight by the Board. Trillium is an indirect wholly owned subsidiary of Perpetual Limited. As of September 30, 2024, Trillium had approximately $5.2 billion in assets under management. As compensation for its services, the Adviser pays to Trillium a monthly base fee for its services, subject to any applicable reduction as described further in the Subadvisory Agreement and the SAI.
Predecessor Fund Recapture Arrangements
Under the Third Amended and Restated Expense Limitation Agreement dated June 13, 2024 between the Adviser and the Trust, which references a previous investment advisory agreement between the Small/Mid Cap Fund Predecessor Fund, to which the Trillium ESG Small/Mid Cap Fund now serves as accounting successor (for purposes of this paragraph, the “Predecessor Fund”), and Trillium, who served as the investment adviser to the Predecessor Fund, Trillium agreed to waive investment management fees and reimburse the Predecessor Fund for other expenses of the Predecessor Fund to the extent necessary to limit the total operating expenses of the Predecessor Fund (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses). To the extent that Trillium waived the investment advisory fees and/or reimbursed the Predecessor Fund for such other ordinary expenses, the Adviser may seek reimbursement of a portion or all such amounts from the Trillium ESG Small/Mid Cap Fund, into which the Predecessor Fund has merged, at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Any such recoupment may not cause the Trillium ESG Small/Mid Cap Fund’s ordinary operating expenses to exceed the expense limitation that was in place with respect to the Predecessor Fund when the fees were waived or expenses reimbursed. The Adviser will generally seek recoupment only in accordance with the terms of any expense limitation that is in place with respect to the Trillium ESG Small/Mid Cap Fund at the time of recoupment.
Portfolio Management
The Funds are managed using a team-based approach. Each of the Funds is managed jointly and primarily by one or more investment professionals and may be supported by analysts. The members of the Funds’ management teams, and the name of the Fund for which each team member is responsible, are listed below.
Laura McGonagle, CFA
Portfolio Manager
Trillium ESG Global Equity Fund
Lead Portfolio Manager
Trillium ESG Small/Mid Cap Fund
Laura is a Portfolio Manager and Research Analyst. She is Lead Portfolio Manager on Trillium’s ESG Small/Mid Cap Core strategy and a Portfolio Manager on Trillium’s ESG Global Equity, ESG Core Equity, and Sustainable Opportunities strategies. She joined Trillium Asset Management in 2001. Prior to joining Trillium, she was an equity research analyst at Adams, Harkness and Hill, a Boston-based investment bank that focuses on emerging growth companies. Laura’s last position at Adams was as a sell-side equity analyst in the “Healthy Living” group. This group covered specialty consumer stocks which addressed the consumers’ growing awareness of the impact of nutrition, environment and lifestyle choices on their well-being.
Laura earned a B.A. in quantitative economics from Tufts University in 1992. Laura is a member of the CFA Society Boston and is a Chartered Financial Analyst charterholder.

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Matthew Patsky, CFA
Lead Portfolio Manager
Trillium ESG Global Equity Fund
Matt Patsky is CEO and Lead Portfolio Manager of the Trillium ESG Global Equity strategy. Matt has over four decades of experience in investment research and investment management. He began his career at Lehman Brothers in 1984 as a technology analyst. In 1989, while covering emerging growth companies for Lehman, he began to incorporate environmental, social, and governance factors into his research. In 1994, Matt became the first sell side analyst in the United States to publish on the topic of socially responsible investing. As Director of Equity Research for Adams, Harkness & Hill, he built the firm’s powerful research capabilities in socially and environmentally responsible areas such as renewable energy, resource optimization, and organic and natural products. Before Trillium, Matt worked at Winslow Management Company in Boston, where he served as director of research, chair of the investment committee, and portfolio manager for the Green Growth and Green Solutions Strategies.
Mitali Prasad, CFA
Portfolio Manager
Trillium ESG Small/Mid Cap Fund
Mitali is the Lead Portfolio Manager on the ESG Growth & Income and ESG Core strategies and a Portfolio Manager for the ESG Large Cap Core and ESG Small/Mid Cap Core strategies. She joined Trillium in 2016 and previously served as a portfolio manager and equity research analyst at Washington Capital Management, where she covered multiple industry sectors and managed MID and SMID GARP portfolios. She held similar portfolio manager and equity analyst roles at OFI Institutional (Oppenheimer Funds) and Babson Capital Management, where she started her career in 1994.
Mitali holds a Bachelor of Electronics and Telecommunications Engineering from the Delhi Institute of Technology in New Delhi, India and a Master of International Affairs from Columbia University in New York. She earned an M.B.A. from the Indian Institute of Management in Bangalore, India in 1991. She is a Chartered Financial Analyst (CFA) charterholder and a member of the CFA Institute and the CFA Society Boston, serving on its SRI committee from 2008 – 2010 and as Chair of its Value Investing committee from 2009 – 2013.

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Investment Adviser, Administrator, Transfer Agent, Custodian, and Distributor
Perpetual Americas Funds Services serves as the investment adviser to the Funds. Its principal place of business is 1 Congress Street, Suite 3101, Boston, Massachusetts 02114. The Adviser is an indirect wholly owned subsidiary of Perpetual Limited. Perpetual Limited is a diversified financial services company that has been serving Australians since 1886. The Adviser is an investment adviser registered with the SEC in the U.S. under the Investment Advisers Act of 1940, as amended. As investment adviser to the Funds, subject to the Board’s supervision, the Adviser continuously reviews, supervises, and administers each Fund’s investment program. The Adviser also ensures compliance with each Fund’s investment policies and guidelines. For its services, the Adviser is entitled to a management fee, as set forth below, which is calculated daily and paid monthly based on the average daily net assets of each Fund. As of September 30, 2024, the Adviser had approximately $11.18 billion in assets under management.
Under the Funds’ Investment Advisory Agreement, the Adviser is paid an annual management fee from each Fund as follows:

Fund	Management Fee (as percentage of average daily net assets)
Trillium ESG Global Equity Fund	0.85%/0.72%*
Trillium ESG Small/Mid Cap Fund	0.75%

*	0.85% of average daily net assets up to $1 billion; 0.72% of average daily net assets in excess of $1 billion.
Disclosure regarding the basis for the Board’s approval of the Investment Advisory Agreement between the Adviser and each of the Funds are available in the Funds’ Form N-CSR filing for the period ending June 30, 2024.
The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Funds’ Administrator and Fund Accounting Agent, Transfer Agent, and Custodian. The Funds have entered into a distribution agreement with Perpetual Americas Funds Distributors, LLC (the “Distributor”), 3 Canal Plaza, Suite 100, Portland, Maine 04101, to distribute shares of the Funds.
YOUR ACCOUNT
Pricing Your Shares
When you buy and sell shares of a Fund, the price of the shares is based on the Fund’s net asset value per share (“NAV”) next determined after the order is received.
Calculating the Fund’s NAV
The NAV is calculated at the close of trading of the NYSE, normally 4:00 p.m. Eastern time (“ET”)/3:00 p.m. Central time (“CT”), on each day that the NYSE is open for business. The NYSE is closed on the following days: Saturdays and Sundays; U.S. national holidays including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Your order to purchase or sell shares is priced at the next NAV calculated after your order is received and deemed to be in good order by the Funds’ Transfer Agent or a financial intermediary. Only purchase orders received and deemed to be in good order by the Funds’ Transfer Agent before 4:00 p.m. ET/3:00 p.m. CT will be effective at that day’s NAV. On occasion, the NYSE will close before 4:00 p.m. ET/3:00 p.m. CT. When that happens, purchase requests received by the Funds or a financial intermediary after the NYSE closes will be effective the following Business Day. The NAV of a Fund may change every day.

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A purchase, redemption, or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed, and delivered. Requests must include the following:

•	The account number (if issued) and Fund name;

•	The amount of the transaction, in dollar amount or number of shares;

•	For redemptions and exchanges (other than telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

•	Required signature guarantees, if applicable; and

•
Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 866-260-9549 (toll free) or 312-557-5913 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account is not considered to be in “good order” unless you have provided all information required by the Funds’ “Customer Identification Program” as described below.
Valuing the Funds’ Assets
The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Each Fund generally uses pricing services to determine the market value of securities. Non‑U.S. securities, currencies, and other assets and liabilities denominated in non‑U.S. currencies are translated into U.S. dollars at the prevailing exchange rate of such currencies against the U.S. dollar as provided by an approved independent pricing service.
In compliance with Rule 2a‑5 of the 1940 Act, the Board has designated the Adviser as the Funds’ “valuation designee” with responsibility for establishing fair value when the price of a security is not readily available or deemed unreliable. The Adviser, in its role as the valuation designee, has established an internal committee (the “Committee”) comprised of select officers and staff of the Adviser to discharge its responsibilities under the Trust’s valuation procedures (the “Valuation Procedures”).
If market quotations for a security are not available or market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or non‑U.S. exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser, as valuation designee, will value a Fund’s assets at their fair value according to the Valuation Procedures approved by the Fund’s Board. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, such security’s fair value will be determined by the Adviser using the Valuation Procedures, subject to oversight by the Fund’s Board.
In addition, fair value pricing may be used if events materially affecting the value of non‑U.S. securities occur between the time when the exchange on which they are traded closes and the time when the NAV is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, a Fund may use a systematic valuation model provided by a third-party pricing service to fair value its international equity securities.
Without a fair value price, short-term investors could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Non‑U.S. markets in which a Fund buys securities may be open on days the U.S. markets are closed, causing a Fund’s NAV to change even though the Fund is closed. On days when the U.S.

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markets are closed, a Fund’s shareholders will not be able to purchase or sell Fund shares. While fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities, there is no assurance that fair value pricing policies will prevent dilution of the NAV by short-term investors. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
How to Purchase Shares
Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even if the investors are citizens or lawful permanent residents of the United States. Any non‑U.S. shareholders generally would be subject to U.S. tax withholding on distributions by the Funds. This prospectus does not address in detail the tax consequences affecting any shareholder who is a nonresident alien individual or a non‑U.S. trust or estate, corporation, or partnership. Investment in the Funds by non‑U.S. investors may be permitted on a case‑by‑case basis, at the sole discretion of the Funds.
You may purchase shares directly from the Funds or through your broker or financial intermediary on any day the NYSE is open, subject to certain restrictions described below. Purchase requests received in good order by the Funds’ Transfer Agent or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the close of the NYSE) will be effective at that day’s share price. Purchase requests received in good order by the Funds or a financial intermediary after the close of trading on the NYSE are processed at the share price determined on the following Business Day. You may invest any amount you choose, as often as you wish, subject to the minimum initial and minimum additional investment as stated in this prospectus. The Funds may accept initial investments smaller than the minimum initial investment amounts from eligible retirement account investors and in connection with the Funds’ participation in third-party distribution platforms and in certain other instances at their discretion.
Share Classes
The Funds offer multiple share classes. Each Fund offers four classes of shares through this Prospectus: Institutional, Advisor, Investor and Z Shares. Each class of shares of each Fund has the same investment objective and investments, but the different share classes have different expense structures and eligibility requirements. Your financial intermediary can help you determine which share class to purchase. You should choose a share class for which you are eligible, with the expense structure that best meets your needs.
The principal differences among the classes are as follows:

	Institutional	Advisor	Investor	Class Z
Minimum Initial Investment	$100,000	None	None	$10,000,000
Minimum Subsequent Investment	None	None	None	None
Sub‑ Accounting/Sub‑ Transfer Agency Expenses	Yes. Expenses may vary depending on the arrangements with financial intermediaries that offer Fund shares. Expenses are incurred pursuant to “fee for service” arrangements with financial intermediaries.	None	None	None
Distribution (Rule 12b‑1) Fees	None	0.10%	0.25%	None
Sales Charge (Load)	None	None	None	None
Redemption Fees	None	None	None	None
Institutional Shares of the Funds are primarily for institutional investors investing for their own or their customers’ accounts, and for investments made though financial institutions or intermediaries that typically require sub‑accounting, sub‑transfer agency, shareholder services payments and/or recordkeeping payments from the Fund for some or all of their underlying investors (“sub‑transfer agency fees”). Institutional Shares are expected to bear certain expenses associated with sub‑transfer agency fees, which amounts may vary between the Funds. The minimum initial investment for Institutional Shares is $100,000. If you purchase Institutional Shares, you will not

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pay a sales charge at the time of purchase and you will not pay a 12b‑1 fee. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds.
Your financial intermediary can help you determine whether you are eligible to purchase Institutional Shares. Eligible Institutional Share investors primarily include:

•	individuals and institutional investors with a minimum initial investment of $100,000;

•
employer sponsored retirement plans, pooled investment vehicles, clients of financial institutions or intermediaries which charge such clients a fee for advisory, investment consulting, or similar services or have entered into an agreement with the Funds or the Distributor to offer such shares though an investment platform;

•	clients of trust companies where the trust company is acting in fiduciary capacity, as agent, or as custodian;

•	investors through certain brokerage platforms in which an investor transacting through a broker may be required to pay commission and/or other forms of compensation to the broker;

•
officers, trustees, and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code of 1986, as amended (the “Code”)), of the Funds and the Adviser, and its subsidiaries and affiliates;

•
Any trust or plan established as part of a qualified tuition program under Section 529 of the Code, if a contract exists between the Distributor and/or its affiliates and the state sponsor of the program or one of its service providers, to provide the program:

•	services relating to operating the program; and/or

•	Fund shares for purchase which require sub-transfer agency fees from the Fund.

•
Advisory programs where the shares are acquired on behalf of program participants in connection with a comprehensive fee or other advisory fee arrangement between the program participant and a registered broker dealer or investment adviser, trust company, bank, family office, or multi-family office (referred to as the “Sponsor”) on behalf of program participants if:

•	the program participant pays the Sponsor a fee for investment advisory or related services, under a comprehensive fee or other advisory fee arrangement; and

•	the Sponsor or the broker-dealer through which the Fund’s shares are acquired has an agreement with the Distributor.

•	Other investors for which the Fund or the Distributor has pre-approved the purchase.
Advisor Shares of the Funds are primarily for certain individual investors, investments made through financial institutions or intermediaries and institutional investors investing for their own or their customers’ accounts. There is no minimum investment amount required for Advisor Shares. If you purchase Advisor Shares of the Funds, you will not pay a sales charge at the time of purchase or sub‑transfer agency fees, but you will pay a 12b‑1 fee not exceeding ten basis points (0.10%) of each Fund’s average daily net assets. Your financial intermediary can help you determine if you are eligible to purchase Advisor shares. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds.

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Investor Shares of the Funds are primarily for certain individual investors and investments made through financial institutions or intermediaries. There is no minimum investment amount required for Investor Shares. If you purchase Investor Shares of the Funds, you will not pay a sales charge at the time of purchase or sub‑transfer agency fees, but you will pay a 12b‑1 fee not exceeding twenty-five basis points (0.25%) of a Fund’s average daily net assets. Your financial intermediary can help you determine if you are eligible to purchase Investor shares. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds.
Class Z Shares of the Funds require a minimum initial investment of $10,000,000. If you purchase Class Z Shares, you will not pay a sales charge at the time of purchase, a 12b‑1 fee or sub‑transfer agency fee. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds.
The following categories of investors and accounts may buy Class Z Shares of each Fund, provided that they do not require or receive sub‑accounting or recordkeeping payments from the Fund:

•
Institutional investors, including, but not limited to, employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), endowments, foundations, insurance company general accounts, insurance company separate accounts, local, city, and state governmental institutions, and other tax-exempt entities that meet the requirements for qualification under Section 501 of the Code.

•	Unaffiliated U.S. registered mutual funds including those that operate as “fund of funds,” collective trust funds, investment companies or other pooled investment vehicles.

•	Other investors for which the Fund or the Adviser has pre-approved the purchase.
The following categories of investors and accounts qualify to buy Class Z Shares of each Fund but the $10 million investment minimum is waived:

•	Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs) that invest through a record-keeper or third party retirement platform.

•
Advisory programs where the shares are acquired on behalf of program participants in connection with a comprehensive fee or other advisory fee arrangement between the program participant and a registered broker dealer or investment adviser, trust company, bank, family office, or multi-family office (referred to as the “Sponsor”) on behalf of program participants if:

•	the program participant pays the Sponsor a fee for investment advisory or related services, under a comprehensive fee or other advisory fee arrangement; and

•	the Sponsor or the broker-dealer through which the Fund’s shares are acquired has an agreement with the Distributor.

•
Any trust or plan established as part of a qualified tuition program under Section 529 of the Code, if a contract exists between the Distributor and/or its affiliates and the state sponsor of the program or one of its service providers, to provide the program:

•	services relating to operating the program; and/or

•	Fund shares for purchase which require sub-transfer agency fees from the Fund.

•
Clients (other than defined contribution employer sponsored retirement plans) of an institutional consultant where (a) the consultant has undertaken to provide certain services directly to the client with respect to the client’s investment in the Fund and (b) the Fund or the Distributor has notified that consultant in writing that the proposed investment is permissible.

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•	Investment companies or other pooled vehicles that are managed by the Adviser or its affiliates.

•
Officers, trustees, and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Code, of the Funds and the Adviser, and its subsidiaries and affiliates.

•	Existing institutional separate account clients of the Adviser or its affiliates.

•	Investors for whom the Fund or the Adviser determines that a strategic reason exists for such a waiver.

•	Investors with an account which the Fund or the Adviser believes will grow to meet the investment minimum in the future.
The Funds reserve the right to modify or waive the eligibility requirements and investment minimums at any time.
Customer Identification Program: Important Information About Procedures for Opening an Account
Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, the Funds will ask for your name, residential address, date of birth, government identification number, and other information that will allow us to identify you. For legal entity customers, we will also ask that any individual(s) who, directly or indirectly, owns 25% or more of the entity and one individual who has significant responsibility to control, manage, or direct the legal entity be identified. The Funds also may ask to see your driver’s license or other identifying documents.
If we do not receive the required information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Funds may restrict further investment until your identity is verified. Once the Funds are able to verify your identity, your investment will be accepted and processed at the next determined NAV. However, if we are unable to verify your identity, each Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is liquidated. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. If your account is closed at the request of governmental or law enforcement authorities, the Funds may be required by the authorities to withhold the proceeds.
Purchases Through Financial Intermediaries
You may make initial and subsequent purchases of shares of the Funds through a financial intermediary, such as an investment adviser or broker-dealer, bank, or other financial institution that purchases shares for its customers. The Funds may authorize certain financial intermediaries to receive purchase and sale orders on its behalf. Before investing in the Funds through a financial intermediary, you should read carefully any materials provided by the intermediary together with this prospectus.
When shares are purchased this way, the financial intermediary may:

•	charge a fee for its services;

•	act as the shareholder of record of the shares;

•	set different minimum initial and additional investment requirements;

39

•	impose other charges, commissions, or restrictions;

•	designate intermediaries to accept purchase and sale orders on the Funds’ behalf; or

•	impose an earlier cut-off time for purchase and redemption requests.
Each Fund considers a purchase or sale order as received when a financial intermediary receives the order in proper form before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes, if it closes before 4:00 p.m. ET/3:00 p.m. CT). These orders will be priced based on the Fund’s NAV next computed after such order is received by the financial intermediary.
Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Funds. Certain intermediaries may receive compensation from the Funds, the Adviser, or their affiliates.
Compensation to Financial Intermediaries
It is expected that Institutional Class, Advisor Class, Investor Class and Class Z shares of the Funds will make payments, or reimburse the Adviser or its affiliates for payments they make, to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services (sometimes referred to as “sub‑transfer agency” or “sub‑TA” services). The amount of such payments and/or reimbursement is subject to the caps established by the Board and is reviewed by the Trustees periodically.
Although the nature and extent of sub‑transfer agency services provided to shareholders and the amount of sub‑transfer agency fees charged to each class will vary among financial intermediaries, Institutional Class, Advisor Class, Investor Class and Class Z shares each bear sub‑accounting expenses on a class-wide basis. This means that the sub‑transfer agency fees you bear as a Fund shareholder may be greater than the sub‑transfer agency fees charged by your financial intermediary to the Fund with respect to your investment. Advisor Class and Investor Class shares may make sub‑transfer agency payments out of amounts authorized under distribution plans to be adopted pursuant to Rule 12b‑1 under the Investment Company Act of 1940.
The Adviser also may, at its own expense and out of its own profits, provide additional cash payments to financial intermediaries for sub‑transfer agency services they provide to their clients or customers that hold shares of the Funds. Payments generally are based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. These additional cash payments also may be made as an expense reimbursement.
Additional information concerning payments the Funds, the Adviser or their affiliates may make to financial intermediaries, and the services provided by financial intermediaries, can be found in the SAI under “Payments to Financial Intermediaries.”
Fund Direct Purchases
You also may open a shareholder account directly with the Funds. You can obtain a copy of the New Account Application by calling the Funds at 866‑260‑9549 (toll free) or 312‑557‑5913 on days the Funds are open for business. You may invest in the following ways:
By Wire
To Open a New Account:

•	Complete a New Account Application and send it to:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766

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Telephone: 866‑260‑9549 (toll free) or 312‑557‑5913
Overnight Address:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
333 South Wabash Avenue
Attn: Funds Center, Floor 38 Chicago, IL 60604

•	You must also call 866-260-9549 (toll free) or 312-557-5913 on days the Funds are open for business to place an initial purchase via phone or provide an initial purchase Letter of Instruction.

•
Wire funds for your purchase. A wire will be considered made when the money is received and the purchase is accepted by the Funds. Any delays that may occur in receiving money, including delays that may occur in processing by the bank, are not the responsibility of the Funds or the Transfer Agent. Wires must be received prior to 4:00 pm ET to receive the current day’s NAV.

•
Only the listed street address should be used for overnight delivery, and not the P.O. Box address. Please note that receipt by the US Post Office does not constitute delivery to or receipt by the Funds or the Transfer Agent.

To Add to an Existing Account:

•	Call 866‑260‑9549 (toll free) or 312‑557‑5913 on days the Funds are open for business or provide a subsequent purchase Letter of Instruction.

•	Have your bank wire federal funds or effect an ACH transfer to:
The Northern Trust Company
Chicago, Illinois
ABA Routing No. 0710-00152
Northern Trust Account #5201682900
Shareholder Account #PAFT1056 (ex. PAFT10561234567)
Shareholder Name:
By Directed Reinvestment
Your dividend and capital gain distributions will be automatically reinvested unless you indicate otherwise on your application.

•	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

•	Reinvestments can only be directed to an existing Fund account.
Other Purchase Information
The Funds reserve the right to limit the amount of purchases and to refuse to sell to any person or intermediary. If your wire does not clear, you will be responsible for any loss incurred by a Fund. If you are already a Fund shareholder, the Fund reserves the right to redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred or money owed to the Fund. You also may be prohibited or restricted from making future purchases in the Funds.

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Lost Shareholders, Inactive Accounts, and Unclaimed Property
It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 1‑866‑260‑9549 (toll free) or 312‑557‑5913 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
How to Redeem Shares
You may redeem all or part of your investment in a Fund on any day the NYSE is open, subject to certain restrictions described below. Redemption requests received by the Funds’ Transfer Agent or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective that day. Redemption requests received by the Funds’ Transfer Agent or a financial intermediary after the close of trading on the NYSE are processed at the NAV determined on the following Business Day.
The price you will receive when you redeem your shares will be the NAV next determined after the Funds receive your properly completed order to sell. You may receive proceeds from the sale by check, bank wire transfer, or direct deposit into your bank account and in certain cases, payment may be made in securities of a Fund as described in “Additional Information About Redemptions”. Redemptions in‑kind are typically used to meet redemption requests that represent a large percentage of a fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. Redemptions in‑kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions. Redemption‑in‑kind proceeds are limited to securities that are traded on a public securities market or are limited to securities for which quoted bid and ask prices are available. They are distributed based on a weighted-average pro‑rata basis of a Fund’s holdings to the redeeming shareholder. Each Fund typically expects that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received. A financial intermediary may charge a transaction fee to redeem shares. In the event that a wire transfer is impossible or impractical, the redemption check will be sent by mail to the designated account. The Funds typically expect to hold cash or cash equivalents to meet redemption requests. A Fund also may use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds have in place a line of credit that may be used to meet redemption requests during stressed market conditions.
Redemptions Through a Financial Intermediary
If you purchased shares from a financial intermediary, you may sell (redeem) shares by contacting your financial intermediary.
Redeeming Directly from the Fund
If you purchased shares directly from the Funds and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

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By Mail

•	Send a written request to:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
Overnight Address:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
333 South Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604

•	The redemption request must include:
1. The number of shares or the dollar amount to be redeemed;
2. The Fund account number; and
3. The signatures of all account owners signed in the exact name(s) and any special capacity in which they are registered.

•	A Medallion Signature Guarantee (see below) is required but may be waived in certain (limited) circumstances if:
1. The proceeds are to be sent elsewhere than the address of record, or
2. The redemption is requested in writing and the amount is greater than $100,000.

•
Only the listed street address should be used for overnight delivery, and not the P.O. Box address. Please note that receipt by the US Post Office does not constitute delivery to or receipt by the Funds or the Transfer Agent.

By Wire
If you authorized wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account.

•	Call the Transfer Agent at 866-260-9549 (toll free) or 312-557-5913 for instructions.

•	The minimum amount that may be redeemed by this method is $250.
By Telephone
Telephone privileges are automatically established on your account unless you indicate otherwise on your New Account Application.

•	Call 866-260-9549 (toll free) or 312-557-5913 to use the telephone privilege.

•	If your account is already opened and you wish to add the telephone privilege, send a written request to:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766

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Overnight Address:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
333 South Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604

•	The written request to add the telephone privilege must be signed by each owner of the account and must be accompanied by signature guarantees.

•
Only the listed street address should be used for overnight delivery, and not the P.O. Box address. Please note that receipt by the US Post Office does not constitute delivery to or receipt by the Funds or the Transfer Agent.

Neither the Funds, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions that they reasonably believe to be genuine or for any loss, damage, cost, or expenses in acting on such telephone instructions. You will bear the risk of any such loss. The Funds, the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions, and/or digitally recording telephone instructions. The Funds may terminate the telephone procedures at any time. During periods of extreme market activity, it is possible that you may encounter some difficulty in telephoning us. If you are unable to reach us by telephone, you may request a sale by mail.
Medallion Signature Guarantee
Some circumstances may require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public. You should verify with the institution that it is an eligible guarantor prior to signing. The recognized medallion program is Securities Transfer Agent Medallion Program. SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THIS PROGRAM WILL NOT BE ACCEPTED. The Medallion Signature Guarantee must cover the amount of the requested transaction. There are several different guarantee amounts, so it is important to acquire a guarantee amount equal to or greater than the amount of the transaction. If the surety bond of the Medallion Guarantee is less than the transaction amount, your request may be rejected.
An original Medallion Signature Guarantee is generally required, but may be waived in certain (limited) circumstances if any of the following applies:

•	the redemption is requested in writing and the amount redeemed is greater than $100,000;

•
information on your investment application has been changed, including the name(s) or the address on your account or the name or address of a payee has been changed within 30 days of your redemption request;

•	proceeds or shares are being sent/transferred from a joint account to an individual’s account; or

•	proceeds are being sent via wire or ACH and bank instructions have been added or changed within 30 days of your redemption request.
If your written request is for redemption greater than $5 million, call 866‑260‑9549 (toll free) or 312‑557‑5913 for Medallion Signature Guarantee requirements.

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Additional Information About Redemptions
The Funds typically expect that they will pay redemption proceeds by check or electronic transfer within seven (7) calendar days after receipt of a proper redemption request although proceeds normally are paid within three (3) Business Days. If you are redeeming shares that have been purchased via ACH, the Funds may hold redemption proceeds until the purchase amount has been collected, which may be as long as five (5) Business Days after purchase date. For shares recently purchased by check, redemption proceeds may not be available until the check has cleared which may take up to five (5) days for the date of purchase. To eliminate this delay, you may purchase shares of a Fund by wire. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC, the Funds may suspend redemptions or postpone payment of redemption proceeds. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in both regular and stressed market conditions.
At the discretion of the Funds or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.
Generally, all redemptions will be for cash. However, if you redeem shares worth over the lesser of $250,000 or 1% of the NAV of a Fund, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash at the discretion of the Fund. Shareholders may incur brokerage charges on the sale of any securities distributed in lieu of cash and will bear market risk until the security is sold. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on a Fund and its remaining shareholders. A redemption of shares is generally a taxable event for shareholders, regardless of whether the redemption request is satisfied in cash or in kind. As with any security, a shareholder will also bear taxes on any capital gains from the sale of a security received in a redemption in kind.
Involuntary Redemptions of Your Shares
If your account balance drops below $100,000 in the case of Institutional Shares, $250 in the case of Advisor Shares, $250 in the case of Investor Shares, or $10,000,000 in the case of Class Z Shares because of redemptions you may be required to sell your shares. The Funds will provide you at least thirty (30) days’ written notice to give you sufficient time to add to your account and avoid the sale of your shares.
How to Exchange Shares
You may exchange your shares for the same share class of another Fund on any Business Day by contacting the Funds directly by mail or telephone by calling 1‑866‑260‑9549 (toll free) or 312‑557‑5913. The exchange privilege may be changed or canceled at any time upon sixty (60) days’ written notice.
You may also exchange your shares of one class of a Fund for shares of another class of the same Fund, provided that you qualify as an eligible investor for the requested class at the time of the exchange. Investors are responsible for initiating an exchange request and all exchanges are subject to meeting any investment minimum or eligibility requirements. If you hold shares through a financial intermediary, your financial intermediary also may initiate an exchange between share classes in certain circumstances. You should consult your financial intermediary for details and read carefully any materials provided by the intermediary along with this prospectus. The Funds do not charge a fee for this privilege.
The Funds reserve the right to eliminate this exchange privilege at any time at its discretion and may refuse exchanges by any person or group if, in the Funds’ judgment, the Funds would potentially be adversely affected. Before making an exchange request, you should read the prospectus carefully, particularly since fees and expenses differ from one class to another. An exchange between classes of shares of the same Fund is generally not taxable for U.S. federal income tax purposes. However, investors generally will realize a taxable gain or loss when exchanging shares of a Fund for shares of another Fund. The Funds do not provide tax advice; you should consult your own tax advisor. If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.

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The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see “Market Timing Policy” below.
Market Timing Policy
Each Fund is intended to be a long-term investment. Excessive purchases and redemptions of shares of a Fund in an effort to take advantage of short-term market fluctuations, known as “market timing,” can interfere with long-term or efficient portfolio management strategies and increase the expenses of the Fund, to the detriment of long-term investors. Because each Fund invests its assets in non‑U.S. securities, investors may seek to take advantage of time zone differences between the non‑U.S. markets on which a Fund’s portfolio securities trade and the time at which the NAV is calculated. For example, a market-timer may purchase shares of a Fund based on events occurring after non‑U.S. market closing prices are established but before the NAV calculation, that are likely to result in higher prices in non‑U.S. markets the next day. The market-timer would then redeem the Fund’s shares the next day when a Fund’s share price would reflect the increased prices in non‑U.S. markets, realizing a quick profit at the expense of long-term Fund shareholders.
Excessive short-term trading may: (1) require a Fund to sell securities in the Fund’s portfolio at inopportune times to fund redemption payments, (2) dilute the value of shares held by long-term shareholders, (3) cause a Fund to maintain a larger cash position than would otherwise be necessary, (4) increase brokerage commissions and related costs and expenses, and (5) generate additional tax liability. Accordingly, the Board of each Fund has adopted policies and procedures that seek to restrict market timing activity. Under these policies, the Funds periodically examine transactions that exceed monetary thresholds or numerical limits within certain time periods. If a Fund believes, in its sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, a Fund may, with or without prior notice to the investor, reject further purchase or exchange orders from that investor, and disclaim responsibility for any consequential losses that the investor may incur related to the rejected purchases. Alternatively, the Funds may limit the amount, number, or frequency of any future purchases or exchanges and/or the method by which an investor may request future purchases and redemptions. A Fund’s response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Fund. While the Funds cannot assure the prevention of all excessive trading and market timing, by making these judgments, the Funds believes it is acting in a manner that is in the best interests of shareholders.
Financial intermediaries may establish omnibus accounts with the Funds through which they place transactions for their customers. Omnibus accounts include multiple investors and typically provide the Funds with a net purchase or redemption. The identity of individual investors ordinarily is not known to or tracked by the Funds. The Funds will enter into information sharing agreements with certain financial intermediaries under which the financial intermediaries are obligated to: (1) enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Funds; (2) furnish the Funds, upon request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ market-timing policy with respect to customers identified by the Funds as having engaged in market timing.
The Funds apply these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. While the Funds may monitor transactions at the omnibus account level, the netting effect makes it more difficult to identify and eliminate market-timing activities in omnibus accounts. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will it enter into any such arrangements in the future.
Financial intermediaries maintaining omnibus accounts with a Fund may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of each Fund. For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.

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Distribution Plans
The Funds have adopted a plan under Rule 12b‑1 that authorizes Advisor Class and Investor Class shares to pay distribution fees. Fees under the plan will not exceed 0.10% for Advisor shares and 0.25% for Investor shares. Because these fees are paid out of a Fund’s assets on an on‑going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
DIVIDENDS AND DISTRIBUTIONS
Fund Policy
Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains, if any, at least once a year. Each Fund may distribute income dividends and capital gains more frequently, if necessary, to reduce or eliminate U.S. federal excise or income taxes on the Fund. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions.
Income dividends and capital gain distributions are automatically reinvested in additional shares of a Fund at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request. If cash payment is requested, a check normally will be mailed within five business days after the payable date.
Any undelivered checks or checks that are not cashed for six months may be deemed legally abandoned if an attempt to reach you to request a reissue of the check is not successful. The proceeds will then be escheated (transferred) to the appropriate state’s unclaimed property administration in accordance with statutory requirements.
TAXES
Distributions
The following information is provided to help you understand the U.S. federal income taxes you may have to pay on income dividends and capital gains distributions from a Fund, as well as on gains realized from your redemption of Fund shares. This discussion is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about U.S. federal, state or local or non‑U.S. tax consequences before making an investment in a Fund.
Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Code. By so qualifying, a Fund will not be subject to U.S. federal income taxes to the extent it timely distributes all of its net investment income and any net realized capital gains.
For U.S. federal income tax purposes, distributions of net investment income are taxable generally as ordinary income although certain distributions of qualified dividend income paid to a non‑corporate US shareholder may be subject to income tax at the applicable rate for long-term capital gain.
Distributions of net capital gains (that is, the excess of the net realized gains from the sale of investments that a Fund owned for more than one year over the net realized losses from investments that a Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will generally be taxable as long-term capital gain regardless of how long you have held your shares in the Fund.
Distributions of net realized short-term capital gain (that is, the excess of net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain to a corporate shareholder is taxed at the same rate as ordinary income.

47

If you are a taxable investor and invest in a Fund shortly before it makes a distribution, some of your investment may be returned to you in the form of a taxable distribution. Fund distributions will reduce the NAV per share. Therefore, if you buy shares after a Fund has experienced appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution. This is commonly known as “buying a dividend.”
Distributions from a Fund (both taxable income dividends and capital gains) are normally taxable to you as ordinary income or long-term capital gains, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax‑advantaged plan or account or are otherwise not subject to federal income tax). Due to the nature of the investment strategies used, distributions by a Fund generally are expected to consist primarily of income dividends and net realized capital gains; however, the nature of a Fund’s distributions could vary in any given year.
Each Fund will mail to each shareholder after the close of the calendar year a U.S. Internal Revenue Service (“IRS”) Form 1099 setting forth the U.S. federal income tax status of distributions made during the year. Income dividends and capital gains distributions also may be subject to state and local taxes.
Selling Shares
Selling, redeeming or exchanging your shares may result in a realized capital gain or loss, which is generally subject to U.S. federal income tax. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. For individuals, any long-term capital gains you realize from selling, redeeming or exchanging Fund shares currently are taxed at preferential income tax rates. Short-term capital gains are taxed at ordinary income tax rates. For shares acquired on or after January 1, 2012, each Fund (or relevant broker or financial adviser) is required to compute and report to the IRS and furnish to Fund shareholders cost basis information when such shares are sold, redeemed or exchanged. Each Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS‑accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your U.S. federal and state income tax returns. A Fund’s shareholders should consult with their tax advisers to determine the best IRS‑accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.
Backup Withholding
By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that: (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You also may be subject to withholding if the IRS instructs a Fund to withhold a portion of your distributions or proceeds. You should be aware that a Fund may be fined by the IRS for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, a Fund may make a corresponding charge against the account.
Tax Status for Retirement Plans and Other Tax‑Advantaged Accounts
When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax‑advantaged account, dividend and capital gain distributions generally are not subject to current U.S. federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should consult with your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

48

Net Investment Income Tax
An additional 3.8% tax may be imposed on distributions you receive from a Fund and gains from selling, redeeming, or exchanging your Fund shares.
SHAREHOLDER REPORTS AND OTHER INFORMATION
The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call the Funds at 866‑260‑9549 (toll free) or 312‑557‑5913 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.
FINANCIAL HIGHLIGHTS
The following Financial Highlights tables are intended to help you understand the financial performance of each class of shares of each Fund and their predecessor Funds, as applicable, for the past five fiscal years. Some of this information reflects financial information for a single Fund share. Financial information for the periods prior to October 30, 2023 represents the past financial information of the applicable Fund’s predecessor fund.
The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. The financial information for the fiscal year ended June 30, 2024 has been audited by PricewaterhouseCoopers, LLP, the independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Form N-CSR filing. You can obtain the Form N-CSR filing, which contains more performance information, at no charge by calling 866-260-9549.
The financial information for the Funds’ fiscal years ended June 30, 2023 and prior were audited by the predecessor funds’ independent registered public accounting firm.

49

TRILLIUM MUTUAL FUNDS
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
For the periods indicated

	Investor Shares
Trillium ESG Global Equity Fund	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020
Net asset value, beginning of year	$58.42	$52.71	$65.97	$45.99	$44.81

Income (loss) from investment operations:
Net investment income(a)	0.39	0.33	0.20	0.06	0.10
Net realized and unrealized gains (losses) from investments and foreign currency	5.97	7.93	(11.64)	21.00	2.19

Total from investment operations	6.36	8.26	(11.44)	21.06	2.29

Less distributions paid:
From net investment income	(0.37)	(0.22)	(0.03)	(0.07)	(0.24)
From net realized gains	(2.97)	(2.33)	(1.79)	(1.01)	(0.87)

Total distributions paid	(3.34)	(2.55)	(1.82)	(1.08)	(1.11)

Change in net asset value	3.02	5.71	(13.26)	19.98	1.18

Net asset value, end of year	$61.44	$58.42	$52.71	$65.97	$45.99

Total return	11.45%	16.36%	(17.94%)	46.14%	5.02%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$250.8	$248.3	$232.5	$297.8	$217.8
Ratio of expenses to average net assets	1.24%	1.31%	1.30%	1.30%	1.30%
Ratio of net investment income to average net assets	0.67%	0.60%	0.30%	0.11%	0.22%
Portfolio turnover rate(b)	27.31%	10.00%	7.00%	10.00%	11.00%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

50

TRILLIUM MUTUAL FUNDS
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
For the periods indicated

	Institutional Shares
Trillium ESG Global Equity Fund	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020
Net asset value, beginning of year	$58.15	$52.50	$65.70	$45.80	$44.61

Income (loss) from investment operations:
Net investment income(a)	0.53	0.48	0.41	0.23	0.22
Net realized and unrealized gains (losses) from investments and foreign currency	5.94	7.89	(11.61)	20.89	2.20

Total from investment operations	6.47	8.37	(11.20)	21.12	2.42

Less distributions paid:
From net investment income	(0.53)	(0.39)	(0.21)	(0.21)	(0.36)
From net realized gains	(2.97)	(2.33)	(1.79)	(1.01)	(0.87)

Total distributions paid	(3.50)	(2.72)	(2.00)	(1.22)	(1.23)

Change in net asset value	2.97	5.65	(13.20)	19.90	1.19

Net asset value, end of year	$61.12	$58.15	$52.50	$65.70	$45.80

Total return	11.72%	16.69%	(17.70%)	46.52%	5.34%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$708.3	$645.1	$608.1	$622.1	$360.6
Ratio of expenses to average net assets	1.00%	1.03%	1.01%	1.02%	1.03%
Ratio of net investment income to average net assets	0.93%	0.89%	0.65%	0.40%	0.49%
Portfolio turnover rate(b)	27.31%	10.00%	7.00%	10.00%	11.00%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

51

TRILLIUM MUTUAL FUNDS
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
For the periods indicated

	Institutional Shares
Trillium ESG Small/Mid Cap Fund	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020
Net asset value, beginning of year	$15.11	$13.73	$16.96	$11.01	$12.36

Income (loss) from investment operations:
Net investment income (loss)(a)	0.02	0.02	(0.02)	(0.02)	0.04
Net realized and unrealized gains (losses) from investments and foreign currency	0.44	1.78	(2.82)	5.99	(0.90)

Total from investment operations	0.46	1.80	(2.84)	5.97	(0.86)

Less distributions paid:
From net investment income	(0.01)	(0.01)	—	(0.02)	(0.05)
From net realized gains	(0.36)	(0.41)	(0.39)	—	(0.45)

Total distributions paid	(0.37)	(0.42)	(0.39)	(0.02)	(0.50)

Proceeds from redemption fees	—	— (b)	— (b)	— (b)	0.01

Change in net asset value	0.09	1.38	(3.23)	5.95	(1.35)

Net asset value, end of year	$15.20	$15.11	$13.73	$16.96	$11.01

Total return	3.14%	13.37%	(17.16%)	54.23%	(7.34%)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$40.2	$43.8	$33.2	$31.7	$14.0
Ratio of net expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income (loss) to average net assets	0.16%	0.12%	(0.12%)	(0.15%)	0.34%
Ratio of gross expenses to average net assets	1.18%	1.39%	1.36%	1.77%	1.93%
Portfolio turnover rate	31.34%	26.00%	21.00%	20.00%	35.00%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Amount is less than $0.005 per share.

52

Perpetual Americas Funds Trust
Notice of Privacy Policy & Practices
I. SAFEGUARDING PRIVACY
We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Trust.
II. INFORMATION WE COLLECT AND SOURCES OF INFORMATION
We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.
III. INFORMATION WE SHARE WITH SERVICE PROVIDERS
We may disclose all non‑public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into confidentiality agreements regarding the information.
IV. INFORMATION WE MAY SHARE WITH AFFILIATES
If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.
V. SAFEGUARDING CUSTOMER INFORMATION
We will safeguard, according to federal standards of security and confidentiality, any non‑public personal information our customers share with us.
We will limit the collection and use of non‑public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.
We will permit only authorized employees who are trained in the proper handling of non‑public customer information to have access to that information.
We will not reveal non‑public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

53

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and, except as described below, every year that you are a customer of the Trust, or anytime we make a material change to our privacy policy.
We may combine a privacy notice with another document (for example, an account statement, annual report, prospectus, trade confirmation) or may deliver the notice electronically where appropriate consent has been obtained. We generally will not deliver an annual notice as long as (i) we disclose non‑public personal information only as described above policy, and (ii) we have not changed our policies and practices with regard to disclosing non‑public personal information from the policies and practices that were disclosed in the most recent disclosure sent to consumers pursuant to this policy.

54

Investment Subadviser
Trillium Asset Management, LLC
1 Congress Street, Suite 3101
Boston, Massachusetts 02114
Investment Adviser
Perpetual Americas Funds Services
1 Congress Street, Suite 3101
Boston, Massachusetts 02114
Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, Massachusetts 02199
Distributor
Perpetual Americas Funds Distributors, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
For Additional Information, call
866‑260‑9549 (toll free) or 312‑557‑5913
To Learn More
Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Additional information about a Fund’s investments is available in the Trust’s annual and semi-annual report to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
Call the Funds at 866-260-9549 (toll free) or 312-557-5913 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the Funds are open for business to request free copies of the SAI and the Trust’s annual and semi-annual reports, to request other information about the Funds such as Fund financial statements and to make shareholder inquiries. You may also visit the Funds on the web at www.trilliuminvest.com/documents-disclosures to obtain free copies of the Trust’s SAI and annual and semi-annual reports. Or write to the Trust at:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
You may obtain reports and other information about the Funds on the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Investment Company Act File Number: 811-23615

55

Trillium ESG Global Equity Fund

Institutional Shares (PORIX)

Investor Shares (PORTX)

Advisor Shares (Not currently offered)

Class Z Shares (Not currently offered)

Trillium ESG Small/Mid Cap Fund

Institutional Shares (TSMDX)

Investor Shares (Not currently offered)

Advisor Shares (Not currently offered)

Class Z Shares (Not currently offered)

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2024

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of Trillium ESG Global Equity Fund and Trillium ESG Small/Mid Cap Fund (each, a “Fund” and collectively, the “Funds”). This SAI should be read in conjunction with the prospectus dated November 1, 2024. A copy of the prospectus can be obtained at no charge by writing to the transfer agent, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, or by calling 866-260-9549 (toll free) or 312-557-5913. The Funds’ prospectus (“Prospectus”) is incorporated by reference into this SAI.

DESCRIPTION OF THE TRUST AND THE FUNDS

Perpetual Americas Funds Trust (the “Trust”) is a Massachusetts business trust operating under an Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) dated December 4, 2020. The Trust is an open-end investment company. The Declaration of Trust permits the Board of Trustees (“Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest of separate series. This Statement of Additional Information relates to Trillium ESG Global Equity Fund (the “Global Equity Fund” and Trillium ESG Small/Mid Cap Fund (the “Small/Mid Cap Fund”), each a series of the Trust. The investment subadviser to each of the Funds is Trillium Asset Management, LLC (“Trillium”), subject to the supervision of the Board and the Adviser1. Each Fund is a diversified fund.

Each of the Global Equity Fund and Small/Mid Cap Fund was reorganized into the Trust on October 30, 2023 following shareholder approval. Each Fund commenced operations as of this date and assumed the financial and performance history of the corresponding predecessor fund, the Trillium ESG Global Equity Fund and Trillium ESG Small/Mid Cap Fund, respectively, each a series of Professionally Managed Portfolios (each a “Predecessor Fund,” and collectively the “Predecessor Funds”). The investment adviser to the Predecessor Funds was Trillium. Any historical information provided in this SAI for each of the Funds is that of its corresponding Predecessor Fund.

For information concerning the purchase and redemption of shares of the Funds, see “How to Purchase Shares” and “How to Redeem Shares” in the Prospectus. For a description of the methods used to determine the share price and value of the Funds’ assets, see “Pricing Your Shares” in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS AND RISKS

Investment Strategies and Risks

All principal investment strategies and risks of each Fund are discussed in the Prospectus. This section contains a more detailed discussion of some of the investments the Funds may make, some of the techniques the Funds may use, and the risks related to those techniques and investments. Additional non-principal strategies and risks also are discussed here.

Arbitrage Transactions

A Fund may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets. To the extent a Fund engages in arbitrage transactions, it will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds. The risk of an arbitrage transaction, therefore, is that the participating Fund may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities.

Borrowing

Each Fund may borrow money equal to 33 1/3% of its total assets for cash management or investment purposes. Borrowing may exaggerate changes in the net asset value (“NAV”) of a Fund’s shares and in the return on the Fund’s portfolio. Although the principal of any borrowing will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risks that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

[1]

The Fund’s investment adviser is Perpetual Americas Funds Services (“PAFS”), which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.

The Trust, on behalf the Funds and certain other series of the Trust, has entered into a $150 million revolving credit facility agreement (the “Credit Agreement”) with Northern Trust for liquidity or for other temporary or emergency purposes. The Credit Agreement permits the Funds, and each fund in the Trust, to borrow up to an aggregate amount of $150 million, $50 million of which is committed and $100 million of which is uncommitted at any time outstanding, subject to asset coverage and other limitations as specified in the Credit Agreement. Borrowing results in interest expense and other fees and expenses that may impact the Funds’ expenses, including any net expense ratios. The costs of borrowing may reduce the total returns for a Fund. The Credit Agreement also imposes an ongoing commitment fee on undrawn committed amounts under the credit facility, which is allocated between the Funds and certain other series of the Trust, and, within each Fund, to each share class, on a pro rata basis, based on such Fund’s (or such share classes, as appropriate) average daily net asset value.

Commercial Paper, Cash and Other High Quality Investments

The Funds may purchase commercial paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance current operations. The Funds may only invest in commercial paper rated at least “Prime-2” or better by Moody’s or rated “A-2” or better by S&P or, if the security is unrated, Trillium or the Adviser determines that it is of equivalent quality. Each of the Funds may temporarily invest a portion of their assets in cash or other cash items pending other investments or to maintain liquid assets required in connection with some of the Funds’ investments. These cash items and other high quality debt securities may include fixed income securities issued by the governments, agencies or instrumentalities of the U.S. and other developed market countries (e.g., Japan and Canada), bankers’ acceptances, and bank certificates of deposit. If the Funds’ custodian (the “Custodian”) holds cash on behalf of a Fund, the Fund may be an unsecured creditor in the event of the insolvency of the Custodian. In addition, the Fund will be subject to credit risk with respect to the Custodian.

Convertible Securities

A convertible security is a security (a bond or preferred stock) that may be exchanged or converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event, such as a decline in capital ratio below a prescribed threshold, occurs. If such a trigger event occurs, a Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Due to uncertainty surrounding coupon payments, contingent convertible securities may be volatile, and their price may decline rapidly in the event that coupon payments are suspended. The value of contingent convertible securities is unpredictable, and holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.

Corporate Debt Securities

Corporate debt securities may include investment grade bonds (defined as Baa3 or higher by Moody’s or BBB- or higher by S&P) or the equivalent by any other nationally recognized statistical rating organization (“NRSRO”) or in unrated bonds that are determined by Trillium to be of comparable quality at the time of investment. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. In addition, the Funds may create “synthetic” bonds which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to non-U.S. withholding taxes).

All debt securities are subject to the risk of an issuer’s credit risk, which is the risk that the issuer will be unable to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. To the extent a Fund holds fixed income securities, it may also be subject to market risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest.

Mortgage-Backed Securities

Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. Trillium will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Currency Risk

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding or other tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of investments to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets causing a decline in value or liquidity in foreign holdings, whose value is tied to the affected foreign currency. Currency exchange rates can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, or by currency or exchange controls or political and economic developments in the United States or abroad. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints. In addition, costs will be incurred in connection with conversions between various currencies.

Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and options, and options on currencies. Those Funds may use such currency instruments for hedging, investment, and/or currency risk management. Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce a Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. A Fund also may purchase or sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using options. See “Foreign Currency Forward Contracts, Futures, and Options” below for additional information.

Depositary Receipts

The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. In certain cases, depositary receipts may also be issued through programs in local markets, such as Thai Non-voting Depositary Receipts. ADRs, in sponsored form, are designed for use in the U.S. securities markets. EDRs are the European equivalent of ADRs and are designed to attract investment capital from the European region. GDRs are designed to raise capital in the U.S. and foreign securities markets. The underlying shares of depositary receipts are held in trust by a custodian bank or similar financial institution in the issuer’s home country. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR, EDR or GDR. Unsponsored ADRs, EDRs and GDRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these unsponsored depositary receipts generally bear all the costs of the ADR, EDR or GDR facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Some Funds may also invest in certain depositary receipts without voting rights, for example, Thai NVDRs. Thai NVDRs are traded on the Stock exchange of Thailand and are similar to other depositary receipts, except that they do not allow the holder to participate in company decision making through voting. The securities underlying a Thai NVDR may include, ordinary shares, preferred shares, warrants or Transferable Subscription Rights. Unsponsored depositary receipts may carry more risk than sponsored depositary receipts because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs, EDRs and GDRs. Depositary Receipts also may be subject to liquidity risk.

Equity Securities

Equity securities consist of common stock, preferred stock, securities convertible into common and preferred stock, rights, warrants, income trusts, and Master Limited Partnerships (“MLP”). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Preferred stocks represent an equity interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends or in the event of issuer liquidation or bankruptcy. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Convertible securities are bonds, debentures, notes, preferred stocks that may be converted or exchanged into shares of the underlying common stock at a stated exchange ratio. Income trusts and Master Limited Partnerships units are equity investments and may lack diversification as such trusts are primarily invested in oil and gas, pipelines, and other infrastructures whereas MLPs are primarily engaged in the transportation, storage, processing, refining, marketing, exploration, productions, and mining of minerals and natural resources. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of Trillium. As a result, the return and NAV of a Fund will fluctuate. Securities in the Funds’ portfolios may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Smaller Company Equity Securities. The Funds may invest in equity securities of companies with small market capitalizations. Such investments may involve greater risk than is usually associated with larger, more established companies. Companies with small market capitalizations often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalizations or market averages in general. To the extent a Fund invests in securities with small market capitalizations, the NAV of the Fund may fluctuate more widely than market averages.

Foreign Currency Forward Contracts, Futures, and Options

When investing in foreign securities, a Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. A Fund incurs expenses in converting assets from one currency to another.

Forward Contracts. The Funds may enter into foreign currency forward contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date (“forward contracts”) for hedging purposes, either to “lock-in” the U.S. dollar purchase price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Fund has investments may suffer a decline against the U.S. dollar, as well as for non-hedging purposes. The Funds may also enter into a forward contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (“cross hedging”). Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on an exchange, including counterparty credit risk.

Only a limited market, if any, currently exists for hedging transactions relating to currencies in many emerging market countries, or to securities of issuers domiciled or principally engaged in business in emerging market countries, in which the Funds may invest. This may limit a Fund’s ability to effectively hedge its investments in those emerging markets.

Foreign Currency Futures. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the settlement date, for a pre-negotiated price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward contracts. Trillium will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. A Fund must accept or make delivery of the underlying foreign currency, through banking arrangements, in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

Foreign Currency Options. The Funds may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, or to protect against potential declines in its portfolio securities that are denominated in foreign currencies.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge, and the Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may not necessarily constitute an effective hedge against fluctuations in exchange rates and, in the event of rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies written or purchased by the Funds may be traded on U.S. or foreign exchanges or over the counter. There is no systematic reporting of last sale information for foreign currencies traded over the counter or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.

Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

Interest Rate Futures: An interest rate futures contract is an exchange-traded contract in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures and SOFR futures contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. The specified security for SOFR futures is the Secured Overnight Financing Rate (SOFR), which is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities.

Additional Risk Factors. As a result of its investments in foreign securities, the Funds may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, a Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where Trillium believes that the applicable rate is unfavorable at the time the currencies are received or Trillium anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. In addition, a Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Funds may hold foreign currency in anticipation of purchasing foreign securities.

The Funds may also elect to take delivery of the currencies’ underlying options or forward contracts if, in the judgment of Trillium, it is in the best interest of a Fund to do so. In such instances as well, a Fund may convert the foreign currencies to dollars at the then current exchange rates, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit the Funds to take advantage of favorable movements in the applicable exchange rate, it also exposes the Funds to risk of loss if such rates move in a direction adverse to a Fund’s position. Such losses could reduce any profits or increase any losses sustained by the Funds from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect a Fund’s profit or loss on currency options or forward contracts, as well as its hedging strategies.

Foreign and Emerging Markets Investments

Investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange controls or exchange rate fluctuations, limits on repatriation of capital, less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S., more volatile markets, potentially less securities regulation, less favorable tax provisions, political or economic instability, war, or expropriation. As a result of its investments in foreign securities, the Funds may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.

Each of the Funds will also invest in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Trillium includes within its definition of an emerging market country, any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); or (iii) listed in World Bank publications as developing.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Funds are uninvested and no return is earned thereon. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

Certain European countries in which the Funds may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. On January 31, 2020, the United Kingdom (the “UK”) left the European Union (the “EU”) (commonly known as “Brexit”). An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the UK and European economies, but the broader global economy, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, or the abandonment of the Euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.

A Fund may, as part of its principal investment strategy, invest in frontier market countries. A sub-set of emerging markets, frontier markets are less developed than other emerging markets and are the most speculative. The Funds consider frontier market countries to include all of the countries in the MSCI Frontier Markets Index. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. They have the least number of investors and may not have a stock market on which to trade. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. Most frontier markets consist chiefly of stocks of financial, telecommunications, and consumer companies that count on monthly payments from customers. Investments in this sector are typically illiquid, nontransparent, and subject to very low levels of regulation and high transaction fees. Frontier market investments may be subject to substantial political and currency risk. The risk of investing in frontier markets can be increased due to government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by frontier market countries or their trading partners; and the relatively new and unsettled securities laws in many frontier market countries. These risks can result in the potential for extreme price volatility.

Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Funds.

Impact and Socially Responsible Investing

The application of a Fund’s impact and socially responsible investment criteria may affect a Fund’s exposure to certain sectors or types of investments and may impact a Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor with the market. Certain companies in which a Fund may invest may be dependent or significantly affected by developing technologies, short product life cycles, competition from new market entrants, fluctuations in energy prices and supply and demand of alternative energy sources. These investments may also be dependent on the government policies of U.S. and foreign governments, including tax incentives and subsidies, as well as on political support for certain environmental initiatives. In addition, under certain market conditions, a Fund may underperform funds that invest in a broader array of investments. There can be no assurance that the operations of a given issuer in which a Fund invests will in fact have the desired positive impact.

Initial Public Offerings (“IPOs”)

Trillium generally attempts to allocate IPOs on a pro rata basis. However, due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, pro rata allocation may not always be possible. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce a Fund’s performance. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares of an IPO, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Large Shareholder Risk

To the extent that a significant portion of a Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the subscription and redemption activities of these shareholders with regard to Fund shares could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments). In addition, institutional separate accounts managed by the Manager may invest in the Fund and, therefore, the Manager at times may have discretionary authority over redemption decisions by a significant portion of the investor base holding shares of the Fund. In such instances, the Manager’s decision to make changes to or rebalance its client’s allocations in the separate accounts may impact the Fund’s performance.

Litigation and Enforcement Risk

The Funds may invest in companies involved in significant restructuring. These types of companies tend to involve increased litigation risk, including for investors in these companies. This risk may be greater in the event a Fund takes a large position or is otherwise prominently involved. The expense of defending against (or asserting) claims and paying any amounts pursuant to settlements or judgments would be borne by the Fund (directly if it were directly involved or indirectly in the case claims by or against an underlying company or settlements or judgments paid by an underlying company). Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

In addition, there have been a number of widely reported instances of violations of securities laws through the misuse of confidential information. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Investigations and enforcement proceedings may be charged with involvement in such violations. Furthermore, if persons associated with a company in which the Fund invested engages in such violations, the Fund could be exposed to losses.

Loans

The Funds may invest in fixed and floating rate loans (“Loans”). Loans may include senior floating rate loans (“Senior Loans”) and secured and unsecured loans, second lien or more junior loans (“Junior Loans”) and bridge loans or bridge facilities (“Bridge Loans”). Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“Borrowers”) and one or more financial institutions and other lenders (“Lenders”). Generally, the Funds invest in Loans by purchasing assignments of all or a portion of Loans (“Assignments”) or Loan participations (“Participations”) from third parties.

A Fund has direct rights against the Borrower on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. With respect to Participations, typically, the Fund will have a contractual relationship only with the Lender and not with the Borrower. The agreement governing Participations may limit the rights of the Fund to vote on certain changes which may be made to the Loan agreement, such as waiving a breach of a covenant. However, the holder of a Participation will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

A Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent’s duties may include responsibility for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all Loan investors. The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Borrower. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Borrower, it is possible, though unlikely, that the Fund could receive a portion of the borrower’s collateral. If the Fund receives collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Fund’s portfolio.

In the process of buying, selling and holding Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys or sells a Loan it may pay a fee. In certain circumstances, the Fund may receive a prepayment penalty fee upon prepayment of a Loan.

Additional Information concerning Senior Loans. Senior Loans typically hold the most senior position in the capital structure of the Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and shareholders of the Borrower. Collateral for Senior Loans may include (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and/or, (iv) security interests in shares of stock of subsidiaries or affiliates.

Additional Information concerning Junior Loans. Junior Loans include secured and unsecured loans including subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans (“Junior Lien Loans”) are generally second or further in line in terms of repayment priority. In addition, Junior Lien Loans may have a claim on the same collateral pool as the first lien or other more senior liens or may be secured by a separate set of assets. Junior Loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Additional Information concerning Bridge Loans. Bridge Loans are short-term loan arrangements (e.g., 12 to 18 months) typically made by a Borrower in anticipation of intermediate-term or long-term permanent financing. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its Loan interest to senior exchange notes if the Loan has not been prepaid in full on or prior to its maturity date. Bridge Loans typically are structured as Senior Loans but may be structured as Junior Loans.

Additional Information concerning Unfunded Commitments. Unfunded commitments are contractual obligations pursuant to which the Fund agrees to invest in a Loan at a future date. Typically, the Fund receives a commitment fee for entering into the Unfunded Commitment.

Additional Information concerning Synthetic Letters of Credit. Loans may include synthetic letters of credit. In a synthetic letter of credit transaction, the Lender typically creates a special purpose entity or a credit-linked deposit account for the purpose of funding a letter of credit to the borrower. When the Fund invests in a synthetic letter of credit, the Fund is typically paid a rate based on the Lender’s borrowing costs and the terms of the synthetic letter of credit. Synthetic letters of credit are typically structured as Assignments with the Fund acquiring direct rights against the Borrower.

Risk Factors of Loans. Loans are subject to the risks associated with debt obligations in general including interest rate risk, credit risk and market risk. When a Loan is acquired from a Lender, the risk includes the credit risk associated with the Borrower of the underlying Loan. The Fund may incur additional credit risk when the Fund acquires a participation in a Loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the Loan was acquired. To the extent that Loans involve Borrowers in foreign or emerging markets, such Loans are subject to the risks associated with foreign investments or investments in emerging markets in general. The following outlines some of the additional risks associated with Loans.

High Yield Securities Risk. The Loans that the Fund invests in may not be rated by an NRSRO, will not be registered with the Securities and Exchange Commission (“SEC”) or any state securities commission and will not be listed on any national securities exchange. To the extent that such high yield Loans are rated, they typically will be rated below investment grade and are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Non-Investment-Grade Debt Securities.” Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably.

Liquidity Risk. Loans that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain Loans and certain Loans may be subject to restrictions on resale or have a limited secondary market. Certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain Loans in a timely fashion or at a favorable price could result in losses to the Fund.

Collateral and Subordination Risk. With respect to Loans that are secured, the Fund is subject to the risk that collateral securing the Loan will decline in value or have no value or that the Fund’s lien is or will become junior in payment to other liens. A decline in value of the collateral, whether as a result of market value declines, bankruptcy proceedings or otherwise, could cause the Loan to be under collateralized or unsecured. In such event, the Fund may have the ability to require that the Borrower pledge additional collateral. The Fund, however, is subject to the risk that the Borrower may not pledge such additional collateral or a sufficient amount of collateral. In some cases, there may be no formal requirement for the Borrower to pledge additional collateral. In addition, collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy a Borrower’s obligation on a Loan. If the Fund were unable to obtain sufficient proceeds upon a liquidation of such assets, this could negatively affect Fund performance.

If a Borrower becomes involved in bankruptcy proceedings, a court may restrict the ability of a Fund to demand immediate repayment of the Loan by Borrower or otherwise liquidate the collateral. A court may also invalidate the Loan or a Fund’s security interest in collateral or subordinate the Fund’s rights under a Senior Loan or Junior Loan to the interest of the Borrower’s other creditors, including unsecured creditors, or cause interest or principal previously paid to be refunded to the Borrower. If a court required interest or principal to be refunded, it could negatively affect Fund performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the Loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in Loan collateral. If a Fund’s security interest in Loan collateral is invalidated or a Senior Loan were subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Fund could have to refund interest. Lenders and investors in Loans can be sued by other creditors and shareholders of the Borrowers. Losses can be greater than the original Loan amount and occur years after the principal and interest on the Loan have been repaid.

Agent Risk. Selling Lenders, Agents and other entities who may be positioned between the Fund and the Borrower will likely conduct their principal business activities in the banking, finance and financial services industries. Investments in Loans may be more impacted by a single economic, political or regulatory occurrence affecting such industries than other types of investments. Entities engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, government regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. An Agent, Lender or other entity positioned between the Fund and the Borrower may become insolvent or enter Federal Deposit Insurance Corporation (“FDIC”) receivership or bankruptcy.

A Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/ or interest if assets or interests held by the Agent, Lender or other party positioned between the Fund and the Borrower are determined to be subject to the claims of the Agent’s, Lender’s or such other party’s creditors.

Junior Loan Risk. Junior Loans are subject to the same general risks inherent to any Loan investment. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower. Junior Loans that are Bridge Loans generally carry the expectation that the Borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the Bridge Loan investor to increased risk. A Borrower’s use of Bridge Loans also involves the risk that the Borrower may be unable to locate permanent financing to replace the Bridge Loan, which may impair the Borrower’s perceived creditworthiness.

Mezzanine Loan Risk. In addition to the risk factors described above, mezzanine loans are subject to additional risks. Unlike conventional mortgage loans, mezzanine loans are not secured by a mortgage on the underlying real property but rather by a pledge of equity interests (such as a partnership or limited liability company membership) in the property owner or another company in the ownership structures that has control over the property. Such companies are typically structured as special purpose entities. Generally, mezzanine loans may be more highly leveraged than other types of Loans and subordinate in the capital structure of the Borrower. While foreclosure of a mezzanine loan generally takes substantially less time than foreclosure of a traditional mortgage, the holders of a mezzanine loan have different remedies available versus the holder of a first lien mortgage loan. In addition, a sale of the underlying real property would not be unencumbered, and thus would be subject to encumbrances by more senior mortgages and liens of other creditors. Upon foreclosure of a mezzanine loan, the holder of the mezzanine loan acquires an equity interest in the Borrower. However, because of the subordinate nature of a mezzanine loan, the real property continues to be subject to the lien of the mortgage and other liens encumbering the real estate. In the event the holder of a mezzanine loan forecloses on its equity collateral, the holder may need to cure the Borrower’s existing mortgage defaults or, to the extent permissible under the governing agreements, sell the property to pay off other creditors. To the extent that the amount of mortgages and senior indebtedness and liens exceed the value of the real estate, the collateral underlying the mezzanine loan may have little or no value.

Foreclosure Risk. There may be additional costs associated with enforcing a Fund’s remedies under a Loan including additional legal costs and payment of real property transfer taxes upon foreclosure in certain jurisdictions. As a result of these additional costs, the Fund may determine that pursuing foreclosure on the Loan collateral is not worth the associated costs. In addition, if the Fund incurs costs and the collateral loses value or is not recovered by the Fund in foreclosure, the Fund could lose more than its original investment in the Loan. Foreclosure risk is heightened for Junior Loans, including certain mezzanine loans.

Benchmark and Reference Rate Risk. The London Interbank Offered Rate (LIBOR) was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of debt instruments and other investments and transactions (including certain derivatives transactions) to which a Fund may be a party were historically tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly but the full impact of the transition on the Funds or the financial instruments in which a Fund invests cannot yet be fully determined.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

Market Disruption and Geopolitical Risk

Geopolitical, environmental and other events may disrupt securities markets and adversely affect global economies and markets. These disruptions could prevent a Fund from implementing its investment strategies and achieving its investment objectives, and increase a Fund’s exposure to the other risks. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. War, terrorism, public health crises, and geopolitical events, such as sanctions, tariffs, trade disputes, the imposition of exchange controls or other cross-border trade barriers, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk.

Natural and environmental disasters, such as earthquakes and tsunamis, can be highly disruptive to economies and markets, adversely impacting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Similarly dramatic disruptions can be caused by communicable diseases, epidemics, pandemics, plagues and other public health crises.

Communicable diseases, including those that result in pandemics or epidemics, may pose significant threats to human health, and such diseases, along with any efforts to contain their spread, may be highly disruptive to both global and local economies and markets, with significant negative impact on individual issuers, sectors, industries, and asset classes. Significant public health crises, including those triggered by the transmission of a communicable disease and efforts to contain it may result in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The effects of any disease outbreak may be greater in countries with less developed disease prevention and control programs and may also exacerbate other pre-existing political, social, economic, market and financial risks. A pandemic can result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could impair a Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Fund’s service providers, adversely affect the value and liquidity of a Fund’s investments, and negatively impact a Fund’s performance, and overall prevent a Fund from implementing its investment strategies and achieving its investment objective.

Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by a Fund.

Market disruptions, including sudden government interventions (e.g., currency controls), can also prevent a Fund from implementing its investment strategies efficiently and achieving its investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause a Fund’s derivatives counterparties to discontinue offering derivatives on some underlying securities, reference rates, or indices, or to offer them on a more limited basis.

While the U.S. government has honored its credit obligations continuously for more than 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Similarly, political events within the U.S. can result in the shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

Unexpected political, regulatory and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the further escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, as each country has imposed tariffs on the other country’s products. In January 2020, the U.S. and China signed a “Phase 1” trade agreement that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. Events such as these and their impact on a Fund are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

In February 2022, Russia commenced a large-scale military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the regional and the global financial markets and economies. In addition, sanctions imposed on Russia, Russian individuals, and Russian corporate and banking entities by the U.S. and other countries, and any sanctions imposed in the future, may have a significant adverse impact on the Russian economy and related markets. Such actions may also result in a decline in the value and liquidity of Russian securities and a weakening of the ruble, and will impair a Fund’s ability to buy, sell, receive, or deliver Russian securities. In addition, securities market trading halts related to the conflict could adversely impact the value and liquidity of a Fund’s holdings and could impair a Fund’s ability to transact in and/or value portfolio securities. The ramifications of the conflict and related sanctions may negatively impact other regional and global financial markets (including in Europe and the U.S.), companies in other countries (including those that have done business in Russia), and various sectors, industries and markets for securities and commodities, such as oil and natural gas. The price and liquidity of a Fund’s investments may fluctuate widely as a result of the conflict and related events. The extent and duration of the military conflict or future escalation of such hostilities (including cyberattacks), the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant adverse impact on Fund performance and the value of an investment in a Fund.

Master Limited Partnerships (MLP)

The Funds may invest in limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invest in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. MLPs make distributions that are similar to dividends, and these are generally paid out on a quarterly basis. Some distributions received by a Fund with respect to its investments in MLPs may, if distributed by the Fund, be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs and the MLPs’ distribution policies. Generally speaking, MLP investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would result in higher interest expense. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.

MLPs are generally engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. To the extent that a MLP’s interests are all in a particular industry, the MLP will, accordingly, be negatively impacted by economic events impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

For purposes of qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), a Fund is not permitted to invest more than 25% of the value of its total assets in MLPs treated as “qualified publicly traded partnerships” for U.S. federal income tax purposes. Additionally, while MLPs are typically treated as partnerships for U.S. federal income tax purposes, changes in U.S. tax laws could revoke the pass-through attributes that provide the tax efficiencies that make MLPs attractive investment structures and could have the effect of reducing the amount of cash available for distribution by the MLP, resulting in a reduction of the value of a Fund’s investment in the MLP and lower income to the Fund. Changes in the laws, regulations or related interpretations relating to a Fund’s investments in MLPs could increase the Fund’s expenses, reduce its cash distributions, negatively impact the value of an investment in an MLP, or otherwise impact the Fund’s ability to implement its investment strategy. See the “Tax Considerations” section of the SAI for more information about these and other special tax considerations that can arise in respect of a Fund’s investments in MLPs.

Models and Data Risk

Trillium may utilize various proprietary quantitative models in connection with providing investment management services to a Fund. There is a possibility that one or all of the quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial loss. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for a Fund. Investments selected using the models may perform differently than expected as a result of, among other things, the market factors used in creating models, the weight given to each such market factor, changes from the market factors’ historical trends and technical issues in the construction and implementation of the models (e.g., data problems, and/or software issues). Trillium’s judgments about the weightings among various models and strategies may be incorrect, adversely affecting performance.

Municipal Bonds and Municipal Securities Risks

Government obligations in which the Funds may invest also include municipal securities, which are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from U.S. federal income tax.

Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue. Contrary to historical trends, in recent years, the market has encountered increased rates of default and lower yields on municipal bonds. This is a product of significant reductions in revenues for many states and municipalities as well as residual effects of a generally weakened economy.

Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease a Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Since some municipal securities may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Interest on municipal obligations, while generally exempt from U.S. federal income tax, may not be exempt from U.S. federal alternative minimum tax.

The interest rates on inverse floating rate municipal securities bear an inverse relationship to the interest rate on another security or the value of an index. The market value of the inverse floating rate security will vary inversely with changes in market interest rates and will be more volatile in response to interest rate changes than that of a fixed rate obligation. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Inverse floating rate instruments may be considered to be leveraged, including if their interest rates vary by a magnitude that exceeds the magnitude of a change in a reference rate of interest (typically a short-term interest rate). As a result, the market prices of inverse floating rate securities may be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities and may decrease significantly when interest rates increase or prepayment rates change.

Non-Investment-Grade Debt Securities

The Funds may invest in non-investment-grade securities. Non-investment-grade securities, also referred to as “high yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a NRSRO (for example, lower than Baa3 by Moody’s Investors Service, Inc. or lower than BBB- by Standard & Poor’s) or are determined to be of comparable quality by Trillium or the Adviser. These securities are generally considered to be, on balance, highly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities held by the Fund defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery.

The secondary market on which high yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of the Fund to sell a high yield security or the price at which the Fund could sell a high yield security, and could adversely affect the daily NAV of Fund Shares. When secondary markets for high yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

A Fund will not necessarily dispose of a security if a credit-rating agency downgrades the rating of the security below its rating at the time of purchase.

Options

The Funds may invest in covered put and covered call options and write covered put and covered call options on securities in which it may invest directly and that are traded on registered domestic securities exchanges. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

A Fund may write put and call options on securities only if they are “covered,” and such options must remain “covered” as long as the Fund is obligated as a writer. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Funds will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. A call option is also covered if a Fund maintains appropriate liquid securities with a value equal to the strike price or holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Fund. A put option is “covered” if a Fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

There are numerous risks associated with transactions in options. The principal factors affecting the market value of an option include supply and demand, interest rates, current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date. The premium received for an option written by a Fund is recorded as an asset of the Fund and its obligation under the option contract as an equivalent liability. A Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily.

A decision as to whether, when and how to write call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Funds may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

Because the exercise of index options is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. When a call option sold by a Fund is exercised or closed out, a Fund may be required to sell portfolio securities or to deliver portfolio securities to the option purchaser to satisfy its obligations when it would not otherwise choose to do so, or a Fund may choose to sell portfolio securities to realize gains to offset the losses realized upon option exercise. Such sales or delivery would involve transaction costs borne by a Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed to individuals at ordinary income tax rates, and may adversely impact a Fund’s after-tax returns.

OTC Options Risks. The Funds may be required to treat as illiquid OTC options purchased and securities being used to cover certain written OTC options, and it will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The Funds may also purchase and write so-called dealer options.

Participants in OTC options markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and therefore OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives.

Risks of Derivatives Generally

Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying asset(s). Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

A Fund investing in derivatives will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by a Fund as well as the clearing broker and clearing houses through which the Fund maintains its futures, exchange-listed and other cleared derivatives. If a counterparty (including a clearing broker or clearing house) becomes bankrupt or otherwise fails to perform its obligations, a Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in Trillium or the Adviser’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act have resulted in, and may in the future result in, substantial regulation of derivative instruments and a Fund’s use of such instruments. Such regulations could, among other things, restrict a Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to a Fund), establish mandatory clearing margin requirements and/or increase the costs of derivatives transactions, and the Fund may as a result be unable to execute its investment strategies in a manner its portfolio managers might otherwise choose.

Rule 18f-4 under the 1940 Act regulates registered investment companies’ use of derivatives and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 requires that funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount are not subject to the full requirements of Rule 18f-4. Rule 18f-4 could restrict a Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund.

The Trust, on behalf of the Funds, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Funds’ operation. Accordingly, the Funds are not currently subject to registration or regulation as a commodity pool operator.

Participatory Notes & Other Equity-Linked Instruments Risk. Each of the Funds may invest in equity-linked instruments, including participatory notes. Participatory notes issued by banks or broker-dealers are designed to replicate the performance of certain non-U.S. companies traded on a non-U.S. exchange. Participatory notes are a type of equity-linked instrument that generally are traded over-the-counter. Even though a participatory note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participatory notes (like all equity-lined instruments) will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in equity-linked instruments like participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, equity-lined instruments are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund. Such instruments generally constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and each Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under the instrument against the issuers of the securities underlying such participatory notes. There can be no assurance that the trading price or value of equity-linked instruments will equal the value of the underlying value of the equity securities they seek to replicate.

Other Investment Companies

The Funds may invest in securities issued by other investment companies, including shares of money market funds, exchange traded funds (“ETFs”), open-end and closed-end investment companies, real estate investment trusts, and passive foreign investment companies.

ETFs may not be actively managed. Rather, an ETF’s objective may track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, a Fund may have a greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities. Because of this, an ETF’s price can be volatile. In addition, the results of an ETF will not match the performance of the specified index due to reductions in the ETF’s performance attributable to transaction and other expenses, including fees paid by the ETF to service providers.

The value of commodity-linked ETFs may be affected by changes in overall market movements, commodity index volatility, change in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The prices of commodity-related ETFs may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds and cash.

The Funds may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of a Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Also, there may be a limited secondary market for shares of closed-end funds.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

Shares of closed-end funds and ETFs are not individually redeemable, but are traded on securities exchanges. The prices of such shares are based upon, but not necessarily identical to, the value of the securities held by the issuer. There is no assurance that the requirements of the securities exchange necessary to maintain the listing of shares of any closed-end fund or ETF will continue to be met.

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for favorable tax treatment under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include limited financial resources, infrequent or limited trading, and more abrupt or erratic price movements than larger company securities. In addition, small capitalization stocks, such as certain REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Some of the countries in which the Funds may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. These funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

The Fund may invest in a cash-sweep program administered by the Northern Trust Company, the Fund’s Administrator, through which the Fund’s cash holdings are placed in the Northern Institutional Funds Treasury Portfolio (the “Cash Sweep Portfolio”) a money market fund pursuant to Rule 2a-7 of the 1940 Act. All sweep vehicles, whether or not registered under the 1940 Act, carry certain risks. For example, money market fund sweep vehicle, such as the Cash Sweep Portfolio, are subject to market risks and are not subject to FDIC protection. As a shareholder of the Cash Sweep Portfolio, the Fund would bear, along with other shareholders, its pro rata portion of the Cash Sweep Portfolio’s expenses, including any advisory and administrative fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Preferred Stock

Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to a Fund. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issue. Preferred stocks lack voting rights and Trillium may incorrectly analyze the security, resulting in a loss to a Fund.

Regulatory Risk

Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of a Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Repurchase Agreements

To maintain liquidity, each Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks.

A repurchase agreement is a transaction in which a Fund purchases a security and, at the same time, the seller (normally a commercial bank or broker-dealer) agrees to repurchase the same security (and/or a security substituted for it under the repurchase agreement) at an agreed-upon price and date in the future. The resale price is in excess of the purchase price, as it reflects an agreed-upon market interest rate effective for the period of time during which the Fund holds the securities. Repurchase agreements may be viewed as a type of secured lending. The purchaser maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement is required to provide additional collateral so that all times the collateral is at least 102% of the repurchase price.

The majority of these transactions run from day to day and not more than seven days from the original purchase. However, the maturities of the securities subject to repurchase agreements are not subject to any limits and may exceed one year. The securities will be marked to market every business day so that their value is at least equal to the amount due from the seller, including accrued interest. A Fund’s risk is limited to the ability of the seller to pay the agreed-upon sum on the delivery date.

Although repurchase agreements carry certain risks not associated with direct investments in securities, each Fund intends to enter into repurchase agreements only with banks and dealers believed by Trillium to present minimum credit risks in accordance with guidelines established by the Board of Trustees.

Illiquid Securities

Each Fund may invest in illiquid securities. Each Fund will invest no more than 15% of its net assets in illiquid securities, including repurchase agreements and time deposits of more than seven days’ duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay. The SEC has adopted a liquidity risk management rule (the “Liquidity Rule”) that requires the Funds to establish a liquidity risk management program (the “LRMP”). The Trustees, including a majority of the Trustees who are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust or of the Adviser (the “Independent Trustees”), have designated the Adviser to administer the Funds’ LRMP. Under the LRMP, the Adviser assesses, manages, and periodically reviews the Funds’ liquidity risk. The Liquidity Rule defines “liquidity risk” as the risk that the Funds could not meet requests to redeem shares issued by the Funds without significant dilution of remaining investors’ interests in the Funds. The liquidity of the Funds’ portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Funds can expect to be exposed to greater liquidity risk. While the LRMP attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in a Fund’s investments. Each Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Fund’s LRMP. In many cases, those securities are traded in the institutional market under Rule 144A under the Securities Act of 1933, as amended and are called Rule 144A securities.

The SEC recently finalized rules that will require certain transactions involving U.S. Treasuries, including repurchase agreements, to be centrally cleared. Although the impact of these rules on the Funds is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect a Fund’s performance.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.

Securities Issued in PIPE Transactions

Some Funds may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. Securities acquired by the Fund in such transactions are subject to resale restrictions under securities laws. While issuers in PIPE transactions typically agree that they will register the securities for resale by a Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered. In addition, a PIPE issuer may require the Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, a Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by the Fund may be deemed illiquid.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured instruments include structured notes. In addition to the risks applicable to investments in structured investments and debt securities in general, structured notes bear the risk that the issuer may not be required to pay interest on the structured note if the index rate rises above or falls below a certain level. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Structured investments include a wide variety of instruments including, without limitation, collateralized debt obligations, credit linked notes, and participation notes and participatory notes.

Sustainable Investing Risk

Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Funds may forgo some market opportunities available to funds that do not use sustainability criteria. A Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Because the Adviser evaluates environmental, social and governance (“ESG”) metrics when selecting certain securities, a Fund’s portfolio may perform differently than funds that do not use ESG metrics. ESG metrics may prioritize long term rather than short term returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the securities identified by the Adviser to fit within its sustainability criteria do not operate as anticipated. Although the Adviser seeks to identify issuers that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, a Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. The Adviser’s exclusion of certain investments from a Fund’s investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well.

Swaps Risk

A Fund may enter into various different swaps, such as total return swaps, interest rate swaps, and credit default swaps, depending on a Fund’s investment objective and policies. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other. Whether the Fund’s use of swap agreements or will be successful in furthering its investment objectives will depend on Trillium’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that Trillium will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because, they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

If the Fund enters into a credit default swap agreement, the Fund will write insurance protection on the full notional amount of the agreement. The Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk - the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

As the seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium payments received from the counterparty and generally would have no payment obligations, with the exception of an initial payment made on the credit default swap or any margin requirements with the credit default swap counterparty. For credit default swap agreements, trigger events for payment under the agreement vary by the type of underlying investment (e.g., corporate and sovereign debt and asset-backed securities) and by jurisdiction (e.g., United States, Europe and Asia). Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

Since 2021, the SEC has proposed and, in some cases, finalized several new rules related to derivatives. For example, the SEC has proposed new rules requiring the reporting and public disclosure of certain positions in security-based swaps, including credit default swaps, equity total return swaps and related positions. The SEC has also finalized new rules restricting activities that could be considered to be manipulative in connection with security-

based swaps. These and other proposed new rules, whether assessed on an individual or collective basis, could materially change the current regulatory framework for relevant markets and market participants, including having a material impact on activities of advisers and their funds. While it is currently difficult to predict the full impact of these new rules, these rules could make it more difficult for a Fund to execute certain investment strategies and may adversely affect the Fund’s performance.

U.S. Government Securities

The Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae (“FNMA”), are supported by the right of the issuer to borrow from the Treasury; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, or the FHLMC, since it is not obligated to do so by law. These agencies or instrumentalities are supported by the issuer’s right to borrow specific amounts from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations from such agencies or instrumentalities, or the credit of the agency or instrumentality. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

Ginnie Mae. Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly-owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by Ginnie Mae are treasury securities, which means the full faith and credit of the U.S. government backs them. Ginnie Mae guarantees the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of Federal Housing Administration-insured or Veterans Administration guaranteed mortgages. Ginnie Mae does not guarantee the market value or yield of mortgage-backed securities or the value of the Funds’ shares. To buy Ginnie Mae securities, the Funds may have to pay a premium over the maturity value of the underlying mortgages, which the Funds may lose if prepayment occurs.

Freddie Mac. Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. The Funds do not invest in warrants but may receive them pursuant to a corporate event involving one of its portfolio holdings. In addition, the percentage increase or decrease in the market price of a warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

When-Issued or Delayed-Delivery Securities

The Funds may purchase securities on a “when-issued” or “delayed delivery” basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the investment adviser deems it advisable for investment reasons.

The use of these investment strategies, as well as any borrowing by the fund, may increase NAV fluctuation.

Securities purchased on a when-issued or delayed-delivery basis are recorded as assets on the day following the purchase and are marked-to-market daily. A Fund will not invest more than 25% of its assets in when-issued or delayed delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Fund reserves the right to sell acquired when-issued or delayed-delivery securities before their settlement dates if deemed advisable.

Temporary Defensive Positions

From time to time, each Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. government repurchase agreements. A Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, a Fund may not achieve its investment objective.

Fund Operations

Operational Risk. An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.

Information Security Risk. The Funds, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Funds or Trillium or the Adviser, Custodian, transfer agent, fund accounting agent, financial intermediaries, and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede security trading, subject the Funds to regulatory fines, financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber-security risks are also present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such companies to lose value.

Investment Restrictions

Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of a Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. All other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental. A Fund may:

1. Borrowing Money. Borrow money to the extent consistent with applicable law, regulation or order from time to time.

2. Senior Securities. Issue senior securities to the extent consistent with applicable law, regulation or order from time to time.

3. Underwriting. Act as underwriter of securities to the extent consistent with applicable law, regulation or order from time to time.

4. Real Estate. Purchase, sell, or hold real estate or interests in real estate to the extent consistent with applicable law, regulation or order from time to time.

5. Commodities. Invest in commodities to the extent consistent with applicable law, regulation or order from time to time.

6. Loans. Make loans to others to the extent consistent with applicable law, regulation or order from time to time.

7. Concentration. Not purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities, including securities issued by any agency or instrumentality of the U.S. government, and related repurchase agreements.

In determining whether a transaction is permitted by applicable law, regulation, or order, the Funds currently construe fundamental policies (1) and (2) above not to prohibit any transaction that is permitted under Section 18 of the 1940 Act and the rules thereunder, as interpreted or modified, or as may otherwise be permitted by regulators having jurisdiction from time to time. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Provisions of the 1940 Act permit the Funds to borrow from a bank, provided that the borrowing Funds maintains continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with exceptions for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.

For purposes of fundamental investment policies (1) through (6) above, references to “to the extent consistent with applicable law, regulation or order” also means the Funds will engage in such practices to the extent permitted by the 1940 Act, and any rules, exemptions and interpretations thereunder, as they may be adopted, granted or issued by the SEC.

For purposes of fundamental policy (5) above, all swap agreements and other derivative instruments that were not classified as commodity interests or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts.

For purposes of fundamental investment policy (7) above, reference to concentration in an industry also means concentration in a particular industry or group of industries. For purposes of a Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry or group of industries and define and re-define industries in any reasonable manner, consistent with SEC and SEC Staff guidance.

Except as otherwise required by applicable law (e.g., with respect to borrowing), all percentage limitations on investments adopted by the Trust will apply at the time of making an investment and shall not be considered violated unless an excess or deficiency occurs immediately after and as a result of such investment.

Non-Fundamental Investment Restrictions. The Funds’ investment objectives are non-fundamental and may be changed by a vote of the Fund’s Board, without shareholder approval. In addition, the investment restrictions described below may be changed by the Board of Trustees without shareholder approval. Shareholders will be given 60 days’ advance notice of any change to the following non-fundamental policies:

Trillium ESG Global Equity Fund: Under normal market conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in equity securities that meet Trillium’s ESG criteria.

Trillium ESG Small/Mid Cap Fund: Under normal conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small and mid-sized companies that meet Trillium’s ESG criteria.

SHARES OF THE FUNDS

Shares in the Funds are offered in multiple classes. Each Fund is currently authorized to issue Advisor Shares, Investor Shares, Institutional Shares and Class Z Shares. The differences between the share classes are summarized in the Prospectus under the heading “How to Purchase Shares – Share Classes.” The procedures for purchasing shares of the Funds are summarized in the Prospectus under “How to Purchase Shares,” and the procedures for redeeming shares of the Funds are summarized in the Prospectus under “How to Redeem Shares.”

MANAGEMENT OF THE TRUST

The Board of Trustees and Trust Officers

The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves until the termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Board plans to meet four times a year to review the progress and status of the Trust. The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (each an “Independent Trustee”).

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Joseph P. Gennaco (1961)	Trustee	Since inception	Sole Principal at JPG Consulting, LLC (April 2019 – present); Independent Non-Executive Director at BNY Mellon International Limited (January 2019 – May 2021); Executive at BNY Mellon (July 2005 – December 2018).	20	None

Barbara A. McCann (1961)	Trustee	Since inception	None.	20	None

Kevin J. McKenna (1957)	Trustee	Since inception	None.	20	None

Beth K. Werths (1968)	Trustee and Chair	Since inception	Executive Vice President and International General Counsel at Natixis Investment Management (February 2007 – November 2020).	20	None

[1]	The mailing address of each Trustee is 1 Congress Street, Suite 3101, Boston, Massachusetts, 02114.

The following table provides information regarding each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Jonathan Weitz (1976)	President and Chief Executive Officer	Since inception	Chief Operating Officer, the Adviser Inc. (2020 – present); Senior Vice President – Business Manager the Adviser (2016 – 2020); Partner and Management Committee Member Century Capital Management (2003 – 2016).	N/A	N/A

Max Kadis (1970)	Vice President	Since 2022	Operations Manager, the Adviser (2022 – present); Vice President BNY Mellon Asset Servicing (2006 – 2022).	N/A	N/A

Troy Sheets (1971)	Treasurer	Since inception	Director, Foreside Financial Group, LLC (2016 – present).	N/A	N/A

David Lebisky (1972)	Chief Compliance Officer	Since 2021	Compliance Manager, the Adviser (March 2021 – present); President, Lebisky Compliance Consulting LLC (2015 – 2020).	N/A	N/A

Andrew Jolin (1983)	Secretary	Since 2024	Chief Compliance Officer, US, the Adviser (2021 – present); US Compliance Manager, J O Hambro Capital Management Limited (2017 – 2021).	N/A	N/A

Matthew J. Broucek (1988)	Assistant Secretary	Since inception	Vice President, Northern Trust Global Fund Services Fund Governance Solutions (2016 – present).	N/A	N/A

[1]	The mailing address of each officer is 1 Congress Street, Suite 3101, Boston, Massachusetts 02114.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Trust, and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies. The dollar ranges used in the table are (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000.

Securities Ownership as of December 31, 2023

Name	Trillium ESG Global Equity Fund	Trillium ESG Small/Mid Cap Fund	Total Invested in All Funds(1)
Independent Trustees
Joseph P. Gennaco	None	None	None
Barbara A. McCann	None	None	None
Kevin J. McKenna	None	None	$50,001 - $100,000
Beth K. Werths	None	None	None

[1]	Total Invested in all Funds is the aggregate dollar range of equity securities in all registered investment companies overseen by the respective Trustee in the family of investment companies.

Trustee Compensation

Trustees who are deemed “interested persons” of the Trust and officers of the Trust receive no compensation from the Funds. The Trust has no retirement or pension plans. The compensation paid to the Trustees for the fiscal year ended June 30, 2024 for the Trust is set forth in the following table.

Name of Trustee	Aggregate Compensation from the Funds	Total Compensation from the Trust
Joseph P. Gennaco	$14,897	$165,750
Barbara A. McCann	$14,544	$161,750
Kevin J. McKenna	$14,544	$161,750
Beth K. Werths	$16,896	$186,750

Leadership Structure and Board of Trustees

The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. Four of the Trustees on the Board are independent of and not affiliated with the Adviser or its affiliates. The Board has adopted Fund Governance Guidelines to provide guidance for effective leadership. The guidance sets forth criteria for Board membership, trustee orientation and continuing education and annual trustee evaluations. The Board reviews quarterly reports from the investment advisers providing management services to the Funds, as well as quarterly reports from the Chief Compliance Officer (“CCO”) and other service providers. This process allows the Board to effectively evaluate issues that impact the Trust as a whole as well as issues that are unique to each Fund. The Board has determined that this leadership structure is appropriate to ensure that the regular business of the Board is conducted efficiently while still permitting the Trustees to effectively fulfill their fiduciary and oversight obligations. Each committee typically holds its meetings concurrently with the regularly scheduled meetings of the full Board.

The Trustees have delegated day-to-day operations to various service providers whose activities they oversee. The Trustees have also engaged legal counsel that is independent of Trillium and the Adviser or its affiliates to advise them on matters relating to their responsibilities in connection with the Trust. The Trustees meet separately in an executive session at least quarterly and meet separately in executive session with the Funds’ CCO at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure and the structure of its committees. The Board has three standing committees, the Audit Committee, the Nominating and Governance Committee, and the Investment Committee.

All of the Independent Trustees are members of the Audit Committee. The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and to act as a liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, CCO and legal counsel, stay fully informed regarding management decisions. The Audit Committee convened two times during the fiscal year ended June 30, 2024.

All of the Independent Trustees are members of the Nominating and Governance Committee. Among other things, the Nominating and Governance Committee nominates candidates for election to the Board of Trustees, makes nominations for membership on all committees, and oversees a program for the orientation and continued education of Independent Trustees. The Nominating and Governance Committee also reviews as necessary the responsibilities of any committees of the Board and whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Nominating and Governance Committee makes recommendations for any such action to the full Board. The Nominating and Governance Committee also considers candidates for trustees nominated by shareholders. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust’s address and the shareholder communication will be forwarded to the Nominating and Governance Committee Chairperson for evaluation. The Nominating and Governance Committee convened one time during the fiscal year ended June 30, 2024.

All of the Independent Trustees are members of the Investment Committee. The Investment Committee meets with the Adviser and portfolio management to monitor ongoing developments involving the Funds’ portfolios. Among other things, the Investment Committee assists the Board in overseeing and evaluating (i) the investment risk and performance of the Funds and (ii) the investment and portfolio management services provided to the Funds by their investment adviser(s). The Investment Committee convened one time during the fiscal year ended June 30, 2024.

Board Oversight of Risk

The Funds are subject to a number of risks, including investment, compliance, operational and financial risks, among others. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to-day risk management with respect to the Funds resides with the Adviser, Trillium or other service providers, subject to supervision by Fund Management. The Audit Committee and the Board oversee efforts by management and service providers to manage risks to which the Funds may be exposed. For example, the Board meets with portfolio managers and receives regular reports regarding investment and liquidity risks. The Board meets with the CCO and receives regular reports regarding compliance and regulatory risks. The Audit Committee meets with the Trust’s Treasurer and receives regular reports regarding fund operations and risks related to the valuation, and overall financial reporting of the Funds. From its review of these reports and discussions with management, the Board learns in detail about the material risks to which each Fund is exposed, enabling a dialogue about how management and service providers mitigate those risks.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser, Trillium, their affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations. The Trustees believe that their current oversight approach is an appropriate way to manage risks facing each Fund, whether investment, compliance, financial, or otherwise. The Trustees may, at any time in their discretion, change the manner in which they conduct risk oversight of the Funds.

Additional Information About the Trustees

The Board believes each of the Trustees has demonstrated leadership abilities and possesses experience, qualifications, and skills valuable to the Trust. Each of the Trustees has substantial business and professional experience where they have had the opportunity to develop the ability to critically review, evaluate and access information provided to them.

Below is additional information concerning each particular Trustee and his or her attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, and the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems or develop solutions.

Joseph P. Gennaco has over 40 years’ worth of experience with various areas of business and finance including: Operations, Technology, Finance, Risk & Compliance, and all facets of Distribution including Sales, Marketing, Relationship Management, and Product Development. Mr. Gennaco has held a number of executive management roles, including COO of BNY Mellon Asset Management with approximately $1.8 trillion of assets under management, and President and COO of The Boston Company Asset Management an active equity manager with approximately $50 billion in asset under management.

Barbara A. McCann is a senior financial services executive who is skilled at developing and implementing business strategies. Ms. McCann has a proven record of executing business initiatives through managing teams within and across business lines. She managed the BNY Mellon Institutional Funds Group, during which time she succeeded in growing the group’s assets under management from $1.5 billion to over $5.5 billion in the span of two years. Ms. McCann has worked closely with sales, compliance, legal investment managers and operational groups to ensure continued growth of the funds she has overseen, and she is familiar with many funds and investment boutiques. Ms. McCann also served as the Secretary of the Mellon Institutional Funds Group Board.

Kevin J. McKenna has over 30 years of experience in the investment management industry. He has managed a wide variety of fixed income portfolios, overseen the launch of fund initial public offerings on the New York Stock Exchange, and supervised a large and complex fixed-income investment platform. Mr. McKenna has also served as Managing Director and Chief Operating Officer for a large multi-asset team, where he served as the team’s primary point of contact with corporate Internal Audit and Risk Management groups while also managing the local profit and loss and talent function. Separately, Mr. McKenna sat on the Regional and Global Management Committees of a leading global prime broker.

Beth K. Werths has senior executive level experience in business and management that provides her with an insightful perspective on strategic planning, risk oversight, operational matters and crisis management that is valuable to the Board. Her legal expertise and leadership on global governance, regulatory, product development, information technology and information security issues contribute to her skills in the areas of risk management, compliance, internal controls, legislative advocacy and cybersecurity. She provides the Board with considerable knowledge and insight regarding the financial services industry as well as governance, regulatory and investor relations issues that are relevant to large corporations. She has a record of demonstrated executive leadership and integrity and has served in roles where she counsels other senior executives and boards.

CODE OF ETHICS

The Trust, Trillium, the Adviser and the principal underwriter have each adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the 1940 Act. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Funds.

DISTRIBUTION

The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act, applicable to Advisor Shares and Investor Shares that permits each Fund to pay for certain distribution and promotion activities related to marketing their shares and other shareholder services (the “Plan”). Pursuant to the Plan, a Fund will pay its principal underwriter a fee for the principal underwriter’s services in connection with the sales and promotion of the Fund and the provision of shareholder services to Fund shareholders, including its expenses in connection therewith, at an annual rate of ten basis points (0.10%) of each of the Funds’ average daily net assets attributable to Advisor Shares, twenty-five basis points (0.25%) of each of the Funds’ average daily net assets attributable to Investor Shares. Payments received by the principal underwriter pursuant to the Plan may be greater or less than distribution expenses incurred by the principal underwriter with respect to the applicable class and are in addition to fees paid by each Fund pursuant to the Investment Advisory Agreement. The principal underwriter may in turn pay others for distribution and shareholder servicing as described below.

The Plan has been approved by the Funds’ Board of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plan or any related agreement. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and a Plan or any related agreement may be terminated at any time without penalty by a majority of such Independent Trustees or by a majority of the outstanding shares of the applicable class. Any amendment increasing the maximum percentage payable under a Plan or other material change must be approved by a majority of the outstanding shares of the applicable class, and all other material amendments to a Plan or any related agreement must be approved by a majority of the Independent Trustees.

Financial Intermediaries

The Funds may authorize certain financial intermediaries to accept purchase and redemption orders on its behalf. A Fund will be deemed to have received a purchase or redemption order when a financial intermediary or its designee accepts the order. These orders will be priced at the NAV next calculated after the order is accepted.

The Funds may enter into agreements with financial intermediaries under which a Fund pays the financial intermediaries for services, such as networking, sub-transfer agency and/or omnibus recordkeeping. The Funds may also reimburse the Adviser or Perpetual Americas Funds Distributors, LLC (the “Distributor”) for amounts they pay to financial intermediaries for the provision of such services. The amount of such payments and/or reimbursements and the manner in which such amount is calculated are reviewed by the Trustees periodically. The amount of such payments permitted to be made outside the Plan is currently capped by resolution of the Board. Any payments made pursuant to agreements between the Funds and financial intermediaries are in addition to, rather than in lieu of, shareholder servicing fees that a financial intermediary may be receiving under an agreement with the Distributor. The Funds may enter into certain agreements with financial intermediaries that require payments for sub-transfer agency services in excess of the Board-approved cap on payments and/or reimbursements to financial intermediaries. In such instances the Adviser will pay, out of its own profits, the difference between the amount due under the agreement with the financial intermediary and the cap on such payments and/or reimbursements approved by the Board of Trustees.

Financial intermediaries are firms that sell shares of mutual funds, including the Funds, for compensation and/or provide certain administrative and account maintenance services to mutual fund investors. Financial intermediaries may include, among others, brokers, financial planners or advisers, banks, and insurance companies. In some cases, a financial intermediary may hold its clients’ Fund shares in nominee name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, shareholder reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The Funds may from time to time purchase securities issued by financial intermediaries that provide such services, or their affiliates; however, in selecting investments for a Fund, no preference will be shown for such securities.

The compensation paid by the Funds, the Adviser, Trillium or their affiliates to a financial intermediary is typically paid continually over time, during the period when the financial intermediary’s clients hold investments in the Funds. The amount of continuing compensation paid by a Fund, the Adviser, Trillium or their affiliates to different financial intermediaries for shareholder services varies. The compensation is typically a percentage of the value of the financial intermediary’s clients’ investments in a Fund or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the financial intermediary.

If payments to financial intermediaries by a mutual fund, distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, a shareholder’s financial adviser and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with a financial adviser to learn more about the total amounts paid to that financial adviser and his or her firm by the Distributor and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase. You should ask your financial intermediary whether it receives additional cash compensation payments, as described below, from the Adviser or its affiliates.

If you are purchasing, selling, exchanging or holding Fund shares through a program of services offered by a financial intermediary, you may be required by the financial intermediary to pay additional fees. You should contact the financial intermediary for information concerning what additional fees, if any, may be charged.

The Distributor, the Adviser, Trillium and/or their affiliates may make payments to financial intermediaries for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the Funds. These payments are not reflected as Fund expenses in the fee table contained in the Prospectus. The total amount of these payments may be substantial, may be substantial to any given recipient, and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the Adviser and/or their affiliates, and the recipients of these payments. Revenue sharing payments may also include non-cash compensation to financial intermediaries and their representatives in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support of regional or national conferences or seminars.

Revenue sharing payments create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments by a Fund under the Plan or for recordkeeping and/or shareholder services, also benefit the Adviser, Trillium and their affiliates to the extent the payments result in more assets being invested in the Fund(s) on which fees are being charged.

As of October 1, 2024, the Adviser, Distributor, and/or their affiliates made revenue sharing payments (as described above) to the financial intermediaries listed below (or their affiliates or successors). Any additions, modifications, or deletions to the financial intermediaries identified in this list that have occurred since October 1, 2024, are not reflected. You may ask your financial intermediary if it receives such payments.

Charles Schwab

National Financial Services, LLC

Fidelity Investments Institutional Operations Company

J.P. Morgan Securities LLC

MSCS Financial

LPL Financial

Financial Data Services LLC

Morgan Stanley

Pershing

Raymond James & Associates, Inc.

RBC Capital Markets, LLC

TIAA-CREF

TD Ameritrade

UBS

US Bank

Vanguard Brokerage

Wells Fargo Clearing Services

Wells Fargo Advisors, LLC

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons and Principal Holders

Shareholders who beneficially own more than 25% of the shares of a Fund are presumed to “control” the Fund as that term is defined under the 1940 Act. Persons controlling a Fund can affect the outcome of proposals submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the Investment Advisory Agreement with the Adviser. As of October 1, 2024, the persons listed below owned beneficially or of record 5% or more of a class of the Funds’ outstanding shares.

Trillium ESG Global Equity Fund – Investor Shares

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
Charles Schwab & Co Inc* 211 Main St San Francisco, CA 94105	35.86%	National Financial Services LLC* 499 Washington Blvd Jersey City, NJ 07310	18.47%

Vanguard Brokerage Services 100 Vanguard Blvd Malvern, PA 19355	5.37%

*	Beneficial owner with respect to multiple accounts.

Trillium ESG Global Equity Fund – Institutional Shares

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
Charles Schwab & Co Inc* 211 Main St San Francisco, CA 94105	36.31%	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	11.08%

*	Beneficial owner with respect to multiple accounts.

Trillium ESG Small/Mid Cap Fund – Institutional Shares

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
Charles Schwab & Co Inc* 211 Main St San Francisco, CA 94105	70.08%	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.71%

*	Beneficial owner with respect to multiple accounts.

Management Ownership

As of October 1, 2024, the Trustees and officers of the Trust did not own any outstanding equity securities of the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

Trillium Asset Management, LLC

Trillium serves as the subadviser for each Fund. Trillium’s principal place of business 1 Congress Street, Suite 3101, Boston, Massachusetts 02114. Trillium serves as subadviser pursuant to an investment subadvisory agreement (the “Subadvisory Agreement”). Under the Subadvisory Agreement, subject to the supervision of the Board and the

Adviser, Trillium furnishes a continuous investment program for the allocated assets consistent with the Funds’ investment objectives and policies; and places orders pursuant to its investment determinations, as further detailed in the Subadvisory Agreement. Trillium is an indirect wholly owned subsidiary of Perpetual Limited.

The Subadvisory Agreement will continue in effect for its initial term until the first anniversary of the date of effectiveness, and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. Any party to the Subadvisory Agreement may terminate the Subadvisory Agreement without penalty, in each case on not less than 60 days’ written notice to the other party.

The Subadvisory Agreement provides that Trillium will not be liable for any error of judgment, mistake of law or any other act or omission or for any loss arising out of any investment, but Trillium is not protected against any liability to the Funds or the Adviser to which Trillium would be subject by reason of willful misconduct, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the Adviser pays to Trillium a monthly base fee for its services as indicated in the table below (the “Base Subadvisory Fee”). The Base Subadvisory Fee for a Fund may be reduced pro rata by the Adviser to the extent that the Adviser waives fees or reimburses expenses, as described in the Subadvisory Agreement. The amount of such reduction will be calculated by multiplying (a) the amount of the waiver by (b) the ratio between the Base Subadvisory Fee and the investment advisory fee to which the Adviser is entitled under the terms of the Advisory Agreement; provided, however, that the fee payable to Trillium will not be less than zero.

Fund	Base Subadvisory Fee		Contractual Advisory Fee
Trillium ESG Global Equity Fund	0.70% / 0.57	%*	0.85% / 0.72	%**

Trillium ESG Small/Mid Cap Fund	0.60%		0.75%

*	0.70% of average daily net assets up to $1 billion; 0.57% of average daily net assets in excess of $1 billion.
**	0.85% of average daily net assets up to $1 billion; 0.72% of average daily net assets in excess of $1 billion.

The Investment Adviser

PAFS serves as the investment adviser to the Funds. PAFS’s principal place of business is 1 Congress Street, Suite 3101, Boston, Massachusetts 02114. PAFS is a wholly-owned indirect subsidiary of Perpetual Limited. Perpetual Limited is a diversified financial services company with a registered office in Sydney, Australia. PAFS is an investment adviser registered with the SEC in the U.S. under the 1940 Act. As investment adviser to the Funds, PAFS continuously reviews, supervises, and administers each Fund’s investment program. PAFS also ensures compliance with each Fund’s investment policies and guidelines. As of September 30, 2024, PAFS had approximately $11.18 billion in assets under management.

Under the terms of the Trust’s Investment Advisory Agreement with the Adviser (“Advisory Agreement”), the Adviser, subject to the supervision of the Board of Trustees, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with each Fund’s investment objective and policies. As compensation for advisory services, the Funds are obligated to pay the Adviser fees computed and accrued daily and paid monthly at the annual rates set forth below:

Fund	Percentage of Average Daily Net Assets
Trillium ESG Global Equity Fund	0.85% / 0.72	%*

Trillium ESG Small/Mid Cap Fund	0.75%

*	0.85% of average daily net assets up to $1 billion; 0.72% of average daily net assets in excess of $1 billion.

The Advisory Agreement will continue in effect for its initial term until the first anniversary of the date of effectiveness, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of each Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the Advisory Agreement nor interested persons, as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund on not less than 60 days’ written notice to the Adviser. In the event of its assignment, the Advisory Agreement will terminate automatically.

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that total annual operating expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to amounts specified in the Prospectus of each Fund, as applicable until November 1, 2025. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement. An agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Advisory Agreement. For more information concerning recoupment of fees for specific Funds, see “MANAGEMENT OF THE FUNDS – Predecessor Fund Recapture Arrangements” in the Funds’ prospectus.

Advisory Fees

The following table sets forth the amount of the advisory fee paid by the Trust to the Adviser for the fiscal years ended June 30, 20241, June 30, 20231, and June 30, 2022.1

	Fiscal Year Ended June 30, 2024			Fiscal Year Ended June 30, 2023			Fiscal Year Ended June 30, 2022
Fund	Fees Earned	Fees Waived/ Reimbursed	Advisory Fees Recouped by Adviser	Fees Earned	Fees Waived/ Reimbursed	Advisory Fees Recouped by Adviser	Fees Earned	Fees Waived/ Reimbursed	Advisory Fees Recouped by Adviser
Trillium ESG Global Equity Fund	$7,674,673	$0	$0	$7,067,453	$0	$0	$8,298,507	$0	$0
Trillium ESG Small/Mid Cap Fund	$305,330	$(80,748)	$14,967	$289,005	$(158,734)	$0	$267,575	$(134,419)	$0

[1]	Includes amounts paid by the Predecessor Fund to the predecessor adviser and amounts waived and/or recouped by the predecessor adviser prior to the close of the reorganization on October 30, 2023.

Portfolio Manager Holdings

The following table discloses the dollar range of shares beneficially owned in each Fund by the Portfolio Managers as of the Fund’s most recent fiscal year end, June 30, 2024.

Fund	Individual(s)	Dollar Range of Equity Securities
Trillium ESG Global Equity Fund
	Matthew Patsky	Over $1,000,000
	Laura McGonagle	$100,001 - $500,000
Trillium Small/Mid Cap Fund
	Laura McGonagle	$100,001 - $500,000
	Mitali Prasad	$10,001 - $50,000

Other Portfolio Manager Information

The portfolio managers are also responsible for managing other account portfolios in addition to the respective Fund that they manage.

A portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund investments on the one hand and the investments of the other accounts, on the other. The side-by-side management of a Fund and other accounts presents a variety of potential conflicts of interests. For example, the portfolio manager may purchase or sell securities for one portfolio and not another. The performance of securities within one portfolio may differ from the performance of securities in another portfolio.

In some cases, another account managed by the same portfolio manager may compensate the Adviser based on performance of the portfolio held by that account. Performance-based fee arrangements may create an incentive for the Adviser to favor higher-fee-paying accounts over other accounts, including accounts that are charged no performance-based fees, in the allocation of investment opportunities. The Adviser has adopted policies and procedures that seek to mitigate such conflicts and to ensure that all clients are treated fairly and equally.

Another potential conflict could arise in instances in which securities considered as investments for the Funds are also appropriate investments for other investment accounts managed by the Adviser. When a decision is made to buy or sell a security by a Fund and one or more of the other accounts, the adviser may aggregate the purchase or sale of the securities and will allocate the securities transactions in a manner it believes to be equitable under the circumstances. However, a variety of factors can determine whether a particular account may participate in a particular aggregated transaction. Because of such differences, there may be differences in invested positions and securities held in accounts managed according to similar strategies. When aggregating orders, the Adviser employs procedures designed to ensure accounts will be treated in a fair and equitable manner and no account will be favored over any other. The Adviser has implemented specific policies and procedures to address any potential conflicts.

The following tables indicate the number of accounts and asset under management (in millions) for each type of account for each portfolio manager (and research analysts responsible for day-to-day management) as of the Funds’ most recent fiscal year end, June 30, 2024. The Funds are not included in the “Registered Investment Companies” total.

Matthew Patsky, Lead Portfolio Manager, Trillium ESG Global Equity Fund

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	0	$399.5	$0
Other Pooled Investment Vehicles	3	0	$45.3	$0
Other Accounts	0	0	$0	$0
Total	4	0	$444.8	$0

Laura McGonagle, Portfolio Manager, Trillium ESG Global Equity Fund and Lead Portfolio Manager, Trillium Small/Mid Cap Fund

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	0	0	$0	$0
Other Pooled Investment Vehicles	3	0	$116.5	$0
Other Accounts	681	0	$903.9	$0
Total	684	0	$1,020.5	$0

Mitali Prasad, Portfolio Manager, Trillium Small/Mid Cap Fund

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	0	$140.0	$0
Other Pooled Investment Vehicles	0	0	$0	$0
Other Accounts	1474	0	$2,095.3	$0
Total	1475	0	$2,235.3	$0

Portfolio Manager Compensation

Trillium Asset Management, LLC

Trillium compensates each Funds’ portfolio managers for their management of the Funds. Portfolio managers are compensated with base salaries and bonuses consistent with industry standards. Salaries are not based on the performance of the Funds or their overall net assets. Portfolio managers each receive a bonus based on a combination of quantitative and qualitative assessments of the Portfolio Manager’s performance/contribution to the firm in addition to Trillium’s profitability. Trillium also allows the employees to participate in a profit-sharing plan, which receives a discretionary annual contribution from Trillium’s income stream. The profit-sharing is contributed to the employees’ 401(k). From time to time, senior employees may receive the opportunity to purchase ownership interest in the advisory firm and may receive dividends associated with such interest.

Fund Services

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Administrator (“Administrator”) for the Funds and serves as the Funds’ Transfer Agent, Custodian, and Fund Accounting Agent. The Custodian acts as the Trust’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Trust’s request, and maintains records in connection with its duties. The Transfer Agent maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other accounting and shareholder service functions. The fees and certain expenses of the Transfer Agent, Custodian, Fund Accounting Agent, and Administrator are paid by the Funds.

The Administration Fees paid by the Funds to the Administrator or to U.S. Bank Global Fund Services, the Predecessor Funds’ administrator, for the last three fiscal years, are set forth in the table below:

	Fiscal Year Ended June 30, 2024[1]	Fiscal Year Ended June 30, 2023[1]	Fiscal Year Ended June 30, 2022[1]
Fund	Administration Fee Paid	Administration Fee Paid	Administration Fee Paid
Trillium ESG Global Equity Fund	$513,971	$548,756	$477,487
Trillium ESG Small/Mid Cap Fund	$50,424	$61,759	$56,956

[1]	For periods prior to the close of the reorganization on October 30, 2023, represents amounts paid by the Predecessor Funds to U.S. Bank Global Fund Services, the Predecessor Funds’ administrator.

Distributor

Perpetual Americas Funds Distributors, LLC (the “Distributor”) an affiliate of Foreside Financial Group, LLC (d/b/a ACA Group), located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, provides distribution services to the Funds pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Funds on a continuous basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, and its officers, have no role in determining each Funds’ investment policies or which securities to buy or sell.

The Distributor may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Funds. The Trust in its discretion also may from time to time, subject to applicable law, issue shares of the Funds other than through the Distributor.

Independent Registered Public Accounting Firm

The firm of PricewaterhouseCoopers LLP, located at One North Wacker Drive, Chicago, IL 60606, serves as the independent registered public accounting firm for the Funds in accordance with the requirements of the 1940 Act and the rules thereunder. PricewaterhouseCoopers LLP provides audit services, audit-related services, tax services and other services relating to SEC filings.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, Trillium or the Adviser is responsible for each Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, Trillium or the Adviser seek the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility, and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Trillium or the Adviser generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.

All decisions concerning the purchase and sale of securities and the allocation of brokerage commissions on behalf of the Funds are made by Trillium or the Adviser. In selecting broker-dealers to use for such transactions, Trillium or the Adviser will seek to achieve the best overall result for a Fund taking into consideration a range of factors that include not just price, but also the broker’s reliability, reputation in the industry, financial standing, infrastructure, research and execution services and ability to accommodate special transaction needs. Trillium or the Adviser will use knowledge of each Fund’s circumstances and requirements to determine the factors that Trillium or the Adviser takes into account for the purpose of providing each Fund with “best execution.”

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter, or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

The following table shows the dollar amount of brokerage commissions paid by the Funds (or the Predecessor Funds for the periods prior to the close of the reorganization on October 30, 2023) to firms that provided research and brokerage services and the approximate dollar amount of transactions involved during the fiscal years ended June 30, 2024, June 30, 2023, and June 30, 2022.

Fund	Fiscal Year Ended June 30, 2024	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2022
Trillium ESG Global Equity Fund	$333,333	$120,194	$143,365
Trillium ESG Small/Mid Cap Fund	$10,002	$10,701	$9,544

During the fiscal year ended June 30, 2024, the Funds (or the Predecessor Funds for the period prior to the reorganization on October 30, 2023) did not own any securities of their regular broker-dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds will not disclose (or authorize the Custodian or principal underwriter to disclose) portfolio holdings information to any person or entity except as follows:

•

To persons providing services to the Funds who have a need to know such information in order to fulfill their obligations to the Funds, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, liquidity vendors, and research and trading services, and the Trust’s Board of Trustees;

•	In connection with periodic reports that are available to shareholders and the public;

•	To mutual fund rating or statistical agencies or persons performing similar functions;

•	Pursuant to a regulatory request or as otherwise required by law; or

•	To persons approved in writing by the CCO or President of the Trust.

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Funds shareholders and in the quarterly holdings report on Part F of Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter. These reports will be available, free of charge, on the EDGAR database on the SEC’s website at http://www.sec.gov. In addition, the Funds will also disclose their complete holdings and certain other portfolio characteristics on the Funds’ website at https://www.trilliuminvest.com/mutual-funds/trillium-esg-global-equity-fund and https://www.trilliuminvest.com/mutual-funds/trillium-esg-small-mid-cap-fund generally within 30 days after each month-end. The month-end holdings for the Funds will remain posted on the Funds’ website until updated the following month-end. Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC or one day after it is first published on the Funds’ website. In addition, a Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC.

Pursuant to policies and procedures adopted by the Board of Trustees, the Funds have ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Trillium, Administrator, Transfer Agent, Fund Accounting Agent, and Custodian and on an as needed basis to other third parties providing services to the Funds. The Adviser, Trillium, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Funds. The Funds disclose portfolio holdings to their auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time. The Funds, the Adviser, Trillium, the Transfer Agent, the Fund Accounting Agent, and the Custodian, are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Funds’ portfolio holdings without the specific approval of the Trust’s CCO or President. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the CCO, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Funds’ shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, Trillium, or any affiliated person of the Funds, Trillium or the Adviser. The

CCO will provide to the Board of Trustees on a quarterly basis a report regarding all portfolio holdings information released on an ad hoc or special basis. Additionally, the Adviser and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing the Funds’ portfolio holdings. The Trust’s CCO monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Funds’ Adviser, Trillium, Transfer Agent, Fund Accounting Agent, and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Funds’ portfolio holdings and the duty not to trade on the non-public information. The Trust believes that these are reasonable procedures to protect the confidentiality of the Funds’ portfolio holdings and will provide sufficient protection against personal trading based on the information.

DETERMINATION OF SHARE PRICE

The price (NAV) of the shares of each Fund is determined at the close of trading of the NYSE, normally 4:00 p.m. ET/3:00 p.m. CT except for the following days on which the share price of each Fund is not calculated: Saturdays and Sundays; U.S. national holidays including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Security prices are generally provided by a third party pricing service approved by the Trustees as of the close of the NYSE, normally at 4:00 pm ET, each business day on which the share price of the Funds are calculated (as defined in each Fund’s prospectus).

Equity securities (including options, rights, warrants, futures, and options on futures) traded in the over-the-counter market or on a primary exchange shall be valued at the closing price or last trade price, as applicable, as determined by the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations available from the designated pricing vendor as of the closing of the primary exchange. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations. Securities traded on more than one exchange will first be valued at the last sale price on the principal exchange, and then the secondary exchange. The NASD National Market System is considered an exchange. Investments in other open-end registered investment companies are valued at their respective NAV as reported by such companies.

Fixed-income securities will be valued at the latest quotations available from the designated pricing vendor. These quotations will be derived by an approved independent pricing service based on their proprietary calculation models. In the event that market quotations are not readily available for short-term debt instruments, securities with less than 61 days to maturity may be valued at amortized cost as long as there are no credit or other impairments of the issuer.

In the event an approved pricing service is unable to provide a readily available quotation, the security may be priced by an alternative source, such as a broker who covers the security and can provide a daily market quotation. The appropriateness of the alternative source, such as the continued use of the broker, will be reviewed and ratified quarterly by the Fund’s Adviser in its Board-appointed role as valuation designee. For any security for which quotations are (1) not readily available, (2) not provided by an approved pricing service or broker, or (3) determined to not accurately reflect their value, such security’s fair value will be determined by the Adviser, with oversight by the Board, using procedures approved by the Board.

Non-U.S. securities, currencies and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of valuation time, as provided by an independent pricing service approved by the Board.

REDEMPTION IN-KIND

The Funds ordinarily do not intend to redeem shares in any form except cash. However, if the amount redeemed is over the lesser of $250,000 or 1% of a Fund’s net assets, each Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net assets in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Fund.

TAX CONSIDERATIONS

The following tax information supplements and should be read in conjunction with the tax information contained in each Fund’s Prospectus. The Prospectus generally describes the U.S. federal income tax treatment of each Fund and its shareholders. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in each Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of non-U.S. and U.S. federal, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of Fund shares as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Qualification as a Regulated Investment Company

Each Fund has elected or will elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, a Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from: (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of: (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs; and (B) other securities (other than those described in clause (A)) limited in respect of any one issuer to a value that does not exceed 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than securities of other RICs) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses, taking into account any capital loss carryforwards) and its net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Certain of a Fund’s investments in MLPs and ETFs, if any, may qualify as interests in qualified publicly traded partnerships.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the U.S. Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs and certain commodity-linked ETFs.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss, determined with reference to any capital loss carryforwards) distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income (if any) and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of a Fund’s shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any), and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any taxable income, including any net capital gain retained by a Fund, will be subject to tax at the Fund level at regular corporate rates.

In the case of net capital gain, a Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be: (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its: (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

In order to comply with the distribution requirements described above applicable to RICs, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year.

If a Fund declares a distribution to shareholders of record in October, November, or December of one calendar year and pays the distribution in January of the following calendar year, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the earlier year.

Excise Tax

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts.

Each Fund intends generally to make distributions sufficient to avoid the imposition of the 4% excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year if the RIC makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a RIC with a December 31 year end that is eligible to make and makes the election described above, no such gains or losses will be so treated. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax in the taxable year ending within the calendar year.

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, each Fund is able to carryforward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains.

If a Fund incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryover losses will retain their character as short-term or long-term.

See each Fund’s most recent annual shareholder report for the Fund’s available capital loss carryforwards, if any, as of the end of its most recently ended fiscal year.

Fund Distributions

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. The IRS and the U.S. Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things: (i) distributions paid by a Fund of net investment income and capital gains as described above; and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

As required by U.S. federal law, detailed U.S. federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

If, in and with respect to any taxable year, a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. To the extent a Fund makes distributions of capital gains in excess of the Fund’s net capital gain for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years), there is a possibility that the distributions will be taxable as ordinary dividend distributions, even though distributed excess amounts would not have been subject to tax if retained by the Fund.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares.

A dividend paid to shareholders in January generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

Distributions on a Fund’s shares generally are subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid for such shares. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, a Fund is required to distribute realized income and gains regardless of whether a Fund’s NAV also reflects unrealized losses.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend is not treated as qualified dividend income (at either the Fund or shareholder level): (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest; or (4) if the dividend is received from a foreign corporation that is: (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States); or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income are treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If the aggregate qualified dividends received by a Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) are eligible to be treated as qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of a Fund qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction: (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock); or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced: (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund; or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to: (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction; or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Distributions by a Fund to its shareholders that the Fund properly reports as “Section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of noncorporate shareholders. Noncorporate shareholders are permitted a U.S. federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Currently, eligible noncorporate shareholders can claim the deduction for tax years beginning after December 31, 2017, and ending on or before December 31, 2025. Very generally, a “Section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a Fund from REITs, to the extent such dividends are properly reported as such by the Fund in a written notice to its shareholders. A Section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying Fund shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as Section 199A dividends as are eligible, but is not required to do so.

Subject to future regulatory guidance to the contrary, distributions attributable to qualified publicly traded partnership income from a Fund’s investments in MLPs will ostensibly not qualify for the deduction available to noncorporate taxpayers in respect of such amounts received directly from an MLP.

Tax Implications of Certain Fund Investments

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund would reduce the current taxable income from the bond by the amortized premium and reduce its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

At-risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs. Any investment by a Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Certain distributions made by a Fund attributable to dividends received by the Fund from REITs may qualify as “qualified REIT dividends” in the hands of noncorporate shareholders, as discussed above.

Mortgage-Related Securities. A Fund may invest directly or indirectly in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders: (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses generally will reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Foreign currency gains generally are treated as qualifying income for purposes of the 90% gross income test described above. There is a remote possibility that the Secretary of the Treasury will issue contrary tax regulations with respect to foreign currency gains that are not directly related to a RIC’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), and such regulations could apply retroactively.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” A foreign issuer in which a Fund invests will not be treated as a PFIC with respect to the Fund if such issuer is a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes and the Fund holds (directly, indirectly, or constructively) 10% or more of the voting interests in or total value of such issuer. In such a case, a Fund generally would be required to include in gross income each year, as ordinary income, its share of certain amounts of a CFC’s income, whether or not the CFC distributes such amounts to the Fund.

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Options and Futures

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires: (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter; and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by a Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and

40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Commodity-Linked Instruments. A Fund’s investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Exchange-Traded Notes, Structured Notes. The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes (“ETNs”) and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect a Fund’s ability to qualify for treatment as a RIC and to avoid a Fund-level tax.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, a Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as: (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income); (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares; and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in Other RICs. A Fund’s investments in shares of another mutual fund, an ETF or another company that qualifies as a RIC (each, an “investment company”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the investment company, rather than in shares of the investment company. Further, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company. If a Fund receives dividends from an investment company and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If a Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Investments in Master Limited Partnerships and Certain Non-U.S. Entities. A Fund’s ability to make direct and indirect investments in MLPs and certain non-U.S. entities is limited by the Fund’s intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. federal income tax purposes, the Fund’s status as a RIC may be jeopardized. Among other limitations, a Fund is permitted to have no more than 25% of the value of its total assets invested in qualified publicly traded partnerships, including MLPs.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in a MLP will ostensibly not qualify for the deduction that would be available to a noncorporate shareholder were the shareholder to own such MLP directly.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Sale, Exchange or Redemption of Shares

The sale, exchange or redemption of Fund shares may give rise to a gain or loss.

In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or at least $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Foreign Taxation

Income, proceeds and gains received by a Fund (or RICs in which the Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. This will decrease a Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at taxable year end consists of securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by a Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Foreign Shareholders

Distributions by a Fund to shareholders that are not “United States persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as: (1) Capital Gain Dividends; (2) short-term capital gain dividends; and (3) interest-related dividends, each as defined below and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If a Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A Fund may report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless: (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States; (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of a Fund (as described below).

Subject to certain exceptions (e.g., if the Fund were a U.S. “real property holding corporation” as described below), a Fund is generally not required (and does not expect) to withhold on the amount of a non-dividend distribution (i.e., a distribution that is not paid out of the Fund’s current earnings and profits for the applicable taxable year or accumulated earnings and profits) when paid to its foreign shareholders.

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Moreover, if a Fund were a USRPHC or, very generally, had been one in the last five years, it would be required to withhold on amounts distributed to a greater-than-5% foreign shareholder to the extent such amounts would not be treated as a dividend, i.e., are in excess of the Fund’s current and accumulated “earnings and profits” for the applicable taxable year. Such withholding generally is not required if the Fund is a domestically controlled QIE.

If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to: (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands; and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and – payment obligations discussed above through the sale and repurchase of Fund shares.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Backup Withholding

A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is timely furnished to the IRS.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114,

Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the U.S. Department of the Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends a Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., interest-related dividends and short-term capital gain dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, non-U.S., and other tax law and any proposed tax law changes.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has delegated responsibilities for decisions regarding proxy voting for securities held by each Fund to the Adviser, which has delegated such responsibilities to Trillium, subject to the general oversight of the Board. The Adviser and Trillium have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the 1940 Act, as amended, consistent with its fiduciary obligations. The Proxy Policy has been approved by the Board of Trustees. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best interests of the Funds and their shareholders considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Any conflict between the best interests of the Funds and the Adviser’s and Trillium’s interests will be resolved in the Funds’ favor pursuant to the Proxy Policy.

The Adviser’s and Trillium’s proxy voting policies and procedures are attached as Appendix A.

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the pertinent Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at 866-260-9549 (toll free) or 312-557-5913. Information about how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available without charge, upon request, by calling the Trust at 866-260-9549 (toll free) or 312-557-5913 and on the SEC’s website at https://www.sec.gov/.

FINANCIAL STATEMENTS

Audited financial statements for the Funds as of June 30, 2024, including notes thereto, and the report of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Trust’s June 30, 2024 N-CSR. The Trust’s N-CSR for the Funds was filed electronically with the SEC on September 5, 2024 (Accession No. 0000898430-24-000571).

APPENDIX A

PERPETUAL AMERICAS FUNDS SERVICES

PROXY VOTING PROCEDURES SUMMARY

Perpetual Americas Funds Services (“PAFS”) has a fiduciary responsibility to its clients for voting proxies, where authorized, for portfolio securities consistent with the best interests of their clients when voting. Proxy voting is an important right of shareholders, and reasonable care and diligence should be undertaken to ensure that such rights are properly exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which should include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser has proxy voting authority.

Client accounts that are plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA.

PAFS has established procedures to ensure that all proxies that are received, and for which a client has given the adviser voting authority, are properly distributed and voted on a timely basis in the best interest of the client. To support this, PAFS uses Institutional Shareholder Services (“ISS”) as its sole proxy research and proxy voting service provider.

We use ISS as our proxy voting provider for lodging our votes. The research on individual resolutions provided by ISS is one of the inputs into our voting decisions alongside the analysis done by each team in accordance with their investment style and objective. Portfolio managers make the decision on all voting based on their assessment of the merits of each resolution. As an active manager, running concentrated portfolios with the objective of outperforming a benchmark or client objective, we generally purchase the securities of a company because we have a positive view on management and business performance. This positive disposition typically means we have a higher probability of voting in line with management than a highly diversified or passive manager. All voting and engagement activities are designed to enhance long-term shareholder returns and focus on how a company is governed to best deploy a strategy that most effectively manages risk and opportunity aligned to sustainable growth.

Consistent with our multi-boutique structure, we do not subscribe to a centralized “house” approach to voting. We believe the investment teams are best placed to undertake their own voting, in line with their specific investment objectives, and therefore we do not have policies that prescribe how they should vote on certain issues. Investment teams have discretion to make voting decisions based on their analysis of proposals, their engagements with companies and/or any available third-party research and data. They can also seek the advice and counsel of the Sustainable Investments team or Regnan Insight and Advisory Centre, if required.

Where the investment teams agree the proposals are in investors’ best interests, they will vote in favor of them. When proposals do not reflect the best interests of clients, the investment teams may choose to escalate these concerns to the investee company’s senior independent director or Chairperson. Our investment teams may also engage in discussions with other investors where appropriate and in compliance with market conduct and other applicable rules.

With respect to conflicts arising from proxy voting responsibilities, PAFS shall take reasonable steps to ensure, and must be able to demonstrate, that those steps resulted in a decision to vote the proxies in the best interests of the client and the long-term value of the client’s investment. Where PAFS is required to vote on a matter related to an issuer for which PAFS has other interests (e.g., a client relationship), or where another material conflict may arise with respect to a specific vote, PAFS will defer to the ISS recommendation. Due to the lack of a “house” approach to voting, it is possible that investment teams holding securities in the same entity may vote their proxies differently to each other as part of their interpretation of the best interests of clients according to their investment objectives. Identified conflicts of interest and their management will be detailed in the PAFS Conflicts Register in accordance with the firm’s Conflicts of Interest Policy.

Once the proxy has been voted, it is recorded and stored on the ISS ProxyExchange system. These records contain the proxy statements received on behalf of the client and the record of votes cast on behalf of the client. PAFS also retains any documents that it has prepared which were material to making a decision on how to vote, or that memorialized the basis for the decision, and records of the client’s requests for proxy voting information and any written response.

Clients may request a copy of our proxy voting policy or information regarding this proxy voting policy, including how PAFS voted on specific proxies.

TRILLIUM PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting and Reporting Policy

Effective September 30, 2024

Overview

Trillium’s policy is to seek to vote proxies with respect to client securities in accordance with the clients’ best interests. We believe Trillium’s clients seek out our services in part because they share Trillium’s Values1 and its devotion to aligning stakeholders’ values and objectives, combining impactful investment solutions with active ownership with the goal to provide positive impact, long-term value, and “social dividends”. Trillium believes that taking financial, environmental, social, governance, and systemic impacts into account in making proxy voting decisions can contribute to the long-term performance of our investments. Trillium’s proxy voting strives for improvements in long-term financial performance, is not intended to have a net-negative financial impact on the company, can be pursued with the intent of fostering long-term positive financial performance at the portfolio level, and has the goal of improving company environmental or social impacts consistent with Trillium’s Values.

Procedures

The Advocacy Team, as led by the Chief Advocacy Officer, bears responsibility for this policy and Trillium’s proxy voting program. This includes, among other matters, reviewing this policy on an annual basis, overseeing the selection of third-party proxy adviser services provider to assist with the administration of proxy voting, and developing and maintaining proxy voting guidelines in concert with the Proxy Voting Guidelines Committee.

Trillium maintains a Proxy Voting Guidelines Committee, chaired by the Chief Advocacy officer or their designee, comprised of members from Trillium business units, that develops, oversees, and maintains the proxy voting guidelines. The Proxy Voting Guidelines Committee reviews the guidelines on an annual basis. The Advocacy Team and Compliance Team periodically sample proxy voting records in an effort to make sure proxies are voted consistent with Trillium’s Proxy Voting Guidelines.

In instances where the Proxy Voting Guidelines do not address how Trillium should vote shares held in Trillium strategies, the Proxy Voting Guidelines Committee will review the item and assess how to vote in accordance with this policy. In addition to Trillium’s strategies, Trillium is also responsible for separately managed accounts which can contain clients’ investments that are not included in Trillium’s strategies. In instances where the Proxy Voting Guidelines do not address how Trillium should vote shares not held in Trillium strategies (i.e. only held in certain separately managed accounts), the Advocacy Team will review the item and may refer it to the relevant investment manager, the Proxy Voting Guidelines Committee, or vote per the provider’s recommendation (currently ISS’s Socially Responsible Investing guidelines).

The Advocacy Team has primary responsibility to make best efforts to properly and timely vote all proxies that are received in accordance with this policy. To support this responsibility Trillium engages a third-party provider to assist with the administration of proxy voting. Trillium relies upon a third-party proxy voting service provider to implement Trillium’s proxy voting guidelines and assist with the administrative aspects of voting. The Advocacy Team is primarily responsible for oversight of the service provider and periodically samples the service provider’s outputs throughout the year. The Advocacy Team annually reviews the performance of the service provider to seek to determine if services are sufficiently accurate, transparent, complete, effective, and otherwise adequate to meet Trillium’s responsibilities. This annual review also considers the adequacy of the service provider’s policies and procedures.

In certain circumstances, Trillium may abstain from voting if it deems that abstaining is in its clients’ best interests. Advocacy will maintain documentation describing the rationale for any instance in which Trillium does not vote a client’s proxy.

Conflicts of Interest

Trillium seeks to identify any conflicts of interest in voting proxies. Any such conflicts will be reviewed by the Chief Advocacy Officer or Chief Compliance Officer to determine how to mitigate the conflict. The conflict will be reported to the CEO or CCO to determine if a client needs to be notified. If there is a conflict of interest between Trillium and a client in respect to voting a proxy, Trillium will vote directly in line with the Proxy Voting Guidelines.

The Advocacy Team annually reviews information, policies, and procedures provided by the service provider regarding potential and actual conflicts of interest to determine if they create potential or actual conflicts with the services provided to Trillium.

Trillium does not participate in share lending and thus does not borrow or lend shares for the primary purpose of voting them.

Disclosure

Trillium will provide clients with information on proxy voting in their accounts as contractually agreed or reasonably requested.

Trillium furnishes the following information on its website: (i) the proxy voting guidelines; and (ii) Trillium’s proxy votes by year.

Trillium provides disclosure of its past and intended proxy votes, which encompasses, but is not confined to, those required by regulation. Additionally, Trillium may furnish such disclosures to proxy advisors and issuers, among others, in compliance with regulatory requirements.

[1]	https://www.trilliuminvest.com/our-values

PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)	Second Amended and Restated Agreement and Declaration of Trust, dated February 1, 2024, incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, filed on January 26, 2024.

(b)	Second Amended and Restated Bylaws, dated February 1, 2024, incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, filed on January 26, 2024.

(c)	Instruments Defining Rights of Security Holder. None, other than in the Second Amended and Restated Agreement and Declaration of Trust and the Second Amended and Restated Bylaws of the Registrant.

(d)	(i) Amended and Restated Investment Advisory Agreement between Registrant and JOHCM (USA) Inc, dated February 1, 2024, incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, filed on January 26, 2024.

(ii) Amended and Restated Schedule A to the Amended and Restated Investment Advisory Agreement between Registrant and JOHCM (USA) Inc, dated March 28, 2024, incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, filed on May 14, 2024.

(iii) Amended and Restated Sub-Advisory Agreement between JOHCM (USA) Inc and Thompson, Siegel & Walmsley LLC (“TSW”), dated February 1, 2024, incorporated by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A, filed on January 29, 2024.

(iv) Amended and Restated Schedules A and B to the Amended and Restated Sub-Advisory Agreement between JOHCM (USA) Inc and TSW, adding the TSW Core Plus Bond Fund, dated March 28, 2024, incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, filed on May 14, 2024.

(v) Amended and Restated Sub-Advisory Agreement between JOHCM (USA) Inc and Trillium Asset Management, LLC (“Trillium”), dated February 1, 2024, incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, filed on January 26, 2024.

(vi) Sub-Advisory Agreement between JOHCM (USA) Inc and Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), dated May 15, 2024, is filed herewith.

(e)	(i) Amended and Restated Distribution Agreement between Registrant and Perpetual Americas Funds Distributors, LLC (f/k/a JOHCM Funds Distributors, LLC), dated February 1, 2024, incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, filed on January 26, 2024.

(ii) Amendment to the Amended and Restated Distribution Agreement between Registrant and Perpetual Americas Funds Distributors, LLC, dated March 28, 2024, incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, filed on May 14, 2024.

(f)	Bonus or Profit-Sharing Contracts. Not applicable.

(g)	(i) Custody Agreement between Registrant and The Northern Trust Company (“Northern Trust”), dated July 14, 2021, incorporated by reference to the Registrant’s Registration Statement on Form N-14, filed on September 24, 2021.

(ii) Amendment to the Custody Agreement between Registrant and Northern Trust, dated May 26, 2023, incorporated by reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A, filed on August 14, 2023.

(iii) Amendment to the Custody Agreement between Registrant and Northern Trust, dated March 29, 2024, incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, filed on May 14, 2024.

(h)	Other Material Contracts.

(i) Amended and Restated Transfer Agency and Services Agreement between Registrant and Northern Trust, dated March 29, 2024, is filed herewith.

(ii) Fund Administration and Accounting Services Agreement between Registrant and Northern Trust, dated July 14, 2021, incorporated by reference to the Registrant’s Registration Statement on Form N-14, filed on September 24, 2021.

(iii) Amendment to the Fund Administration and Accounting Services Agreement between Registrant and Northern Trust, dated March 29, 2024, incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, filed on May 14, 2024.

(iv) Third Amended and Restated Expense Limitation Agreement between Registrant and JOHCM (USA) Inc, dated June 13, 2024, is filed herewith.

(v) Amended and Restated Schedule A to the Third Amended and Restated Expense Limitation Agreement between Registrant and JOHCM (USA) Inc, dated November 1, 2024, is filed herewith.

(vi) Amended and Restated Supplemental Expense Limitation Agreement between Registrant and JOHCM (USA) Inc, dated February 1, 2024, incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, filed on January 26, 2024.

(vii) Fund of Funds Fee Waiver and Expense Limitation Agreement between the Registrant and JOHCM (USA) Inc (d/b/a Perpetual Americas Funds Services), dated June 13, 2024, is filed herewith.

(viii) Amended and Restated Shareholder Services, Recordkeeping and Sub-Transfer Agency Services Agreement between Registrant and JOHCM (USA) Inc, dated February 1, 2024, incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, filed on January 26, 2024.

(ix) Amended and Restated Schedule A to the Amended and Restated Institutional Class Shareholder Services, Recordkeeping, and Sub-Transfer Agency Services Agreement between Registrant and JOHCM (USA) Inc, dated March 28, 2024, incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, filed on May 14, 2024.

(x) Amended and Restated Administration and Compliance Services Agreement between Registrant and JOHCM (USA) Inc, dated February 1, 2024, incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, filed on January 26, 2024.

(xi) Amended and Restated Schedule A to the Amended and Restated Administration and Compliance Services Agreement between Registrant and JOHCM (USA) Inc, dated March 28, 2024, incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, filed on May 14, 2024.

(xii) Fund PFO/Treasurer Agreement between Registrant and Foreside Fund Officer Services, LLC, dated January 8, 2021, incorporated by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A, filed on January 28, 2022.

(xiii) Fifth Amendment to the Fund PFO/Treasurer Agreement between Registrant and Foreside Fund Officers, LLC, dated March 28, 2024, incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, filed on May 14, 2024.

(xiv) Fund of Funds Investment Agreement between Registrant and Fidelity Rutland Square Trust II, dated December 21, 2023, incorporated by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A, filed on January 28, 2022.

(xv) Amendment to Fund of Funds Investment Agreement between Registrant and Fidelity Rutland Square Trust II, dated February 1, 2024, incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, filed on January 26, 2024.

(xvi) Name Licensing Agreement between Registrant and Perpetual Americas Ltd., dated February 1, 2024, incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, filed on January 26, 2024.

(i)	(i) Legal Opinion and consent of Ropes & Gray LLP as to JOHCM Emerging Markets Opportunities Fund, JOHCM Global Select Fund, JOHCM International Select Fund, JOHCM International Small Cap Equity Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund, JOHCM International Opportunities Fund, JOHCM Global Income Builder Fund, and JOHCM Credit Income Fund, dated January 26, 2021, incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A, filed on January 26, 2021.

(ii) Legal Opinion and consent of Ropes & Gray LLP as to Regnan Global Equity Impact Solutions, dated July 16, 2021, incorporated by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, filed on July 16, 2021.

(iii) Legal Opinion and consent of Ropes & Gray LLP as to TSW Emerging Markets Fund, TSW High Yield Bond Fund, and TSW Large Cap Value Fund, dated October 22, 2021, incorporated by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A, filed on October 22, 2021.

(iv) Legal Opinion and consent of Ropes & Gray LLP as to Regnan Sustainable Water and Waste Fund, dated February 27, 2023, incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2023.

(v) Legal Opinion and consent of Ropes & Gray LLP as to Trillium ESG Global Equity Fund and Trillium ESG Small/Mid Cap Fund, dated August 14, 2023, incorporated by reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A, filed on August 14, 2023.

(vi) Legal Opinion and consent of Ropes & Gray LLP as to TSW Core Plus Bond Fund, dated May 14, 2024, incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, filed on May 14, 2024.

(vii) Legal Opinion and consent of Ropes & Gray LLP as to Barrow Hanley Concentrated Emerging Markets ESG Fund, Barrow Hanley Total Return Bond Fund, Barrow Hanley Credit Opportunities Fund, Barrow Hanley Floating Rate Fund, Barrow Hanley US Value Opportunities Fund, Barrow Hanley Emerging Markets Value Fund, and Barrow Hanley International Value Fund, dated May 15, 2024, incorporated by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A, filed on May 15, 2024.

(j)	Other Opinions.

(i) Consent of independent registered public accounting firm, is filed herewith.

(k)	Omitted Financial Statements. Not applicable.

(l)	Initial Capital Agreements. Not applicable.

(m)	(i) Amended and Restated Distribution and Servicing Plan Pursuant to Rule 12b-1, dated February 1, 2024, incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, filed on January 26, 2024.

(ii) Amended and Restated Schedule A to the Amended and Restated Distribution and Servicing Plan Pursuant to Rule 12b-1, dated March 28, 2024, incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, filed on May 14, 2024.

(n)	(i) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, dated February 1, 2024, incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, filed on January 26, 2024.

(ii) Amended and Restated Schedule A to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, dated March 28, 2024, incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, filed on May 14, 2024.

(o)	Powers of Attorney.

(i) Power of Attorney for Barbara A. McCann, Kevin J. McKenna, and Beth K. Werths, dated January 24, 2024, incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, filed on January 26, 2024.

(ii) Power of Attorney for Joseph P. Gennaco, dated January 24, 2024, incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, filed on January 26, 2024.

(iii) Power of Attorney for Jonathan Weitz, dated January 25, 2024, incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement, filed on January 26, 2024.

(iv) Power of Attorney for Troy Sheets, dated January 25, 2024, incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement, filed on January 26, 2024.

(v) Power of Attorney for Andrew Jolin, dated January 25, 2024, incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, filed on January 26, 2024.

(p)	Code of Ethics.

(i) Code of Ethics of the Registrant, incorporated by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A, filed on January 28, 2022.

(ii) Code of Ethics of ACA Foreside, incorporated by reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A, filed on August 14, 2023.

(iii) Code of Ethics of JOHCM (USA) Inc, incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A, filed on January 26, 2021.

(iv) Code of Ethics of TSW, incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, filed on May 14, 2024.

(v) Code of Ethics of Trillium, incorporated by reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A, filed on August 14, 2023.

(vi) Code of Ethics of Barrow Hanley, incorporated by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A, filed on May 15, 2024.

Item 29. Control Persons. Not applicable.

Item 30. Indemnification.

Reference is made to Article VIII, sections 1 through 3, of the Registrant’s Second Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), which is incorporated by reference herein. In addition, the Registrant maintains a trustees and officers liability insurance policy under which the Registrant and its trustees and officers are named insureds. Certain service providers to the Registrant also have contractually agreed to indemnify and hold harmless the trustees against liability arising in connection with the service provider’s performance of services under the relevant agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser.

JOHCM (USA) Inc, 1 Congress Street, Suite 3101, Boston, Massachusetts 02114, is registered as an investment adviser and is a wholly owned subsidiary of Perpetual Ltd. Additional information about JOHCM (USA) Inc and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the adviser’s Form ADV, file number 801-78083.

Trillium Asset Management, LLC, 1 Congress Street, Suite 3101, Boston, Massachusetts 02114, is registered as an investment adviser and is a wholly owned subsidiary of Perpetual Ltd. Additional information about Trillium Asset Management, LLC and their officers and directors is incorporated by reference to the Statement of Additional Information filed herewith, and the Form ADV, file number 801-17958.

Except as set forth below, the directors and officers of the advisers, have been engaged during the last two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors or officers of JOHCM (USA) Inc, Trillium Asset Management, LLC or certain of JOHCM (USA) Inc’s corporate affiliates. The business and other connections of the officers and directors of the advisers are listed in Schedules A and D of their Forms ADV as currently on file with the SEC, the text of which Schedules are hereby incorporated herein by reference.

Name and Title	Non-JOHCM (USA) Inc business, profession, vocation, or employment
N/A

Name and Title	Non-Trillium Asset Management, LLC business, profession, vocation, or employment
N/A

Item 32. Principal Underwriter

(a)	Not applicable.

(b)

The following are the Officers and Manager of Perpetual Americas Funds Distributors, LLC, formerly, JOHCM Funds Distributors, LLC (the “Distributor”). The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None

Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	None

Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)	Not applicable.

Item 33. Location of Accounts and Records.

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at 1 Congress Street, Suite 3101, Boston, Massachusetts 02114, and/or by the Registrant’s administrator, transfer agent, fund accounting agent and custodian, The Northern Trust Company, 50 LaSalle St., Chicago, IL 60603; the Registrant’s investment subadvisers, Thompson, Siegel & Walmsley LLC, 6641 W. Broad Street, Suite 600 Richmond, Virginia 23230, Trillium Asset Management, LLC, 1 Congress Street, Suite 3101, Boston, Massachusetts 02114, and Barrow, Hanley, Mewhinney & Strauss, LLC, 2200 Ross Avenue, 31st Floor, Dallas, TX 75201; the Registrant’s compliance and financial control services service provider, Foreside Fund Officer Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101; the Registrant’s distributor, Perpetual Americas Funds Distributors, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101; the Registrant’s investment adviser, JOHCM (USA) Inc, 1 Congress Street, Suite 3101, Boston, Massachusetts 02114, and J O Hambro Capital Management Limited, Ryder Court, Ground Floor, 14 Ryder Street, London SW1Y 6QB, United Kingdom for certain records.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. None.

NOTICE

A copy of the Second Amended and Restated Agreement and Declaration of Trust of Perpetual Americas Funds Trust, together with all amendments thereto, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trust by an officer or Trustee of the Trust in his or her capacity as an officer or Trustee of the Trust and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or officers of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, Commonwealth of Massachusetts on the 28th day of October, 2024.

Perpetual Americas Funds Trust

By:	/s/ Jonathan Weitz
Name:	Jonathan Weitz
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jonathan Weitz Jonathan Weitz	President and Chief Executive Officer	October 28, 2024

/s/ Troy Sheets Troy Sheets*	Treasurer, Chief Financial Officer, and Principal Accounting Officer	October 28, 2024

/s/ Joseph P. Gennaco Joseph P. Gennaco*	Trustee	October 28, 2024

/s/ Barbara A. McCann Barbara A. McCann*	Trustee	October 28, 2024

/s/ Kevin J. McKenna Kevin J. McKenna*	Trustee	October 28, 2024

/s/ Beth K. Werths Beth K. Werths*	Trustee	October 28, 2024

*By:	/s/ Jonathan Weitz
Jonathan Weitz, as Attorney-in-Fact
Date: October 28, 2024

Exhibit Index

Exhibit (d)(vi)	Sub-Advisory Agreement between JOHCM (USA) Inc and Barrow Hanley

Exhibit (h)(i)	Amended and Restated Transfer Agency and Services Agreement

Exhibit (h)(iv)	Third Amended and Restated Expense Limitation Agreement

Exhibit (h)(v)	Amended and Restated Schedule A to the Third Amended and Restated Expense Limitation Agreement

Exhibit (h)(vii)	Fund of Funds Fee Waiver and Expense Limitation Agreement

Exhibit (j)(i)	Consent of independent registered public accounting firm